UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

AMG Funds II

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2019 – DECEMBER 31, 2019

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds December 31, 2019 AMG Chicago Equity Partners Balanced Fund Class N: MBEAX | Class I: MBESX | Class Z: MBEYX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1.800.548.4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.

amgfunds.com	123119	AR009

AMG Funds Annual Report — December 31, 2019

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS

AMG Chicago Equity Partners Balanced Fund	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	22

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	24

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	25

Detail of changes in assets for the past two fiscal years

Financial Highlights	26

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	29

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

OTHER INFORMATION	36

TRUSTEES AND OFFICERS	37

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The U.S. bull market celebrated its 10-year anniversary during the fiscal year ended December 31, 2019, as stocks proved resilient in the face of global economic weakness, rising geopolitical tensions, and the ongoing trade war. After a painful selloff in late 2018, a dovish pivot from global central banks rescued investors and fueled a strong rebound early in 2019. The rally picked up steam in the final months of the year, as trade tensions eased when the U.S. and China agreed to a limited “phase one” deal in December following months of tense back-and-forth negotiations. The yield curve, which had inverted earlier in the year and raised investor anxiety given its track record for predicting an impending recession, was no longer inverted by year-end as the U.S. Federal Reserve (the Fed) cut short-term rates. Worries over a near-term recession lifted while the yield curve steepened and trade developments improved, leading to a wave of investor confidence and strong equity returns, with the S&P 500® Index returning 31.49%. International equities were also resistant to pressures facing the global economy and generated a 21.51% return as measured by the MSCI All Country World ex USA Index.

In total, all eleven sectors of the S&P 500® Index were strongly positive during the prior twelve months, each producing double-digit returns. The higher growth information technology sector led the way with a 50.31% return while the communication services and financial sectors followed closely behind. Energy was the worst performing sector during the fiscal year, yet still produced a very respectable 11.81% return. Growth stocks outperformed Value stocks for the full fiscal year with returns of 36.39% and 26.54% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. The cycle of U.S. outperformance over international equities continued but international developed and emerging markets still produced solid positive returns, with the MSCI EAFE and MSCI Emerging Markets Index returning 22.01% and 18.42%, respectively.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates three times during the year. The 10-year Treasury yield fell from its recent high of 3.24% last November to a low of 1.47% in early September and then edged slightly higher to finish the year at 1.92%. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with an 8.72% return. High yield bonds outperformed the broader bond market and returned 14.32% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with a 7.54% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2019*
Stocks:		1 Year	3 Years	5 Years
Large Cap	(S&P 500® Index)	31.49%	15.27%	11.70%
Small Cap	(Russell 2000® Index)	25.52%	8.59%	8.23%
International	(MSCI All Country World ex USA Index)	21.51%	9.87%	5.51%

Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	8.72%	4.03%	3.05%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	14.32%	6.37%	6.13%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	7.54%	4.72%	3.53%
Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.57%	1.81%	1.26%

*	Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2019	Expense Ratio for the Period	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG Chicago Equity Partners Balanced Fund
Based on Actual Fund Return
Class N	1.09%	$1,000	$1,055	$5.64
Class I	0.94%	$1,000	$1,055	$4.87
Class Z	0.84%	$1,000	$1,055	$4.35

Based on Hypothetical 5% Annual Return
Class N	1.09%	$1,000	$1,020	$5.55
Class I	0.94%	$1,000	$1,020	$4.79
Class Z	0.84%	$1,000	$1,021	$4.28

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Chicago Equity Partners Balanced Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2019, AMG Chicago Equity Partners Balanced Fund (Class N shares) (the “Fund”) returned 16.96%, compared to the 22.13% return for its benchmark, which consists of 60% the return of the Russell 1000® Index and 40% the return of the Bloomberg Barclays U.S. Aggregate Bond Index.

CEP’s Market Phase Identification (MPI) model signaled a downturn phase throughout much of the year which resulted in varied underweight equity allocations in the Fund throughout much of 2019. It was not until the fourth quarter that the model shifted to a rebound phase, causing the asset allocation to change from 55% equity/45% fixed income to 65% equity/35% fixed income in the last quarter of the year. The prevalent underweight in equities during 2019 was a primary driver of the Fund’s overall underperformance.

At the beginning of the year, the equity portion of the Fund shifted its style preference to Value from Growth, its factor preference from Momentum to Quality, and risk profile from neutral to lower volatility. In the fourth quarter, the factor preference moved from Quality to Value and continued to maintain its style preference for Value. The equity portfolio underperformed the Russell 1000® Index for the year due to this positioning as Growth stocks outperformed Value stocks.

Stocks had a great year in 2019 with all major U.S indices posting double-digit positive returns. The Russell 1000® Index repeatedly set new record highs, finishing the year with a 31.43% return, the best yearly performance since 2013. The optimism over the U.S.-China trade talks combined with the U.S. Federal Reserve (Fed) cutting interest rates three times this year contributed to the strong equity performance as stock prices rose substantially despite negative earnings revisions. The slowing U.S. economy has been supported by consumers as unemployment hit historic lows and consumer spending remained solid while manufacturing has been weak.

The equity segment of the Fund underperformed this year relative to the Russell 1000® Index. The year’s underperformance was mostly due to weakness in the first and fourth quarters. In the first and fourth quarters the rank performance of our quantitative model performed poorly, with the stocks we had ranked highly underperforming those that we had ranked lower.

The fixed income segment of the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index every quarter in 2019 with strong results in the 4th quarter. While duration, curve exposure and the mortgage-backed securities (MBS) allocation are closely aligned with benchmark weightings, an overweight to corporate bonds has benefited the portfolio throughout the year as a result of the narrowing of corporate spreads and falling interest rates across the maturity spectrum. Specific security selection and an overweight to BBB rated issuers also helped performance.

Expectations for next year are for corporate earnings to improve along with an increasing investor preference for stocks with quality balance sheets. Our research has shown that constructing a well-diversified portfolio of companies with attractive valuations ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk-controlled process delivers consistent long-term excess returns. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

This commentary reflects the viewpoints of Chicago Equity Partners, LLC and is not intended as a forecast or guarantee of future results.

4

AMG Chicago Equity Partners Balanced Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Chicago Equity Partners Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Chicago Equity Partners Balanced Fund’s Class N shares on December 31, 2009, to a $10,000 investment made in the 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Chicago Equity Partners Balanced Fund, the 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Chicago Equity Partners Balanced Fund[2,3,4,5,6,7]
Class N	16.96%	7.00%	8.88%	7.92%	01/02/97
Class I	17.17%	7.16%	—	8.80%	11/30/12
Class Z	17.21%	7.26%	9.16%	8.29%	01/02/97

60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index[8,9]	22.13%	8.31%	9.87%	7.84%	01/02/97	†
Russell 1000® Index[8]	31.43%	11.48%	13.54%	8.80%	01/02/97	†
Bloomberg Barclays U.S. Aggregate Bond Index[9]	8.72%	3.05%	3.75%	5.14%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[4]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[8]

The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. Unlike the Fund, the Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.

[9]

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are Securities and Exchange Commission-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the Fund, the Bloomberg Barclays

5

AMG Chicago Equity Partners Balanced Fund Portfolio Manager’s Comments (continued)

U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Index is a trademark of the London Stock Exchange Group companies.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”).

BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Chicago Equity Partners Balanced Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
U.S. Government and Agency Obligations	18.5
Industrials	16.3
Financials	14.4
Information Technology	10.8
Health Care	7.9
Communication Services	5.7
Consumer Discretionary	5.7
Utilities	5.2
Consumer Staples	4.8
Real Estate	3.2
Energy	3.1
Materials	2.2
Exchange Traded Funds	1.0
Short-Term Investments	4.0
Other Assets Less Liabilities	(2.8)

Rating	% of Market Value[1]
U.S. Government and Agency Obligations	54.7
Aa/AA	0.1
A	12.9
Baa/BBB	32.3

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Apple, Inc.	2.0
Microsoft Corp.	1.6
Johnson & Johnson	1.0
U.S. Treasury Notes, 1.750%, 09/30/22	1.0
U.S. Treasury Notes, 1.875%, 08/31/22	1.0
The Procter & Gamble Co.	1.0
Amazon.com, Inc.	0.9
Berkshire Hathaway, Inc., Class B	0.9
JPMorgan Chase & Co.	0.9
Alphabet, Inc., Class A	0.9

Top Ten as a Group	11.2

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch’s. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 64.0%
Communication Services - 5.7%
Activision Blizzard, Inc.	1,300	$77,246
Alphabet, Inc., Class A*	1,680	2,250,175
AT&T, Inc.	27,049	1,057,075
Avex, Inc. (Japan)	3,300	38,012
Borussia Dortmund GmbH & Co. KGaA (Germany)	1,000	9,871
Cinemark Holdings, Inc.[1]	9,680	327,668
Comcast Corp., Class A	10,305	463,416
CTS Eventim AG & Co. KGaA (Germany)	900	56,469
Electronic Arts, Inc.*	490	52,680
Facebook, Inc., Class A*	6,625	1,359,781
Freenet AG (Germany)	700	16,049
Gree, Inc. (Japan)	12,200	55,123
HKBN, Ltd. (Hong Kong)	15,400	25,822
Infrastrutture Wireless Italiane S.P.A. (Italy)[2]	1,300	12,730
Kadokawa Corp. (Japan)	4,900	93,667
Lagardere SCA (France)	3,700	80,640
Live Nation Entertainment, Inc.*,1	1,590	113,637
Match Group, Inc.*,1	1,035	84,984
Metropole Television, S.A. (France)	3,600	67,760
Mixi, Inc. (Japan)	1,500	28,439
MTI, Ltd. (Japan)	1,800	11,771
Netflix, Inc.*	715	231,353
Omnicom Group, Inc.[1]	6,290	509,616
Proto Corp. (Japan)	4,200	46,209
RAI Way S.P.A. (Italy)[2]	3,400	23,383
Rightmove PLC (United Kingdom)	2,300	19,300
Rovio Entertainment Oyj (Finland)[1,2]	6,300	31,207
Sinclair Broadcast Group, Inc., Class A1	4,520	150,697
SmarTone Telecommunications Holdings, Ltd. (Hong Kong)	10,700	8,241
Spotify Technology S.A. (Sweden)*	785	117,397
Sunrise Communications Group AG (Switzerland)[2]	300	23,569
Take-Two Interactive Software, Inc.*	17,600	2,154,768
Telephone & Data Systems, Inc.	10,060	255,826
Television Francaise 1 (France)	1,500	12,503
T-Mobile US, Inc.*	2,955	231,731
TripAdvisor, Inc.	7,495	227,698
TV Asahi Holdings Corp. (Japan)	2,300	42,469
Verizon Communications, Inc.	32,065	1,968,791
ViacomCBS, Inc., Class B	20,942	878,936

	Shares	Value
The Walt Disney Co.	8,384	$1,212,578
Total Communication Services		14,429,287
Consumer Discretionary - 5.7%
888 Holdings PLC (Gibraltar)	21,800	47,646
Accent Group, Ltd. (Australia)	55,700	72,939
Adient PLC*	18,085	384,306
Amazon.com, Inc.*	1,295	2,392,953
Autogrill S.P.A. (Italy)	1,600	16,750
AutoZone, Inc.*	125	148,914
boohoo Group PLC (United Kingdom)*	6,800	26,833
Booking Holdings, Inc.*	155	318,328
BorgWarner, Inc.	4,535	196,728
Chipotle Mexican Grill, Inc.*	330	276,246
Darden Restaurants, Inc.	790	86,118
DFS Furniture PLC (United Kingdom)	19,700	75,414
D’ieteren, S.A. (Belgium)	500	35,109
Dollar General Corp.	1,690	263,606
Dollar Tree, Inc.*,1	1,305	122,735
Doutor Nichires Holdings Co., Ltd. (Japan)	1,800	35,728
Dunkin’ Brands Group, Inc.	2,955	223,221
eBay, Inc.	15,435	557,358
ES-Con Japan, Ltd. (Japan)	1,800	15,448
Evolution Gaming Group AB (Sweden)[2]	1,800	54,322
Exedy Corp. (Japan)	500	11,311
Expedia Group, Inc.	680	73,535
Extended Stay America, Inc.	26,235	389,852
Floor & Decor Holdings, Inc., Class A*,1	4,075	207,051
Ford Motor Co.	68,335	635,516
Foster Electric Co., Ltd. (Japan)	2,300	40,400
France Bed Holdings Co., Ltd. (Japan)	1,800	15,929
Games Workshop Group PLC (United Kingdom)	200	16,174
Garrett Motion, Inc. (Switzerland)*	1	10
General Motors Co.	22,390	819,474
Grand Canyon Education, Inc.*,1	1,740	166,675
Greggs PLC (United Kingdom)	2,100	64,056
G-Tekt Corp. (Japan)	1,500	23,840
Harley-Davidson, Inc.[1]	12,380	460,412
Heiwa Corp. (Japan)	2,800	58,635
The Home Depot, Inc.	480	104,822
IDP Education, Ltd. (Australia)	5,000	60,272
Jumbo Interactive, Ltd. (Australia)	1,500	15,730
Just Eat PLC (United Kingdom)*	3,400	37,617
Kasai Kogyo Co., Ltd. (Japan)	1,100	8,628

The accompanying notes are an integral part of these financial statements.

8

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Consumer Discretionary - 5.7% (continued)
Kaufman & Broad, S.A. (France)	1,100	$45,653
Kohl’s Corp.[1]	5,380	274,111
Kurabo Industries, Ltd. (Japan)	1,100	25,499
Macy’s, Inc.[1]	18,185	309,145
Mars Group Holdings Corp. (Japan)	700	13,106
Marston’s PLC (United Kingdom)	27,100	45,661
Matas A/S (Denmark)	5,400	44,663
Mattel, Inc.*,1	11,805	159,958
Mitchells & Butlers PLC (United Kingdom)*	5,200	31,650
Mizuno Corp. (Japan)	700	17,685
Mobilezone Holding AG (Switzerland)	3,900	43,772
Newell Brands, Inc.	47,235	907,857
Nordstrom, Inc.[1]	4,895	200,352
Norwegian Cruise Line Holdings, Ltd.*	5,115	298,767
Pets at Home Group PLC (United Kingdom)[1]	21,900	81,109
Piolax, Inc. (Japan)	1,300	25,060
Pool Corp.	725	153,976
Redrow PLC (United Kingdom)	2,400	23,689
Ross Stores, Inc.	2,450	285,229
Seiko Holdings Corp. (Japan)	2,000	53,336
ServiceMaster Global Holdings, Inc.*	1,700	65,722
SSP Group PLC (United Kingdom)	7,359	63,357
Starts Corp., Inc. (Japan)	1,200	30,535
The Gap, Inc.[1]	13,200	233,376
The TJX Cos., Inc.	5,700	348,042
Tokai Rika Co., Ltd. (Japan)	2,900	56,513
Tokmanni Group Corp. (Finland)	3,100	43,883
Tractor Supply Co.	1,535	143,430
VF Corp.	6,165	614,404
The Wendy’s Co.[1]	41,230	915,718
Xebio Holdings Co., Ltd. (Japan)	4,400	53,132
Xinyi Glass Holdings, Ltd. (Hong Kong)	59,300	78,571
Yorozu Corp. (Japan)	1,300	17,451
Zojirushi Corp. (Japan)	1,500	28,143
Total Consumer Discretionary		14,293,196
Consumer Staples - 4.8%
Axfood AB (Sweden)	2,800	62,356
Bunge, Ltd.	11,025	634,489
C&C Group PLC (Ireland)	10,700	57,615
Campbell Soup Co.[1]	2,970	146,777
Cawachi, Ltd. (Japan)	700	14,183
Cloetta AB, Class B (Sweden)	22,300	75,623

	Shares	Value
The Coca-Cola Co.	18,705	$1,035,322
Colgate-Palmolive Co.	2,695	185,524
Constellation Brands, Inc., Class A	1,625	308,344
Costco Wholesale Corp.	1,460	429,123
Edgewell Personal Care Co.*	9,895	306,349
General Mills, Inc.	13,965	747,965
Kato Sangyo Co., Ltd. (Japan)	700	22,938
Keurig Dr Pepper, Inc.[1]	10,935	316,568
Kimberly-Clark Corp.	4,275	588,026
The Kroger Co.	8,905	258,156
McCormick & Co., Inc., Non-Voting Shares	5,310	901,266
Metcash Ltd. (Australia)	9,800	17,663
Monster Beverage Corp.*	9,315	591,968
Nippon Beet Sugar Manufacturing Co., Ltd. (Japan)	700	13,045
Nissin Foods Co. Ltd. (Hong Kong)	34,300	27,259
Ontex Group N.V. (Belgium)	2,000	42,097
Origin Enterprises PLC (Ireland)	13,500	56,181
PepsiCo, Inc.	4,945	675,833
Philip Morris International, Inc.	4,415	375,672
The Procter & Gamble Co.	19,530	2,439,297
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd. (Israel)	1,100	63,292
Scandi Standard AB (Sweden)	4,600	36,539
Sheng Siong Group, Ltd. (Singapore)	14,300	13,184
Sprouts Farmers Market, Inc.*	11,180	216,333
Starzen Co., Ltd. (Japan)	300	12,137
Stock Spirits Group PLC (United Kingdom)	20,800	56,760
Tate & Lyle PLC (United Kingdom)	5,700	57,433
Walmart, Inc.	10,780	1,281,095
Total Consumer Staples		12,066,412
Energy - 3.1%
Anglo Pacific Group PLC (United Kingdom)	14,100	35,860
Cabot Oil & Gas Corp.	8,660	150,771
Chevron Corp.	13,025	1,569,643
China Aviation Oil Singapore Corp., Ltd. (Singapore)	23,700	22,399
ConocoPhillips	14,205	923,751
Continental Resources, Inc.	3,330	114,219
Devon Energy Corp.	14,610	379,422
DNO A.S.A. (Norway)	3,700	4,880
Exxon Mobil Corp.	26,815	1,871,151
Gaztransport Et Technigaz, S.A. (France)	1,300	125,212
HollyFrontier Corp.	3,975	201,572

The accompanying notes are an integral part of these financial statements.

9

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Energy - 3.1% (continued)
Japan Petroleum Exploration Co., Ltd. (Japan)	1,000	$26,929
Naphtha Israel Petroleum Corp., Ltd. (Israel)	11,400	68,226
National Oilwell Varco, Inc.[1]	12,890	322,894
Occidental Petroleum Corp.	4,320	178,027
Parsley Energy, Inc., Class A	8,990	170,001
PBF Energy, Inc., Class A	3,865	121,245
Pioneer Natural Resources Co.	4,275	647,107
Schlumberger, Ltd.	16,265	653,853
TGS NOPEC Geophysical Co., A.S.A. (Norway)	2,100	63,891
Washington H Soul Pattinson & Co., Ltd. (Australia)	800	12,069
Whitehaven Coal, Ltd. (Australia)	25,200	46,734
Total Energy		7,709,856
Financials - 10.6%
Aflac, Inc.	8,835	467,371
The Allstate Corp.	4,855	545,945
Ally Financial, Inc.	39,410	1,204,370
Ameriprise Financial, Inc.	4,910	817,908
Aon PLC (United Kingdom)	425	88,523
Bank of America Corp.	34,385	1,211,040
Bank of Georgia Group PLC (Georgia)	2,400	51,660
BAWAG Group AG (Austria)[2]	1,000	45,197
Berkshire Hathaway, Inc., Class B*	10,150	2,298,975
Brewin Dolphin Holdings PLC (United Kingdom)	8,500	41,929
Cboe Global Markets, Inc.	1,475	177,000
Cembra Money Bank AG (Switzerland)	1,100	120,350
Cerved Group S.P.A. (Italy)	2,100	20,493
Chimera Investment Corp., REIT [1]	28,160	578,970
CIT Group, Inc.	27,360	1,248,437
Citigroup, Inc.	27,825	2,222,939
Citizens Financial Group, Inc.	10,660	432,903
Coface, S.A. (France)*	5,200	63,987
Deutsche Pfandbriefbank AG (Germany)[2]	7,500	122,150
FactSet Research Systems, Inc.[1]	655	175,736
Franklin Resources, Inc.[1]	7,555	196,279
Globe Life, Inc.	2,530	266,282
IG Group Holdings PLC (United Kingdom)	3,600	33,142
Intermediate Capital Group PLC (United Kingdom)	5,900	125,842
J Trust Co., Ltd. (Japan)	5,900	23,121
Jafco Co., Ltd. (Japan)	1,500	58,800
Japan Securities Finance Co., Ltd. (Japan)	15,000	71,579

	Shares	Value
JPMorgan Chase & Co.	16,248	$2,264,971
KBC Ancora (Belgium)	1,100	55,339
Legg Mason, Inc.	45,400	1,630,314
Lincoln National Corp.	10,200	601,902
M&T Bank Corp.	5,030	853,842
Man Group PLC (United Kingdom)	5,400	11,310
Marusan Securities Co., Ltd. (Japan)	6,300	28,115
MetLife, Inc.	20,720	1,056,098
Navient Corp.[1]	87,395	1,195,564
Okasan Securities Group, Inc. (Japan)	17,200	61,639
OneSavings Bank PLC (United Kingdom)	3,700	21,241
The Phoenix Holdings Ltd (Israel)	3,700	22,389
Popular, Inc. (Puerto Rico)	7,096	416,890
The Progressive Corp.	900	65,151
Prudential Financial, Inc.	1,795	168,263
Reinsurance Group of America, Inc.	2,155	351,394
S&P Global, Inc.	670	182,943
SEI Investments Co.	4,120	269,778
Senshu Ikeda Holdings, Inc. (Japan)	8,800	16,732
SpareBank 1 Nord Norge (Norway)	8,800	78,685
Sparebank 1 Oestlandet (Norway)	3,400	35,823
SpareBank 1 SMN (Norway)	1,000	11,421
Storebrand A.S.A. (Norway)	300	2,363
TCF Financial Corp.	8,105	379,314
Tokai Tokyo Financial Holdings, Inc. (Japan)	20,500	61,147
Tokyo Kiraboshi Financial Group, Inc. (Japan)	3,400	47,344
Topdanmark A/S (Denmark)	1,300	64,084
The Travelers Cos., Inc.	8,325	1,140,109
Truist Financial Corp.	14,660	825,651
U.S. Bancorp	12,960	768,398
Unipol Gruppo S.P.A. (Italy)	9,800	56,263
Wells Fargo & Co.	19,470	1,047,486
White Mountains Insurance Group, Ltd.	182	203,023
Wuestenrot & Wuerttembergische AG (Germany)	500	10,858
Total Financials		26,716,772
Health Care - 7.9%
AbbVie, Inc.	7,590	672,019
ABIOMED, Inc.*	565	96,383
Agilent Technologies, Inc.	1,395	119,007
Alexion Pharmaceuticals, Inc.*	950	102,743
Align Technology, Inc.*	330	92,083
Alliance Pharma PLC (United Kingdom)	26,700	29,660
AmerisourceBergen Corp.	800	68,016

The accompanying notes are an integral part of these financial statements.

10

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 7.9% (continued)
Amgen, Inc.	2,005	$483,345
Baxter International, Inc.	4,980	416,428
Bristol-Myers Squibb Co.	4,720	302,977
Cerner Corp.	3,745	274,846
Cigna Corp.	2,039	416,955
ConvaTec Group PLC (United Kingdom)[2]	28,300	74,479
Eli Lilly & Co.	2,215	291,118
EMIS Group PLC (United Kingdom)	5,700	83,657
Exelixis, Inc.*	31,920	562,430
Faes Farma, S.A. (Spain)	6,000	33,768
Galenica AG (Switzerland)[2]	1,550	95,730
Gilead Sciences, Inc.	3,850	250,173
GN Store Nord A/S (Denmark)	300	14,112
Henry Schein, Inc.*,1	19,235	1,283,359
Hogy Medical Co., Ltd. (Japan)	300	9,788
Humana, Inc.	795	291,383
Illumina, Inc.*	945	313,494
Indivior PLC (United Kingdom)*	24,400	12,605
Johnson & Johnson	17,455	2,546,161
Kaken Pharmaceutical Co., Ltd. (Japan)	1,500	82,763
Kissei Pharmaceutical Co., Ltd. (Japan)	600	17,046
KYORIN Holdings, Inc. (Japan)	1,000	17,428
Laboratory Corp. of America Holdings*	4,555	770,569
McKesson Corp.	3,335	461,297
MEDNAX, Inc.*	4,850	134,782
Medtronic PLC (Ireland)	14,805	1,679,627
Merck & Co., Inc.	11,770	1,070,482
Mylan N.V.*	13,880	278,988
Nanosonics, Ltd. (Australia)*	9,800	43,751
Nichi-iko Pharmaceutical Co., Ltd. (Japan)	1,500	18,646
Paramount Bed Holdings Co., Ltd. (Japan)	700	29,121
Pfizer, Inc.	33,187	1,300,267
Pro Medicus, Ltd. (Australia)	1,100	17,228
Regis Healthcare, Ltd. (Australia)	5,700	9,854
ResMed, Inc.	1,355	209,984
STERIS PLC	6,145	936,621
Stryker Corp.	615	129,113
Toho Holdings Co., Ltd. (Japan)	3,600	79,761
Tokai Corp. (Japan)	500	12,883
Torii Pharmaceutical Co., Ltd. (Japan)	700	19,599
The United Laboratories International Holdings Ltd (Hong Kong)	47,900	34,903

	Shares	Value
UnitedHealth Group, Inc.	1,800	$529,164
Veeva Systems, Inc., Class A*	2,060	289,760
Vertex Pharmaceuticals, Inc.*	7,100	1,554,545
Vital KSK Holdings, Inc. (Japan)	1,000	9,603
Vitrolife AB (Sweden)	1,800	38,052
Zimmer Biomet Holdings, Inc.	7,085	1,060,483
Total Health Care		19,773,039
Industrials - 6.9%
Aeon Delight Co., Ltd. (Japan)	700	25,135
Aichi Corp. (Japan)	2,600	17,709
Aida Engineering, Ltd. (Japan)	7,800	69,754
ALS, Ltd. (Australia)	5,600	36,055
Amadeus Fire AG (Germany)	500	83,072
Applus Services, S.A. (Spain)	1,500	19,209
Armstrong World Industries, Inc.	2,655	249,490
ASTM S.P.A. (Italy)	1,600	48,386
The Boeing Co.	1,330	433,261
bpost, S.A. (Belgium)	5,000	57,808
Bunka Shutter Co., Ltd. (Japan)	8,100	71,374
Carlisle Cos., Inc.[1]	1,740	281,602
CH Robinson Worldwide, Inc.[1]	1,835	143,497
Chiyoda Integre Co., Ltd. (Japan)	700	14,678
Chudenko Corp. (Japan)	1,500	34,677
Cintas Corp.	1,575	423,801
CTT-Correios de Portugal, S.A. (Portugal)	9,100	32,664
Daiichi Jitsugyo Co., Ltd. (Japan)	500	17,562
Daiwa Industries, Ltd. (Japan)	1,100	12,198
Dart Group PLC (United Kingdom)	4,700	105,463
Denyo Co., Ltd. (Japan)	1,300	24,625
Diploma PLC (United Kingdom)	300	8,043
Dover Corp.	8,080	931,301
Enav S.P.A. (Italy)[2]	1,300	7,758
Expeditors International of Washington, Inc.	2,080	162,282
Fujitec Co., Ltd. (Japan)	1,100	17,809
Fukuda Corp. (Japan)	330	14,817
Furukawa Co., Ltd. (Japan)	1,100	14,489
General Electric Co.	84,460	942,574
GL Events (France)	500	13,488
Glory, Ltd. (Japan)	3,900	117,854
The Go-Ahead Group PLC (United Kingdom)	800	23,443
Grupo Empresarial San Jose, S.A. (Spain)*	1,500	10,095
HEICO Corp.	621	70,887
Hibiya Engineering, Ltd. (Japan)	500	9,067

The accompanying notes are an integral part of these financial statements.

11

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 6.9% (continued)
Honeywell International, Inc.	3,965	$701,805
Inaba Denki Sangyo Co., Ltd. (Japan)	1,000	25,363
Intertrust, N.V. (Netherlands)[2]	200	3,883
Inwido AB (Sweden)	3,400	26,187
IPH, Ltd. (Australia)	3,100	17,825
Italmobiliare S.P.A. (Italy)	1,300	35,216
JetBlue Airways Corp.*	11,800	220,896
Johnson Controls International PLC	25,160	1,024,264
Johnson Electric Holdings, Ltd. (Hong Kong)	26,500	60,280
JOST Werke AG (Germany)[2]	1,100	46,024
Kandenko Co., Ltd. (Japan)	1,100	10,544
Kanematsu Corp. (Japan)	5,500	73,903
Kardex AG (Switzerland)	300	50,527
Kokuyo Co., Ltd. (Japan)	2,300	34,313
Komori Corp. (Japan)	5,900	60,734
Koninklijke Volkerwessels, N.V. (Netherlands)	1,100	27,084
L3Harris Technologies, Inc.	390	77,169
Landstar System, Inc.	12,765	1,453,551
Lockheed Martin Corp.	1,225	476,990
Lyft, Inc., Class A*,1	2,185	93,999
Macquarie Infrastructure Corp.	9,330	399,697
Meisei Industrial Co., Ltd. (Japan)	1,600	14,280
Mersen, S.A. (France)	1,800	69,072
Mitie Group PLC (United Kingdom)[1]	8,300	15,942
Mitsuboshi Belting, Ltd. (Japan)	700	13,453
Morgan Advanced Materials PLC (United Kingdom)	25,200	105,815
Morgan Sindall Group PLC (United Kingdom)	2,600	55,792
Nibe Industrier AB, Class B (Sweden)	4,600	79,807
Nichiden Corp. (Japan)	800	15,230
The Nippon Road Co. Ltd (Japan)	300	18,759
Nitto Kohki Co., Ltd. (Japan)	500	10,736
Norfolk Southern Corp.	2,150	417,379
nVent Electric PLC (United Kingdom)	15,360	392,909
PACCAR, Inc.	5,605	443,355
Parker-Hannifin Corp.	3,245	667,886
QinetiQ Group PLC (United Kingdom)	26,000	123,226
Raytheon Co.	1,775	390,038
Robert Half International, Inc.	3,445	217,552
Ryobi Ltd. (Japan)	3,300	58,648
Sanki Engineering Co., Ltd. (Japan)	5,900	83,090
Service Stream, Ltd. (Australia)	33,300	62,058

	Shares	Value
Shikun & Binui, Ltd. (Israel)	18,200	$83,794
Signify, N.V. (Netherlands)[2]	200	6,260
Sintokogio, Ltd. (Japan)	1,500	14,493
SITC International Holdings Co., Ltd. (Hong Kong)	91,700	111,908
Snap-on, Inc.[1]	2,980	504,812
Sodick Co., Ltd. (Japan)	3,100	27,383
Sojitz Corp. (Japan)	39,000	125,701
Southwest Airlines Co.	35,210	1,900,636
Spirit AeroSystems Holdings, Inc., Class A	2,540	185,115
Stagecoach Group PLC (United Kingdom)	22,800	48,322
Stanley Black & Decker, Inc.	1,475	244,466
Sumitomo Mitsui Construction Co., Ltd. (Japan)	5,000	28,951
Teledyne Technologies, Inc.*	1,990	689,615
Textron, Inc.	3,210	143,166
Toenec Corp. (Japan)	400	14,153
Tonami Holdings Co., Ltd. (Japan)	300	14,868
Toppan Forms Co., Ltd. (Japan)	3,100	34,710
Toyo Construction Co., Ltd. (Japan)	8,500	40,638
Trinity Industries, Inc.[1]	6,000	132,900
Valmet OYJ (Finland)	1,600	38,368
WW Grainger, Inc.	680	230,194
Yurtec Corp. (Japan)	2,600	16,403
Total Industrials		17,358,064
Information Technology - 10.8%
Accenture PLC, Class A (Ireland)	2,750	579,067
Alliance Data Systems Corp.	9,820	1,101,804
ALSO Holding AG (Switzerland)	300	50,506
Analog Devices, Inc.	11,270	1,339,327
Anaplan, Inc.*	2,655	139,122
Apple, Inc.	17,070	5,012,605
ASM International N.V. (Netherlands)	200	22,575
Aubay (France)	500	18,761
Autodesk, Inc.*	1,435	263,265
Automatic Data Processing, Inc.	1,245	212,272
Avalara, Inc.*	585	42,851
Avast PLC (United Kingdom)[2]	12,500	75,120
Barco N.V. (Belgium)	200	49,191
BE Semiconductor Industries, N.V. (Netherlands)	2,100	81,529
Broadridge Financial Solutions, Inc.	1,530	189,016
Canon Marketing Japan, Inc. (Japan)	1,800	41,650
CDW Corp.	1,350	192,834
Cisco Systems, Inc.	23,315	1,118,187
Citrix Systems, Inc.	2,980	330,482

The accompanying notes are an integral part of these financial statements.

12

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 10.8% (continued)
Computer Engineering & Consulting, Ltd. (Japan)	800	$14,996
Cree, Inc.*	1,650	76,148
Dell Technologies, Inc., Class C*	1,645	84,537
Denki Kogyo Co., Ltd. (Japan)	700	20,895
Dialog Semiconductor PLC (United Kingdom)*	1,800	91,417
Dicker Data, Ltd. (Australia)	3,900	18,880
Dynatrace, Inc.*,1	4,120	104,236
Elastic, N.V.*	3,015	193,864
Electrocomponents PLC (United Kingdom)	2,600	23,385
Elematec Corp. (Japan)	1,300	13,720
Fortinet, Inc.*	10,545	1,125,784
Fortnox AB (Sweden)	2,800	50,222
GoDaddy, Inc., Class A*	2,765	187,799
Hosiden Corp. (Japan)	6,700	84,651
HP, Inc.	20,285	416,857
Ines Corp. (Japan)	4,600	57,478
Integrated Research, Ltd. (Australia)	12,400	28,370
Intel Corp.	15,520	928,872
International Business Machines Corp.	6,600	884,664
Intuit, Inc.	520	136,204
Juniper Networks, Inc.	18,010	443,586
Kanematsu Electronics, Ltd. (Japan)	500	16,687
Keysight Technologies, Inc.*	965	99,038
Lam Research Corp.	400	116,960
Manhattan Associates, Inc.*	1,920	153,120
Mastercard, Inc., Class A	710	211,999
Maxim Integrated Products, Inc.	6,575	404,428
Medallia, Inc.*,1	3,180	98,930
Microsoft Corp.	25,305	3,990,598
NEC Networks & System Integration Corp. (Japan)	300	10,625
NortonLifeLock, Inc.	8,890	226,873
Oracle Corp.	7,185	380,661
PagerDuty, Inc.*,1	4,780	111,804
Palo Alto Networks, Inc.*	2,305	533,031
PayPal Holdings, Inc.*	1,560	168,745
Quadient (France)	1,500	36,346
QUALCOMM, Inc.	5,870	517,910
Ryosan Co. Ltd. (Japan)	1,800	46,359
Sabre Corp.	5,475	122,859
Sesa S.P.A. (Italy)	1,000	53,449

	Shares	Value
Siltronic AG (Germany)	500	$50,237
Softcat PLC (United Kingdom)	8,800	134,462
Spectris PLC (United Kingdom)	700	26,977
Splunk, Inc.*	2,605	390,151
Texas Instruments, Inc.	3,890	499,048
VeriSign, Inc.*	4,110	791,915
Visa, Inc., Class A	8,565	1,609,363
VSTECS Holdings, Ltd. (Hong Kong)	22,100	11,359
VTech Holdings, Ltd. (Hong Kong)	1,000	9,883
The Western Union Co.[1]	10,720	287,082
Xilinx, Inc.	1,610	157,410
Zendesk, Inc.*	1,290	98,853
Zscaler, Inc.*,1	2,100	97,650
Total Information Technology		27,311,541
Materials - 2.2%
Axalta Coating Systems Ltd. *	3,325	101,080
APERAM, S.A. (Luxembourg)	300	9,637
CF Industries Holdings, Inc.	2,660	126,988
The Chemours Co.[1]	10,675	193,111
Coronado Global Resources, Inc. (Australia)[2]	13,200	20,486
Corteva, Inc.	14,350	424,186
Daiken Corp. (Japan)	1,000	18,136
Domtar Corp.[1]	12,020	459,645
Eagle Materials, Inc.	3,460	313,684
Ecolab, Inc.	920	177,551
Elkem A.S.A. (Norway)[2]	17,200	48,503
Ercros, S.A. (Spain)	7,800	22,398
Ferrexpo PLC (Switzerland)	10,700	22,515
Kemira OYJ (Finland)	1,100	16,369
Kyoei Steel, Ltd. (Japan)	1,100	21,435
Linde PLC (United Kingdom)	3,345	712,151
Lintec Corp. (Japan)	2,800	62,335
Metsa Board OYJ (Finland)[1]	6,800	45,744
Mount Gibson Iron, Ltd. (Australia)	56,900	38,212
The Navigator Co., S.A. (Portugal)	10,200	41,152
Neturen Co., Ltd. (Japan)	1,500	12,256
Nittetsu Mining Co., Ltd. (Japan)	500	23,060
O-I Glass, Inc.	47,695	569,001
PPG Industries, Inc.	3,815	509,264
Regis Resources, Ltd. (Australia)	4,700	14,221
Reliance Steel &Aluminum Co.	4,680	560,477
Royal Gold, Inc.	3,080	376,530
Salzgitter AG (Germany)	300	6,622

The accompanying notes are an integral part of these financial statements.

13

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 2.2% (continued)
The Scotts Miracle-Gro Co.[1]	1,285	$136,441
Silgan Holdings, Inc.	6,745	209,635
Toagosei Co., Ltd. (Japan)	3,900	44,963
Toyo Ink SC Holdings Co., Ltd. (Japan)	1,800	43,652
Yodogawa Steel Works, Ltd. (Japan)	2,600	48,318
Total Materials		5,429,758
Real Estate - 3.2%
alstria office REIT-AG (Germany)	2,300	43,214
Argosy Property, Ltd. (New Zealand)	68,100	63,304
Aventus Group, REIT (Australia)	18,000	35,973
Bayside Land Corp. (Israel)	50	38,459
Brookfield Property REIT, Inc., Class A1	11,505	212,210
CapitaLand Retail China Trust, REIT (Singapore)	35,200	42,163
Champion REIT (Hong Kong)	15,800	10,442
Charter Hall Group, REIT (Australia)	2,600	20,250
Corestate Capital Holding, S.A. (Luxembourg)[1]	1,000	42,064
Corporate Office Properties Trust, REIT	12,625	370,923
DIC Asset AG (Germany)	1,500	26,753
Fabege AB (Sweden)	2,900	48,172
Far East Hospitality Trust (Singapore)	67,800	37,342
First Real Estate Investment Trust, REIT (Singapore)	33,600	24,866
Frasers Commercial Trust, REIT (Singapore)	47,100	58,133
GDI Property Group, REIT (Australia)	78,000	80,736
Goldcrest Co., Ltd. (Japan)	1,800	34,337
Intervest Offices & Warehouses, N.V., REIT (Belgium)	2,400	68,998
K Wah International Holdings, Ltd. (Hong Kong)	22,800	12,727
Kenedix Retail REIT Corp. (Japan)	20	50,895
Kungsleden AB (Sweden)	11,200	117,664
Lar Espana Real Estate Socimi S.A., REIT (Spain)	8,800	70,084
Life Storage, Inc., REIT	2,675	289,649
Mapletree North Asia Commercial Trust, REIT (Singapore)	40,600	35,056
Mori Trust Sogo Reit, Inc. (Japan)	70	125,498
NewRiver REIT PLC (United Kingdom)	20,500	54,445
Norstar Holdings, Inc. (Israel)	2,800	60,015
NSI, N.V., REIT (Netherlands)	1,200	58,418
Omega Healthcare Investors, Inc., REIT	2,440	103,334
Outfront Media, Inc., REIT	6,070	162,797
Park Hotels & Resorts, Inc., REIT [1]	55,705	1,441,088
Piedmont Office Realty Trust, Inc., Class A, REIT	31,285	695,778
Public Storage, REIT	2,470	526,011

	Shares	Value
Raysum Co., Ltd. (Japan)	3,100	$30,469
RDI REIT PLC (United Kingdom)	26,600	46,157
Regional REIT, Ltd. (United Kingdom)[2]	13,000	19,469
Retail Value, Inc., REIT	2,729	100,427
S IMMO AG (Austria)	1,800	45,025
Selvaag Bolig A.S.A. (Norway)	8,300	69,816
Service Properties Trust, REIT	34,125	830,261
Simon Property Group, Inc., REIT	1,310	195,138
Sunlight Real Estate Investment Trust (Hong Kong)	43,100	27,880
Takara Leben Co., Ltd. (Japan)	13,800	63,988
Tanger Factory Outlet Centers, Inc., REIT [1]	11,900	175,287
Taubman Centers, Inc., REIT [1]	1,540	47,879
TOC Co., Ltd. (Japan)	1,500	12,328
Tokyo Tatemono Co., Ltd. (Japan)	800	12,487
Tosei Corp. (Japan)	500	6,826
Vastned Retail, N.V., REIT (Netherlands)	200	5,990
Ventas, Inc., REIT	6,595	380,795
Weingarten Realty Investors, REIT	21,820	681,657
WP Carey, Inc., REIT	2,585	206,903
Yanlord Land Group, Ltd. (Singapore)	41,900	37,722
Total Real Estate		8,058,302
Utilities - 3.1%
Acciona, S.A. (Spain)	700	73,806
ACEA S.P.A. (Italy)	1,600	33,110
Alliant Energy Corp.	12,730	696,586
American Electric Power Co., Inc.	9,530	900,680
Atmos Energy Corp.	8,140	910,540
Avangrid, Inc.[1]	6,525	333,819
Consolidated Edison, Inc.	8,385	758,591
Eversource Energy[1]	8,340	709,484
Kenon Holdings, Ltd. (Singapore)	2,800	59,869
OGE Energy Corp.	11,980	532,751
The Okinawa Electric Power Co., Inc. (Japan)	5,000	93,825
Pinnacle West Capital Corp.	5,195	467,186
REN - Redes Energeticas Nacionais SGPS, S.A. (Portugal)	18,000	54,919
Shizuoka Gas Co., Ltd. (Japan)	1,300	11,261
The Southern Co.	10,590	674,583
WEC Energy Group, Inc.	8,230	759,053
Xcel Energy, Inc.	12,150	771,404
Total Utilities		7,841,467
Total Common Stocks (Cost $141,588,409)		160,987,694

The accompanying notes are an integral part of these financial statements.

14

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Corporate Bonds and Notes - 15.3%
Financials - 3.8%
Air Lease Corp. 4.250%, 09/15/24	$35,000	$37,520
American Financial Group, Inc. 3.500%, 08/15/26	25,000	25,776
Athene Holding, Ltd. (Bermuda) 4.125%, 01/12/28	450,000	466,353
AXA Equitable Holdings, Inc.
4.350%, 04/20/28	30,000	32,608
5.000%, 04/20/48	375,000	404,239
AXIS Specialty Finance LLC 3.900%, 07/15/29	30,000	31,443
Bank of America Corp., GMTN (3 month LIBOR + 1.370%) 3.593%, 07/21/28[3]	1,040,000	1,103,321
The Bank of New York Mellon Corp., MTN 3.250%, 09/11/24	45,000	47,322
Brighthouse Financial, Inc. 3.700%, 06/22/27[1]	485,000	484,308
Capital One Financial Corp. 3.800%, 01/31/28	475,000	511,268
Cincinnati Financial Corp. 6.920%, 05/15/28	20,000	25,893
Citigroup, Inc. (3 month LIBOR + 1.338%) 3.980%, 03/20/30[3]	60,000	65,740
E*TRADE Financial Corp. 4.500%, 06/20/28	330,000	359,291
Enstar Group, Ltd. (Bermuda) 4.500%, 03/10/22	10,000	10,372
EPR Properties 4.750%, 12/15/26	25,000	27,307
Globe Life, Inc. 4.550%, 09/15/28	380,000	422,771
The Goldman Sachs Group, Inc. (3 month LIBOR + 1.510%),
3.691%, 06/05/28[3]	115,000	122,454
3.850%, 01/26/27	700,000	745,729
Lazard Group LLC 3.750%, 02/13/25	30,000	31,712
Legg Mason, Inc. 4.750%, 03/15/26	25,000	27,390
LifeStorage LP 3.500%, 07/01/26	30,000	30,857
Lincoln National Corp. 7.000%, 06/15/40	25,000	35,625
Mercury General Corp. 4.400%, 03/15/27	445,000	468,258

	Principal Amount	Value
Morgan Stanley (3 month LIBOR + 1.340%) 3.591%, 07/22/28[3]	$620,000	$659,757
MUFG Americas Holdings Corp. 3.000%, 02/10/25	30,000	30,624
Office Properties Income Trust
4.250%, 05/15/24	380,000	395,231
4.500%, 02/01/25	10,000	10,461
Omega Healthcare Investors, Inc. 5.250%, 01/15/26	480,000	534,404
People’s United Financial, Inc. 3.650%, 12/06/22	30,000	31,180
Piedmont Operating Partnership LP 4.450%, 03/15/24	25,000	26,676
Prudential Financial, Inc., MTN
4.600%, 05/15/44	10,000	11,826
6.625%, 06/21/40	20,000	28,155
Realty Income Corp. 4.125%, 10/15/26	470,000	516,176
Sabra Health Care LP / Sabra Capital Corp. 4.800%, 06/01/24	10,000	10,661
Santander Holdings USA, Inc. 4.400%, 07/13/27	470,000	507,956
Selective Insurance Group, Inc. 5.375%, 03/01/49	25,000	29,797
Service Properties Trust 5.250%, 02/15/26	30,000	31,603
Tanger Properties LP 3.125%, 09/01/26[1]	30,000	29,767
Transatlantic Holdings, Inc. 8.000%, 11/30/39	20,000	29,809
Webster Financial Corp. 4.100%, 03/25/29	425,000	451,277
Welltower, Inc. 6.500%, 03/15/41	220,000	298,626
The Western Union Co. 6.200%, 11/17/36	260,000	297,020
Weyerhaeuser Co. 7.375%, 03/15/32	25,000	34,595
Total Financials		9,483,158
Industrials - 9.4%
AbbVie, Inc. 4.400%, 11/06/42	575,000	619,306
Ahold Finance USA LLC 6.875%, 05/01/29	20,000	25,887
Albemarle Corp. 5.450%, 12/01/44	405,000	465,143
Altria Group, Inc. 4.800%, 02/14/29	505,000	563,358

The accompanying notes are an integral part of these financial statements.

15

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 9.4% (continued)
Amcor Finance USA, Inc. 3.625%, 04/28/26[2]	$15,000	$15,435
AmerisourceBergen Corp.
4.250%, 03/01/45	30,000	30,941
4.300%, 12/15/47	500,000	520,211
Amgen, Inc. 4.950%, 10/01/41	495,000	590,695
Anheuser-Busch InBev Worldwide Inc. 8.200%, 01/15/39	60,000	95,022
AT&T Inc. 5.550%, 08/15/41	30,000	36,776
Autodesk, Inc. 3.500%, 06/15/27	30,000	31,480
AutoNation, Inc. 3.800%, 11/15/27	30,000	30,519
Avery Dennison Corp. 4.875%, 12/06/28	25,000	28,336
Avnet, Inc. 4.625%, 04/15/26	30,000	31,771
BAT Capital Corp. 3.557%, 08/15/27	585,000	597,821
Bemis Co., Inc. 4.500%, 10/15/21[2]	15,000	15,461
Best Buy Co., Inc. 4.450%, 10/01/28	25,000	27,461
Biogen, Inc. 5.200%, 09/15/45	410,000	495,886
BorgWarner, Inc. 4.375%, 03/15/45	455,000	473,637
Broadcom Corp./Broadcom Cayman Finance, Ltd. 3.500%, 01/15/28	55,000	55,396
Broadridge Financial Solutions, Inc. 3.400%, 06/27/26	25,000	26,156
Bunge, Ltd. Finance Corp. 3.750%, 09/25/27	30,000	30,696
Burlington Northern Santa Fe LLC 5.400%, 06/01/41	40,000	51,841
Campbell Soup Co. 4.150%, 03/15/28	25,000	27,166
Cardinal Health, Inc. 3.410%, 06/15/27[1]	490,000	501,647
Cenovus Energy, Inc. (Canada) 4.250%, 04/15/27[1]	30,000	31,810
Citrix Systems, Inc. 4.500%, 12/01/27	420,000	455,541
CNH Industrial, N.V. (United Kingdom) 3.850%, 11/15/27	30,000	31,343

	Principal Amount	Value
Coca-Cola Consolidated, Inc. 3.800%, 11/25/25[1]	$25,000	$26,207
Corning, Inc. 4.750%, 03/15/42	390,000	443,895
Crane Co. 4.200%, 03/15/48	10,000	9,969
Cummins, Inc. 4.875%, 10/01/43	25,000	30,883
Darden Restaurants, Inc. 4.550%, 02/15/48	30,000	30,493
Delta Air Lines, Inc. 4.375%, 04/19/28[1]	470,000	496,657
Deutsche Telekom International Finance, B.V. (Netherlands)
8.750%, 06/15/30[4]	10,000	14,742
9.250%, 06/01/32	265,000	421,832
Devon Energy Corp. 7.875%, 09/30/31	25,000	34,861
Discovery Communications LLC 6.350%, 06/01/40	435,000	554,492
Dollar General Corp. 3.875%, 04/15/27	30,000	32,150
The Dow Chemical Co. 5.250%, 11/15/41	240,000	280,269
DR Horton, Inc. 5.750%, 08/15/23	425,000	470,092
Eastman Chemical Co. 3.800%, 03/15/25	30,000	31,669
Embraer Netherlands Finance BV (Netherlands) 5.400%, 02/01/27	340,000	383,642
Eni USA, Inc. 7.300%, 11/15/27	180,000	232,395
Enterprise Products Operating LLC
5.700%, 02/15/42	420,000	542,872
5.950%, 02/01/41	45,000	58,168
EQT Corp. 4.875%, 11/15/21	230,000	237,533
Expedia, Inc. 3.800%, 02/15/28	30,000	30,712
General Electric Co., GMTN
3.450%, 05/15/24	25,000	25,966
4.125%, 10/09/42	48,000	49,625
5.875%, 01/14/38	440,000	535,635
Gilead Sciences, Inc. 5.650%, 12/01/41	40,000	52,653
GLP Capital, LP/GLP Financing II, Inc. 5.300%, 01/15/29	15,000	16,695
Halliburton Co. 4.500%, 11/15/41	40,000	42,586
Harley-Davidson, Inc. 4.625%, 07/28/45	30,000	31,150

The accompanying notes are an integral part of these financial statements.

16

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 9.4% (continued)
Hasbro, Inc. 3.500%, 09/15/27	$470,000	$468,504
HCA, Inc. 5.250%, 06/15/26	30,000	33,653
Helmerich & Payne, Inc. 4.650%, 03/15/25	25,000	27,327
Hewlett Packard Enterprise Co. 4.900%, 10/15/25[4]	495,000	550,622
Hillenbrand, Inc. 4.500%, 09/15/26	210,000	219,841
HollyFrontier Corp. 5.875%, 04/01/26	180,000	203,209
Hubbell, Inc. 3.500%, 02/15/28	25,000	25,716
Hyatt Hotels Corp. 4.375%, 09/15/28	415,000	450,967
Ingersoll-Rand Global Holding Co., Ltd. 5.750%, 06/15/43	10,000	12,780
Ingersoll-Rand Luxembourg Finance, S.A. (Luxembourg) 3.500%, 03/21/26	400,000	418,813
Ingredion, Inc. 3.200%, 10/01/26	30,000	30,358
Jabil, Inc. 3.950%, 01/12/28	30,000	30,851
JB Hunt Transport Services, Inc. 3.875%, 03/01/26	30,000	32,264
Kennametal, Inc. 4.625%, 06/15/28	435,000	461,780
Keurig Dr Pepper, Inc. 4.597%, 05/25/28	35,000	39,371
Keysight Technologies, Inc. 4.600%, 04/06/27	430,000	477,307
Kinder Morgan, Inc. 4.300%, 03/01/28	50,000	54,565
KLA Corp.
4.125%, 11/01/21	25,000	25,861
5.000%, 03/15/49	390,000	480,498
Kohl’s Corp. 4.250%, 07/17/25	450,000	478,699
Lowe’s Cos., Inc. 4.650%, 04/15/42	350,000	402,044
LYB International Finance BV (Netherlands) 5.250%, 07/15/43	20,000	23,669
Macy’s Retail Holdings, Inc. 3.625%, 06/01/24[1]	470,000	475,133
Marathon Oil Corp. 4.400%, 07/15/27	455,000	495,249

	Principal Amount	Value
Marvell Technology Group, Ltd. 4.875%, 06/22/28	$425,000	$470,022
Maxim Integrated Products, Inc. 3.450%, 06/15/27	30,000	30,921
McKesson Corp.
3.950%, 02/16/28	435,000	464,483
4.750%, 05/30/29	30,000	33,763
Methanex Corp. (Canada) 5.250%, 12/15/29	30,000	31,060
Micron Technology, Inc. 5.327%, 02/06/29	420,000	482,337
Mylan, Inc. 4.550%, 04/15/28	280,000	301,704
Noble Energy, Inc. 3.850%, 01/15/28	35,000	37,015
Nvent Finance Sarl (Luxembourg) 4.550%, 04/15/28	460,000	477,913
NVR, Inc. 3.950%, 09/15/22	25,000	26,057
NXP, B.V. / NXP Funding LLC (Netherlands) 5.550%, 12/01/28[2]	30,000	35,128
Occidental Petroleum Corp. 4.625%, 06/15/45	220,000	228,035
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.600%, 04/15/26	30,000	31,634
Oracle Corp. 3.250%, 11/15/27	80,000	84,859
Oshkosh Corp. 4.600%, 05/15/28	25,000	26,736
Owens Corning 3.400%, 08/15/26	20,000	20,353
Pentair Finance S.a.r.l. (Luxembourg) 4.500%, 07/01/29	30,000	31,705
Philip Morris International, Inc. 4.375%, 11/15/41	495,000	549,693
QUALCOMM, Inc. 4.800%, 05/20/45	35,000	42,948
RPM International, Inc.
3.750%, 03/15/27	30,000	31,062
4.550%, 03/01/29	400,000	433,831
S&P Global, Inc. 4.500%, 05/15/48	10,000	12,207
Schlumberger Investment, S.A. (Luxembourg) 3.650%, 12/01/23	25,000	26,470
Southern Copper Corp. (Peru) 3.875%, 04/23/25	10,000	10,524
Southwest Airlines Co. 3.450%, 11/16/27	30,000	31,552
TC PipeLines LP 3.900%, 05/25/27	355,000	371,513

The accompanying notes are an integral part of these financial statements.

17

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 9.4% (continued)
Tech Data Corp. 3.700%, 02/15/22	$10,000	$10,225
Telefonica Emisiones, S.A. (Spain) 7.045%, 06/20/36	210,000	294,329
Tennessee Gas Pipeline Co. LLC 7.000%, 10/15/28	195,000	250,181
Thomson Reuters Corp. (Canada) 4.300%, 11/23/23	650,000	697,965
Transcontinental Gas Pipe Line Co. LLC 4.000%, 03/15/28	45,000	47,918
Tyco Electronics Group, S.A. (Luxembourg) 7.125%, 10/01/37	20,000	29,437
Valero Energy Corp. 4.000%, 04/01/29	35,000	37,792
VMware, Inc. 3.900%, 08/21/27	30,000	31,431
Walmart, Inc. 1.900%, 12/15/20	35,000	35,055
Westinghouse Air Brake Technologies Corp. 4.950%, 09/15/28[4]	385,000	423,862
Whirlpool Corp.
4.500%, 06/01/46	450,000	467,454
4.750%, 02/26/29	30,000	33,454
WPP Finance 2010 (United Kingdom) 3.750%, 09/19/24	30,000	31,680
WW Grainger, Inc. 4.600%, 06/15/45	25,000	29,935
Xilinx, Inc. 2.950%, 06/01/24	25,000	25,713
Total Industrials		23,713,622
Utilities - 2.1%
American Water Capital Corp. 2.950%, 09/01/27	10,000	10,231
Appalachian Power Co. 3.400%, 06/01/25	15,000	15,605
Arizona Public Service Co. 5.050%, 09/01/41	210,000	256,073
Avangrid, Inc. 3.800%, 06/01/29	25,000	26,552
Baker Hughes, a GE Co. LLC 5.125%, 09/15/40	440,000	519,358
Black Hills Corp. 3.950%, 01/15/26	450,000	474,239
Boardwalk Pipelines LP 5.950%, 06/01/26	395,000	444,824
CMS Energy Corp. 5.050%, 03/15/22	30,000	31,669

	Principal Amount	Value
Dominion Energy Gas Holdings LLC Series B 3.000%, 11/15/29	$350,000	$349,562
Enable Midstream Partners LP 3.900%, 05/15/24[4]	30,000	30,756
Enbridge Energy Partners LP 5.500%, 09/15/40	35,000	41,704
Enel Americas, S.A. (Chile) 4.000%, 10/25/26	430,000	446,279
Evergy Kansas Central, Inc. 4.125%, 03/01/42	30,000	33,437
National Fuel Gas Co. 4.750%, 09/01/28	450,000	482,396
ONE Gas, Inc. 4.658%, 02/01/44	15,000	17,868
PacifiCorp 4.100%, 02/01/42	50,000	55,913
Plains All American Pipeline, LP / PAA Finance Corp. 4.500%, 12/15/26	480,000	511,942
Progress Energy, Inc. 6.000%, 12/01/39	460,000	606,858
Southern California Edison Co.
4.000%, 04/01/47	45,000	47,457
4.050%, 03/15/42	420,000	436,014
Southwestern Electric Power Co. 6.200%, 03/15/40	365,000	481,692
The Toledo Edison Co. 6.150%, 05/15/37	25,000	34,373
Total Utilities		5,354,802
Total Corporate Bonds and Notes (Cost $37,445,451)		38,551,582
U.S. Government and Agency Obligations - 18.5%
Fannie Mae - 3.3%
Federal National Mortgage Association
1.875%, 09/24/26	345,000	344,599
2.000%, 10/05/22[1]	565,000	571,229
2.625%, 09/06/24[1]	565,000	588,462
FNMA
2.000%, 01/01/30	41,503	41,267
2.500%, 04/01/28 to 05/01/43	1,337,208	1,340,875
3.000%, 03/01/42 to 01/01/47	1,243,213	1,276,345
3.500%, 11/01/25 to 08/01/48	1,530,653	1,583,094
4.000%, 12/01/21 to 11/01/48	1,315,412	1,369,045
4.500%, 06/01/39 to 12/01/48	838,045	898,977
5.000%, 09/01/33 to 10/01/41	210,174	231,333
5.500%, 02/01/35 to 05/01/39	100,452	112,874
Total Fannie Mae		8,358,100
Freddie Mac - 5.5%
Federal Home Loan Mortgage Corp. 2.375%, 01/13/22	490,000	497,652

The accompanying notes are an integral part of these financial statements.

18

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Freddie Mac - 5.5% (continued)
FHLMC Gold Pool
2.500%, 07/01/28 to 12/01/30	$238,206	$241,601
3.000%, 01/01/29 to 01/01/48	4,014,327	4,117,934
3.500%, 03/01/42 to 09/01/48	4,845,453	5,029,127
4.000%, 03/01/44 to 09/01/48	2,807,947	2,964,582
4.500%, 02/01/39 to 04/01/44	612,701	662,291
5.000%, 07/01/35 to 07/01/41	333,376	367,743
Total Freddie Mac		13,880,930
U.S. Treasury Obligations - 9.7%
U.S. Treasury Bonds
2.250%, 08/15/49	300,000	291,943
2.750%, 08/15/47	1,620,000	1,742,291
3.000%, 02/15/49	1,040,000	1,176,683
U.S. Treasury Notes
1.125%, 07/31/21	2,000,000	1,985,508
1.500%, 01/31/22	1,725,000	1,722,776
1.625%, 11/15/22	2,090,000	2,091,837
1.750%, 05/15/22 to 09/30/22	3,295,000	3,308,679
1.875%, 11/30/21 to 08/31/22	4,155,000	4,183,621
2.000%, 02/15/23 to 02/15/25	4,335,000	4,392,673
2.125%, 12/31/21	1,810,000	1,829,408
2.250%, 04/30/21 to 11/15/25	1,215,000	1,237,777
2.375%, 08/15/24	400,000	412,352
Total U.S. Treasury Obligations		24,375,548
Total U.S. Government and Agency Obligations (Cost $45,700,494)		46,614,578

	Shares
Exchange Traded Funds - 1.0%
iShares Russell 1000 Growth ETF	3,900	686,088
iShares Russell 1000 Value ETF	13,800	1,883,424
Total Exchange Traded Funds (Cost $2,560,604)		2,569,512
Preferred Stocks - 0.0%#
Industrials - 0.0%#
Sixt SE (Germany)	300	21,826
Materials - 0.0%#
STO SE & Co. KGaA (Germany)	200	25,575
Total Preferred Stocks (Cost $43,413)		47,401

	Principal Amount
Short-Term Investments - 4.0%
Joint Repurchase Agreements - 1.8%[5]
Bank of Montreal, dated 12/31/19, due 01/02/20, 1.570% total to be received $1,038,702 (collateralized by various U.S. Government Agency Obligations, 2.500% - 5.000%, 04/20/49 - 12/01/49, totaling $1,059,383)	$1,038,611	1,038,611

	Principal Amount	Value
Citadel Securities LLC, dated 12/31/19, due 01/02/20, 1.600% total to be received $217,842 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 01/15/20 - 11/15/48, totaling $222,199)	$217,823	$217,823
Citigroup Global Markets, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $1,038,702 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 02/13/20 -09/20/69, totaling $1,059,383)	1,038,611	1,038,611
Morgan, Stanley & Co. LLC, dated 12/31/19, due 01/02/20, 1.570% total to be received $1,038,702 (collateralized by various U.S. Government Agency Obligations, 2.000% -6.500%, 07/01/27 - 01/01/50, totaling $1,059,383)	1,038,611	1,038,611
RBC Dominion Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $1,038,702 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/30/21 -12/01/49, totaling $1,059,383)	1,038,611	1,038,611
Total Joint Repurchase Agreements		4,372,267

	Shares
Other Investment Companies - 2.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[6]	1,825,651	1,825,651
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[6]	1,825,651	1,825,651
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[6]	1,880,974	1,880,974
Total Other Investment Companies		5,532,276
Total Short-Term Investments (Cost $9,904,543)		9,904,543
Total Investments - 102.8% (Cost $237,242,914)		258,675,310
Other Assets, less Liabilities - (2.8)%		(6,968,006)
Net Assets - 100.0%		$251,707,304

The accompanying notes are an integral part of these financial statements.

19

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.
#	Less than 0.05%.
[1]

Some of these securities, amounting to $14,409,829 or 5.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2019, the value of these securities amounted to $776,294 or 0.3% of net assets.

[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[5]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[6]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ETF	Exchange Traded Fund
FHLMC	Freddie Mac
FNMA	Fannie Mae
GMTN	Global Medium-Term Notes
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
REIT	Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Information Technology	$26,294,243	$1,017,298	—	$27,311,541
Financials	25,755,178	961,594	—	26,716,772
Health Care	19,084,864	688,175	—	19,773,039
Industrials	15,352,153	2,005,911	—	17,358,064
Communication Services	13,944,310	484,977	—	14,429,287
Consumer Discretionary	13,231,742	1,061,454	—	14,293,196
Consumer Staples	11,601,626	464,786	—	12,066,412
Real Estate	7,245,213	813,089	—	8,058,302
Utilities	7,569,596	271,871	—	7,841,467
Energy	7,339,516	370,340	—	7,709,856
Materials	4,892,142	537,616	—	5,429,758
Corporate Bonds and Notes†	—	38,551,582	—	38,551,582
U.S. Government and Agency Obligations†	—	46,614,578	—	46,614,578
Exchange Traded Funds	2,569,512	—	—	2,569,512
Preferred Stocks	25,575	21,826	—	47,401
Short-Term Investments
Joint Repurchase Agreements	—	4,372,267	—	4,372,267
Other Investment Companies	5,532,276	—	—	5,532,276

Total Investments in Securities	$160,437,946	$98,237,364	—	$258,675,310

†

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

20

AMG Chicago Equity Partners Balanced Fund Schedule of Portfolio Investments (continued)

The country allocation in the Schedule of Portfolio Investments at December 31, 2019, was as follows:

Country	% of Long-Term Investments
Australia	0.3
Austria	0.0	#
Belgium	0.1
Bermuda	0.2
Canada	0.3
Chile	0.2
Denmark	0.1
Finland	0.1
France	0.2
Georgia	0.0	#
Germany	0.2
Gibraltar	0.0	#
Hong Kong	0.2
Ireland	1.0
Israel	0.1
Italy	0.1
Japan	1.5
Luxembourg	0.4
Netherlands	0.4
New Zealand	0.0	#
Norway	0.1
Peru	0.0	#
Portugal	0.1
Puerto Rico	0.2
Singapore	0.1
Spain	0.2
Sweden	0.3
Switzerland	0.2
United Kingdom	1.3
United States	92.1

	100.0

#	Less than 0.05%.

The accompanying notes are an integral part of these financial statements.

21

Statement of Assets and Liabilities December 31, 2019

AMG Chicago Equity Partners Balanced Fund
Assets:
Investments at value[1] (including securities on loan valued at $14,409,829)	$258,675,310
Foreign currency[2]	794
Dividend, interest and other receivables	858,489
Receivable for Fund shares sold	411,866
Receivable from affiliate	28,164
Prepaid expenses and other assets	31,988
Total assets	260,006,611
Liabilities:
Payable upon return of securities loaned	4,372,267
Payable for investments purchased	2,560,604
Payable for Fund shares repurchased	1,068,318
Accrued expenses:
Investment advisory and management fees	130,758
Administrative fees	32,690
Distribution fees	14,928
Shareholder service fees	19,025
Other	100,717
Total liabilities	8,299,307
Net Assets	$251,707,304
[1] Investments at cost	$237,242,914
[2] Foreign currency at cost	$787

The accompanying notes are an integral part of these financial statements.

22

Statement of Assets and Liabilities (continued)

AMG Chicago Equity Partners Balanced Fund
Net Assets Represent:
Paid-in capital	$225,639,912
Total distributable earnings	26,067,392
Net Assets	$251,707,304
Class N:
Net Assets	$69,774,396
Shares outstanding	4,095,796
Net asset value, offering and redemption price per share	$17.04
Class I:
Net Assets	$173,575,052
Shares outstanding	10,082,081
Net asset value, offering and redemption price per share	$17.22
Class Z:
Net Assets	$8,357,856
Shares outstanding	485,587
Net asset value, offering and redemption price per share	$17.21

The accompanying notes are an integral part of these financial statements.

23

Statement of Operations For the fiscal year ended December 31, 2019

AMG Chicago Equity Partners Balanced Fund
Investment Income:
Dividend income	$3,310,980
Interest income	3,489,477
Securities lending income	22,332
Foreign withholding tax	(34,308)
Total investment income	6,788,481
Expenses:
Investment advisory and management fees	1,568,773
Administrative fees	392,193
Distribution fees - Class N	183,674
Shareholder servicing fees - Class I	175,098
Custodian fees	180,024
Registration fees	63,792
Professional fees	61,112
Reports to shareholders	42,293
Transfer agent fees	30,585
Trustee fees and expenses	24,315
Miscellaneous	15,190
Total expenses before offsets	2,737,049
Expense reimbursements	(179,640)
Expense reductions	(14,642)
Net expenses	2,542,767
Net investment income	4,245,714
Net Realized and Unrealized Gain:
Net realized gain on investments	13,224,295
Net realized loss on foreign currency transactions	(20,305)
Net change in unrealized appreciation/depreciation on investments	23,461,839
Net change in unrealized appreciation/depreciation on foreign currency translations	136
Net realized and unrealized gain	36,665,965
Net increase in net assets resulting from operations	$40,911,679

The accompanying notes are an integral part of these financial statements.

24

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG
	Chicago Equity
	Partners
	Balanced Fund
	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$4,245,714	$2,559,166
Net realized gain on investments	13,203,990	11,430,725
Net change in unrealized appreciation/depreciation on investments	23,461,975	(23,698,513)
Net increase (decrease) in net assets resulting from operations	40,911,679	(9,708,622)
Distributions to Shareholders:
Class N	(4,102,350)	(4,965,289)
Class I	(10,291,326)	(11,086,856)
Class Z	(493,265)	(569,332)
Total distributions to shareholders	(14,886,941)	(16,621,477)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(24,570,919)	80,294,870
Total increase in net assets	1,453,819	53,964,771
Net Assets:
Beginning of year	250,253,485	196,288,714
End of year	$251,707,304	$250,253,485

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

25

AMG Chicago Equity Partners Balanced Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$15.45	$17.03	$15.45	$14.92	$15.09
Income (loss) from Investment Operations:
Net investment income[2,3]	0.25	0.18	0.10	0.14 [4]	0.10 [5]
Net realized and unrealized gain (loss) on investments	2.35	(0.67)	2.30	0.54	0.23
Total income (loss) from investment operations	2.60	(0.49)	2.40	0.68	0.33
Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.16)	(0.11)	(0.14)	(0.11)
Net realized gain on investments	(0.74)	(0.93)	(0.71)	(0.01)	(0.39)
Total distributions to shareholders	(1.01)	(1.09)	(0.82)	(0.15)	(0.50)
Net Asset Value, End of Year	$17.04	$15.45	$17.03	$15.45	$14.92
Total Return[3,6]	16.96%	(2.89)%	15.54%	4.59%	2.19%
Ratio of net expenses to average net assets[7]	1.08%	1.08%	1.09%	1.08%	1.08%
Ratio of gross expenses to average net assets[8]	1.16%	1.15%	1.14%	1.25%	1.36%
Ratio of net investment income to average net assets[3]	1.51%	1.02%	0.63%	0.94%	0.64%
Portfolio turnover	123%	80%	75%	119%	105%
Net assets end of year (000’s) omitted	$69,774	$75,271	$74,315	$92,502	$94,476

26

AMG Chicago Equity Partners Balanced Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$15.60	$17.19	$15.59	$15.05	$15.23
Income (loss) from Investment Operations:
Net investment income[2,3]	0.28	0.21	0.13	0.17 [4]	0.12 [5]
Net realized and unrealized gain (loss) on investments	2.38	(0.68)	2.31	0.54	0.23
Total income (loss) from investment operations	2.66	(0.47)	2.44	0.71	0.35
Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.19)	(0.13)	(0.16)	(0.14)
Net realized gain on investments	(0.74)	(0.93)	(0.71)	(0.01)	(0.39)
Total distributions to shareholders	(1.04)	(1.12)	(0.84)	(0.17)	(0.53)
Net Asset Value, End of Year	$17.22	$15.60	$17.19	$15.59	$15.05
Total Return[3,6]	17.17%	(2.77)%	15.71%	4.79%	2.29%
Ratio of net expenses to average net assets[7]	0.93%	0.92%	0.94%	0.93%	0.93%
Ratio of gross expenses to average net assets[8]	1.01%	0.99%	0.99%	1.10%	1.21%
Ratio of net investment income to average net assets[3]	1.66%	1.18%	0.78%	1.09%	0.80%
Portfolio turnover	123%	80%	75%	119%	105%
Net assets end of year (000’s) omitted	$173,575	$166,554	$114,913	$75,890	$60,798

27

AMG Chicago Equity Partners Balanced Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$15.60	$17.19	$15.58	$15.05	$15.22
Income (loss) from Investment Operations:
Net investment income[2,3]	0.30	0.22	0.15	0.18 [4]	0.14 [5]
Net realized and unrealized gain (loss) on investments	2.37	(0.67)	2.32	0.54	0.23
Total income (loss) from investment operations	2.67	(0.45)	2.47	0.72	0.37
Less Distributions to Shareholders from:
Net investment income	(0.32)	(0.21)	(0.15)	(0.18)	(0.15)
Net realized gain on investments	(0.74)	(0.93)	(0.71)	(0.01)	(0.39)
Total distributions to shareholders	(1.06)	(1.14)	(0.86)	(0.19)	(0.54)
Net Asset Value, End of Year	$17.21	$15.60	$17.19	$15.58	$15.05
Total Return[3,6]	17.21%	(2.68)%	15.90%	4.82%	2.44%
Ratio of net expenses to average net assets[7]	0.83%	0.83%	0.84%	0.83%	0.83%
Ratio of gross expenses to average net assets[8]	0.91%	0.90%	0.89%	1.00%	1.09%
Ratio of net investment income to average net assets[3]	1.76%	1.27%	0.88%	1.20%	0.89%
Portfolio turnover	123%	80%	75%	119%	105%
Net assets end of year (000’s) omitted	$8,358	$8,429	$7,060	$5,796	$1,709

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12, $0.15, and $0.16 for Class N, Class I, and Class Z shares, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.11, and $0.13 for Class N, Class I and Class Z shares, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]

Includes reduction from broker recapture amounting to 0.01% for the fiscal years ended December 31, 2019 and 2018, less than 0.01%, 0.01% and 0.01% for the fiscal years ended 2017, 2016 and 2015, respectively.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

28

Notes to Financial Statements December 31, 2019

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds II (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Chicago Equity Partners Balanced Fund (the “Fund.”)

The Fund offers Class N, Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is

29

Notes to Financial Statements (continued)

assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Fund had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2019, the impact on the expenses and expense ratios were as follows: $14,642 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are due to wash sales and PFIC mark to market.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

Distributions paid from:	2019	2018
Ordinary income	$4,414,354	$2,473,972
Short-term capital gains	—	4,164,098
Long-term capital gains	10,472,587	9,983,986

	$14,886,941	$16,622,056

As of December 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Undistributed ordinary income	$89,747
Undistributed long-term capital gains	4,925,039

At December 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net
$237,622,783	$24,297,346	$(3,244,740)	$21,052,606

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware

30

Notes to Financial Statements (continued)

of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2019, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2019 and December 31, 2018, the capital stock transactions by class for the Fund were as follows:

	December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	755,483	$12,585,390	1,829,410	$31,862,118
Reinvestment of distributions	219,225	3,700,415	275,306	4,281,568
Cost of shares repurchased	(1,751,239)	(29,287,443)	(1,595,686)	(27,737,463)

Net increase (decrease)	(776,531)	$(13,001,638)	509,030	$8,406,223

Class I:
Proceeds from sale of shares	2,971,394	$49,904,550	5,399,926	$94,484,167
Reinvestment of distributions	320,513	5,466,578	364,983	5,735,369
Cost of shares repurchased	(3,884,175)	(66,016,224)	(1,775,098)	(30,603,938)

Net increase (decrease)	(592,268)	$(10,645,096)	3,989,811	$69,615,598

Class Z:
Proceeds from sale of shares	55,790	$947,599	183,387	$3,281,181
Reinvestment of distributions	28,546	486,627	33,709	529,976
Cost of shares repurchased	(139,084)	(2,358,411)	(87,554)	(1,538,108)

Net increase (decrease)	(54,748)	$(924,185)	129,542	$2,273,049

31

Notes to Financial Statements (continued)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2019, the market value of Repurchase Agreements outstanding was $4,372,267.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Chicago Equity Partners, LLC (“CEP”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in CEP.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2019, the Fund paid an investment management fee at the annual rate of 0.60% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of the Fund to the annual rate of 0.84% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2019, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period
Less than 1 year	$92,722
1-2 years	132,068
2-3 years	179,640

Total	$404,430

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Fund has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the

32

Notes to Financial Statements (continued)

1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares.

For Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class I shares, may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2019, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred
Class I	0.10%	0.10%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2019, the Fund borrowed a maximum of $9,219,636 for four days paying interest of $2,053. The interest expense amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2019, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2019, were $228,528,818 and $233,055,050, respectively.

Purchases and sales of U.S. Government obligations during the fiscal year ended December 31, 2019 were $89,524,090 and $118,166,890, respectively.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2019, were as follows:

	Cash	Securities	Total
Securities	Collateral	Collateral	Collateral
Loaned	Received	Received	Received
$14,409,829	$4,372,267	$10,362,676	$14,734,943

The following table summarizes the securities received as collateral for securities lending at December 31, 2019:

Collateral Type	Coupon Range	Maturity Date Range
U.S. Treasury Obligations	0.000%-8.500%	01/09/20-11/15/49

5. FOREIGN SECURITIES

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

33

Notes to Financial Statements (continued)

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

7. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2019:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount
Bank of Montreal	$1,038,611	—	$1,038,611	$1,038,611	—
Citadel Securities LLC	217,823	—	217,823	217,823	—
Citigroup Global Markets, Inc.	1,038,611	—	1,038,611	1,038,611	—
Morgan, Stanley & Co. LLC	1,038,611	—	1,038,611	1,038,611	—
RBC Dominion Securities, Inc.	1,038,611	—	1,038,611	1,038,611	—

Total	$4,372,267	—	$4,372,267	$4,372,267	—

8. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

34

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS II AND SHAREHOLDERS OF AMG CHICAGO EQUITY PARTNERS BALANCED FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Chicago Equity Partners Balanced Fund (one of the funds constituting AMG Funds II, hereafter collectively referred to as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

35

Other Information

TAX INFORMATION

AMG Chicago Equity Partners Balanced Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2019 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Chicago Equity Partners Balanced Fund hereby designates $10,472,587 as a capital gain distribution with respect to the taxable year ended December 31, 2019, or if subsequently determined to be different, the net capital gains of such fiscal year.

36

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 71 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 69

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 52 Funds in Fund Complex

Eric Rakowski, 61

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 72

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

37

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 67

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 61

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 42

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

38

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

Chicago Equity Partners, LLC

180 N LaSalle Street, Suite 3800

Chicago, IL 60601

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form N-Q. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com	41

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	123119	AR009

ANNUAL REPORT

AMG Funds

December 31, 2019

AMG GW&K Enhanced Core Bond ESG Fund
(formerly AMG GW&K Enhanced Core Bond Fund)
Class N: MFDAX	Class I: MFDSX	Class Z: MFDYX

AMG GW&K Municipal Bond Fund
Class N: GWMTX	Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund
Class N: GWMNX	Class I: GWMEX	Class Z: GWMZX

AMG GW&K Small Cap Core Fund
Class N: GWETX	Class I: GWEIX	Class Z: GWEZX

AMG GW&K Small/Mid Cap Fund
Class N: GWGVX	Class I: GWGIX	Class Z: GWGZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	123119	AR019

AMG Funds Annual Report — December 31, 2019

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Enhanced Core Bond ESG Fund	4

AMG GW&K Municipal Bond Fund	13

AMG GW&K Municipal Enhanced Yield Fund	21

AMG GW&K Small Cap Core Fund	29

AMG GW&K Small/Mid Cap Fund	35

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	40

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	42

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	43

Detail of changes in assets for the past two fiscal years

Financial Highlights	45

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	59

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68

OTHER INFORMATION	69

TRUSTEES AND OFFICERS	70

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The U.S. bull market celebrated its 10-year anniversary during the fiscal year ended December 31, 2019, as stocks proved resilient in the face of global economic weakness, rising geopolitical tensions, and the ongoing trade war. After a painful selloff in late 2018, a dovish pivot from global central banks rescued investors and fueled a strong rebound early in 2019. The rally picked up steam in the final months of the year, as trade tensions eased when the U.S. and China agreed to a limited “phase one” deal in December following months of tense back-and-forth negotiations. The yield curve, which had inverted earlier in the year and raised investor anxiety given its track record for predicting an impending recession, was no longer inverted by year-end as the U.S. Federal Reserve (the Fed) cut short-term rates. Worries over a near-term recession lifted while the yield curve steepened and trade developments improved, leading to a wave of investor confidence and strong equity returns, with the S&P 500® Index returning 31.49%. International equities were also resistant to pressures facing the global economy and generated a 21.51% return as measured by the MSCI All Country World ex USA Index.

In total, all eleven sectors of the S&P 500® Index were strongly positive during the prior twelve months, each producing double-digit returns. The higher growth information technology sector led the way with a 50.31% return while the communication services and financial sectors followed closely behind. Energy was the worst performing sector during the fiscal year, yet still produced a very respectable 11.81% return. Growth stocks outperformed Value stocks for the full fiscal year with returns of 36.39% and 26.54% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. The cycle of U.S. outperformance over international equities continued but international developed and emerging markets still produced solid positive returns, with the MSCI EAFE and MSCI Emerging Markets Index returning 22.01% and 18.42%, respectively.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates three times during the year. The 10-year Treasury yield fell from its recent high of 3.24% last November to a low of 1.47% in early September and then edged slightly higher to finish the year at 1.92%. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with an 8.72% return. High yield bonds outperformed the broader bond market and returned 14.32% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with a 7.54% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2019*
Stocks:		1 Year	3 Years	5 Years
Large Cap	(S&P 500® Index)	31.49%	15.27%	11.70%
Small Cap	(Russell 2000® Index)	25.52%	8.59%	8.23%
International	(MSCI All Country World ex USA Index)	21.51%	9.87%	5.51%

Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	8.72%	4.03%	3.05%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	14.32%	6.37%	6.13%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	7.54%	4.72%	3.53%
Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.57%	1.81%	1.26%

*	Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2019	Expense Ratio for the Period	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG GW&K Enhanced Core Bond ESG Fund
Based on Actual Fund Return
Class N	0.73%	$1,000	$1,027	$3.73
Class I	0.55%	$1,000	$1,028	$2.81
Class Z	0.48%	$1,000	$1,028	$2.45

Based on Hypothetical 5% Annual Return
Class N	0.73%	$1,000	$1,022	$3.72
Class I	0.55%	$1,000	$1,022	$2.80
Class Z	0.48%	$1,000	$1,023	$2.45
AMG GW&K Municipal Bond Fund
Based on Actual Fund Return
Class N	0.71%	$1,000	$1,018	$3.61
Class I	0.39%	$1,000	$1,019	$1.98

Based on Hypothetical 5% Annual Return
Class N	0.71%	$1,000	$1,022	$3.62
Class I	0.39%	$1,000	$1,023	$1.99
AMG GW&K Municipal Enhanced Yield Fund
Based on Actual Fund Return
Class N	0.99%	$1,000	$1,030	$5.07
Class I	0.64%	$1,000	$1,032	$3.28
Class Z	0.59%	$1,000	$1,032	$3.02

Based on Hypothetical 5% Annual Return
Class N	0.99%	$1,000	$1,020	$5.04
Class I	0.64%	$1,000	$1,022	$3.26
Class Z	0.59%	$1,000	$1,022	$3.01

Six Months Ended December 31, 2019	Expense Ratio for the Period	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Expenses Paid During the Period*
AMG GW&K Small Cap Core Fund
Based on Actual Fund Return
Class N	1.30%	$1,000	$1,097	$6.87
Class I	0.95%	$1,000	$1,099	$5.03
Class Z	0.90%	$1,000	$1,099	$4.76

Based on Hypothetical 5% Annual Return
Class N	1.30%	$1,000	$1,019	$6.61
Class I	0.95%	$1,000	$1,020	$4.84
Class Z	0.90%	$1,000	$1,021	$4.58
AMG GW&K Small/Mid Cap Fund
Based on Actual Fund Return
Class N	1.10%	$1,000	$1,080	$5.77
Class I	0.95%	$1,000	$1,081	$4.98
Class Z	0.85%	$1,000	$1,081	$4.46

Based on Hypothetical 5% Annual Return
Class N	1.10%	$1,000	$1,020	$5.60
Class I	0.95%	$1,000	$1,020	$4.84
Class Z	0.85%	$1,000	$1,021	$4.33

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond ESG Fund (Class N shares) (the “Fund”) returned 10.35% for the year ended December 31, 2019, compared to the return of 8.72% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index).

OVERVIEW

On May 1, 2019, the AMG GW&K Enhanced Core Bond Fund changed its name to the AMG GW&K Enhanced Core Bond ESG Fund (the “Fund”). While the Fund’s overall investment process remains the same, the Fund transitioned to having an environmental, social, and governance (ESG) mandate.

GW&K Investment Management, LLC (“GW&K”) believes that responsible corporate behavior with respect to ESG factors can lead to positive and sustainable long-term financial performance and aligns with our pursuit of quality investments. GW&K has been incorporating ESG factors into our equity and fixed income analysis process for several years, and as a signatory of the U.N. Principles for Responsible Investment, we are committed to incorporating the assessment of ESG issues into our fundamental research process. We believe ESG investing adds value to our investment process by improving our assessment of risk and enhancing our ability to identify high quality credits; aids our up-in-quality bias by improving identification of credits with less long-term volatility; limits our exposure to credit ratings downgrades and negative events that are difficult to quantify; and deepens our fundamental credit analysis, which leads to better outcomes by providing a more nuanced and complete picture.

ESG considerations have long informed our process. We focus on business and credit fundamentals, relative valuation, and technical considerations. We believe ESG factors are important considerations in analyzing a company’s business and financial policy, highlight non-financial risks that can significantly affect a company’s financial health over the long term, and just as with credit risks, investors require additional compensation for ESG risks, leading to potential inefficiencies in valuation.

MARKET OVERVIEW

Fixed income markets started 2019 on a strong note, helped by the unusual combination of a sharp rally in rates and a significant tightening in spreads. The U.S. Federal Reserve’s (the “Fed”) reduced growth outlook and dovish posture were the major drivers of the yield curve’s downward shift, reflecting softening

U.S. economic data and renewed growth concerns out of Europe and China. Risk assets proved to be largely immune to these worries, benefiting instead from a fierce snap back in sentiment following a brutal fourth quarter. Corporates were also helped by a better-than-expected earnings season and a favorable technical backdrop. The rising tension between these competing risk-on/risk-off narratives underscores the high degree of investor uncertainty as the cycle continues to age, and we viewed volatility as likely to remain elevated until a clearer picture of the economy emerges.

Having benefited from a second straight quarter of lower rates and tighter spreads, fixed income markets posted their strongest first-half returns in almost 25 years through June. Escalating trade rhetoric, decelerating industrial activity, and rising geopolitical tensions stoked concerns of a worldwide recession and drove a global flight to safety. In response, central banks around the world made clear their willingness to move forward with caution—if not provide outright stimulus as conditions warrant. In the U.S., this shift resulted in a massive collapse of the yield curve, driven by the perception that the Federal Open Market Committee (FOMC) had capitulated by removing the word “patient” from its post-meeting statement. This move had the perverse effect of both validating the risk aversion that drove the rally in rates and emboldening investors in risky assets, who promptly sent equities back to record highs.

Fixed income markets endured a volatile third quarter amid the tumult of the trade war, mounting evidence of a global slowdown, and an increase in political tensions in the U.S. and abroad. Trade negotiations between the U.S. and China were the primary cause of uncertainty, as rhetoric escalated dramatically before calming in the closing days on hopes that tensions might be easing. This turmoil coincided with further signs of deterioration out of Europe, where both Germany and the U.K. posted negative Gross Domestic Product (GDP) readings. Against this already challenging backdrop, several other narratives weighed on investor sentiment: Saudi Arabia sustained an attack on its crude infrastructure, the overnight funding market required emergency intervention from the Fed, and talks of an impeachment inquiry began to gain traction.

The fourth quarter saw a sharp turn in sentiment across fixed income markets that led to a selloff in interest rates and further tightening in credit spreads. The primary catalyst for the reversal was the completion of a “phase one” trade agreement between the U.S. and China, though positive signs from the labor market and evidence of stability in global manufacturing lifted sentiment as well. Additionally, the Fed made it clear that tightening was effectively out of the question until the committee sees meaningful evidence of inflation, suggesting monetary policy is likely to remain accommodative indefinitely. By year end, worries of a trade war-inspired global slowdown or a central bank-induced liquidity crisis had been replaced with talk of green shoots, inflection points, and the recession that never was.

FUND REVIEW

The Fund’s overweight to investment grade corporates, which performed stronger than other bond sectors within the Index, was a significant contributor to performance. For the one-year period ending December 2019, interest rates decreased, and the investment grade corporate sector outperformed due to its longer duration and 60 basis points of spread tightening. Positive security selection within investment grade corporates also contributed to performance during the one-year period. Corporate selection in the consumer non-cyclical and banking sectors were notable positives, while selection in communications and finance companies detracted. The Fund’s out-of-benchmark allocation to high yield also added to returns, as the sector outperformed on the back of 190 basis points of spread narrowing. Treasuries were modest underperformers versus the Index, thus our underweight was helpful. We had a modest overweight to mortgage-backed securities and commercial mortgage-backed securities, and with both segments lagging the Index somewhat, the allocation effect was moderately negative. Overall security selection in the mortgage space was positive. We overweighed taxable municipal bonds, a sector that benefited due to the decrease in rates and a contraction in spreads, although security selection within the space was neutral. The Fund’s overall yield curve positioning added to performance with the Fund’s slightly longer duration in the falling rate environment and modest underweight to the long end, where yields fell the least.

OUTLOOK

Even though rates have rebounded solidly from their September lows and the yield curve has regained a healthy steepness, we continue to see room for rates—particularly at the long end—to drift higher. An extended period of accommodation from the Fed seems likely, given subdued inflationary pressure and the signaling that policy is in a “good place.”

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

Major geopolitical overhangs have lifted, at least temporarily, and the recent drag from the trade war should abate and put the economy on sturdier footing in 2020. We recognize that pockets of uncertainty remain, but recent trends seem likely to continue. While our Strategies’ durations are essentially neutral to their benchmarks, we are expressing our view of rates by favoring intermediate maturities to capture the carry and roll.

We continue to see value in spread product. In addition to the relief we expect across the economy from the signing of a phase one trade deal, our outlook for corporate profits is constructive and we believe credit offers an attractive alternative to Treasuries. We acknowledge that spreads have tightened significantly in recent months and sit just wide of cycle tights, so we are being opportunistic in shifting toward less-cyclical and higher-quality names. We also see notable value in the mortgage space, where recent refinancing worries have caused a defensive shift toward specified pools, giving us an opportunity to move into some lower pay-up, less-seasoned cohorts.

This commentary reflects the viewpoints of GW&K Investment Management, LLC and is not intended as a forecast or guarantee of future results.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond ESG Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Enhanced Core Bond ESG Fund’s Class N shares on December 31, 2009, to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond ESG Fund and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Enhanced Core Bond ESG Fund2, [3,4,5,6,7,8]
Class N	10.35%	2.37%	4.13%	5.31%	01/02/97
Class I	10.51%	2.54%	—	2.70%	11/30/12
Class Z	10.59%	2.62%	4.39%	5.69%	01/02/97

Bloomberg Barclays U.S. Aggregate Bond Index[9]	8.72%	3.05%	3.75%	5.14%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[5]

High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[6]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]

Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

[8]

Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

[9]

The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or

Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Enhanced Core Bond ESG Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN
Category	% of Net Assets
Corporate Bonds and Notes	49.5
U.S. Government and Agency Obligations	41.5
Municipal Bonds	7.8
Short-Term Investments	3.9
Other Assets Less Liabilities	(2.7)

Rating	% of Market Value[1]
U.S. Government and Agency Obligations	42.0
Aaa/AAA	0.5
Aa/AA	11.5
A	13.6
Baa/BBB	19.5
Ba/BB	12.9

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS
Security Name	% of Net Assets
FNMA, 4.000%, 10/01/43	7.2
FNMA, 4.500%, 04/01/41	5.2
United States Treasury Bonds, 4.500%, 02/15/36	3.8
FHLMC Gold Pool, 5.000%, 10/01/36	3.2
FNMA, 4.000%, 12/01/33	2.7
FNMA, 3.500%, 11/01/42	2.5
FNMA, 4.500%, 05/01/39	2.4
California State General Obligation, School Improvements, 7.550%, 04/01/39	2.1
FHLMC Multifamily Structured Pass Through Certificates, Series K071, Class A2, 3.286%, 11/25/27	1.9
FNMA, 3.500%, 03/01/46	1.7

Top Ten as a Group	32.7

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments December 31, 2019

	Principal Amount	Value
Corporate Bonds and Notes - 49.5%
Financials - 16.3%
Aircastle, Ltd. 5.000%, 04/01/23	$301,000	$322,133
Ally Financial, Inc. 8.000%, 11/01/31	237,000	329,418
American Tower Corp. 4.400%, 02/15/26	302,000	329,805
Boston Properties, LP 3.400%, 06/21/29	313,000	327,454
CIT Group, Inc. 6.125%, 03/09/28	280,000	331,197
Crown Castle International Corp. 4.300%, 02/15/29[1]	300,000	332,797
CyrusOne LP / CyrusOne Finance Corp. 3.450%, 11/15/29	327,000	328,501
Equinix, Inc. 3.200%, 11/18/29	325,000	326,810
The Goldman Sachs Group, Inc. 3.500%, 11/16/26	474,000	499,230
Host Hotels & Resorts, LP Series C 4.750%, 03/01/23	298,000	318,296
Iron Mountain US Holdings, Inc. 5.375%, 06/01/26[2]	161,000	168,703
JPMorgan Chase & Co. 2.950%, 10/01/26	314,000	323,865
MGM Resorts International 7.750%, 03/15/22	293,000	328,315
Morgan Stanley, GMTN (3 month LIBOR + 1.628%) 4.431%, 01/23/30[3]	441,000	499,182
National Rural Utilities Cooperative Finance Corp., MTN 3.250%, 11/01/25	310,000	327,332
Visa, Inc. 4.300%, 12/14/45	289,000	355,768
Total Financials		5,448,806
Industrials - 32.2%
The ADT Security Corp. 6.250%, 10/15/21	149,000	157,466
Advocate Health & Hospitals Corp. 3.829%, 08/15/28	300,000	326,474
AECOM 5.875%, 10/15/24	294,000	325,980
AT&T, Inc. 4.250%, 03/01/27	304,000	334,170
Ball Corp. 4.875%, 03/15/26	152,000	165,201

	Principal Amount	Value
CDW LLC / CDW Finance Corp.
5.000%, 09/01/25	$25,000	$26,177
5.500%, 12/01/24[1]	276,000	306,936
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, 07/23/25	299,000	329,492
Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27[1]	300,000	332,109
Comcast Corp. 4.150%, 10/15/28	436,000	491,479
CommonSpirit Health 3.347%, 10/01/29	327,000	329,658
Crown Americas LLC / Crown Americas Capital Corp. IV 4.500%, 01/15/23	238,000	250,790
Crown Americas LLC / Crown Americas Capital Corp. V 4.250%, 09/30/26	77,000	80,973
CVS Health Corp. 5.125%, 07/20/45	280,000	332,692
Dell, Inc. 7.100%, 04/15/28[1]	135,000	161,372
Elanco Animal Health, Inc. 4.900%, 08/28/28	305,000	332,172
Fidelity National Information Services, Inc. Series 10Y 4.250%, 05/15/28	298,000	334,304
The George Washington University Series 2018 4.126%, 09/15/48	461,000	532,918
HCA, Inc. 5.375%, 02/01/25	297,000	329,051
Hilton Domestic Operating Co, Inc. 4.250%, 09/01/24	317,000	323,868
Kaiser Foundation Hospitals 3.150%, 05/01/27	319,000	333,513
Kinder Morgan, Inc. 4.300%, 03/01/28	300,000	327,390
Lennar Corp. 4.750%, 05/30/25	154,000	165,871
McDonald’s Corp., MTN 3.700%, 01/30/26	302,000	326,111
Microsoft Corp. 3.750%, 02/12/45	146,000	166,285
Murphy Oil USA, Inc. 5.625%, 05/01/27	150,000	161,302
Netflix, Inc. 4.375%, 11/15/26	155,000	159,162
Newell Brands, Inc. 4.200%, 04/01/26[4]	318,000	331,859

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 32.2% (continued)
Nokia Oyj (Finland) 4.375%, 06/12/27	$162,000	$169,185
Northrop Grumman Corp. 3.200%, 02/01/27	327,000	340,613
NuStar Logistics, LP 6.750%, 02/01/21	157,000	163,343
Parker-Hannifin Corp. 3.250%, 06/14/29	318,000	332,893
PulteGroup, Inc.
5.000%, 01/15/27	147,000	160,424
5.500%, 03/01/26	145,000	162,374
RELX Capital, Inc. 4.000%, 03/18/29	305,000	331,558
T-Mobile USA, Inc., Contingent Value Bond 0.000%, *,5,6	207,000	0
Toll Brothers Finance Corp. 4.375%, 04/15/23	154,000	161,379
Twitter, Inc. 3.875%, 12/15/27[1,2]	165,000	165,327
United Rentals North America, Inc. 6.500%, 12/15/26	150,000	165,137
Verizon Communications, Inc. 3.875%, 02/08/29	297,000	327,897
Waste Management, Inc. 3.450%, 06/15/29	306,000	327,985
WESCO Distribution, Inc. 5.375%, 06/15/24[1]	155,000	161,264
Total Industrials		10,744,154
Utilities - 1.0%
Northern States Power Co. 2.900%, 03/01/50	339,000	324,828
Total Corporate Bonds and Notes (Cost $15,887,334)		16,517,788
Municipal Bonds - 7.8%
California State General Obligation, School Improvements 7.550%, 04/01/39	430,000	690,563
County of Miami-Dade FL Aviation Revenue, Series C 4.280%, 10/01/41	460,000	492,862
JobsOhio Beverage System, Series B 3.985%, 01/01/29	295,000	320,520
JobsOhio Beverage System, Series B 4.532%, 01/01/35	5,000	5,866
Los Angeles Unified School District, School Improvements 5.750%, 07/01/34	370,000	474,285

	Principal Amount	Value
Metropolitan Transportation Authority, Transit Improvement 6.668%, 11/15/39	$220,000	$312,602
University of California, University & College Improvements, Series BD 3.349%, 07/01/29	305,000	324,825
Total Municipal Bonds (Cost $2,485,411)		2,621,523
U.S. Government and Agency Obligations - 41.5%
Fannie Mae - 25.6%
FNMA
3.000%, 06/01/34 to 03/01/47	741,159	762,233
3.500%, 11/01/42 to 03/01/46	1,315,730	1,387,589
4.000%, 12/01/33 to 10/01/43	3,091,362	3,296,038
4.500%, 05/01/39 to 04/01/41	2,573,485	2,790,499
5.000%, 11/01/43	255,661	281,860
Total Fannie Mae		8,518,219
Freddie Mac - 10.4%
FHLMC 2.500%, 10/01/34 to 11/01/34	576,049	583,649
FHLMC Gold Pool
3.000%, 01/01/43	352,866	363,882
3.500%, 02/01/30 to 05/01/44	477,066	500,214
5.000%, 10/01/36	953,030	1,051,622
FHLMC Multifamily Structured Pass Through Certificates
Series K071, Class A2 3.286%, 11/25/27	611,000	650,895
Series K076, Class A2 3.900%, 04/25/28	291,000	322,261
Total Freddie Mac		3,472,523
U.S. Treasury Obligations - 5.5%
United States Treasury Bonds
3.500%, 02/15/39	193,000	231,777
4.500%, 02/15/36	966,000	1,282,874
United States Treasury Notes 6.250%, 08/15/23	283,000	328,938
Total U.S. Treasury Obligations		1,843,589
Total U.S. Government and Agency Obligations (Cost $13,560,522)		13,834,331
Short-Term Investments - 3.9%
Joint Repurchase Agreements - 3.9%[7]
Citadel Securities LLC, dated 12/31/19, due 01/02/20, 1.600% total to be received $285,669 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 01/15/20 - 11/15/48, totaling $291,383)	285,644	285,644

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Joint Repurchase Agreements - 3.9%[7] (continued)
RBC Dominion Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $1,000,087 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/30/21 -12/01/49, totaling $1,020,000)	$1,000,000	$1,000,000
Total Joint Repurchase Agreements		1,285,644

	Shares
Other Investment Companies - 0.0%#
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[8]	3,831	3,831
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[8]	3,830	3,830
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[8]	3,947	3,947
Total Other Investment Companies		11,608
Total Short-Term Investments (Cost $1,297,252)		1,297,252

Value
Total Investments - 102.7% (Cost $33,230,519)	$34,270,894
Other Assets, less Liabilities - (2.7)%	(909,822)
Net Assets - 100.0%	$33,361,072

*	Non-income producing security.
#	Less than 0.005%.
[1]

Some of these securities, amounting to $1,399,391 or 4.2% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2019, the value of these securities amounted to $334,030 or 1.0% of net assets.

[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[5]	Escrow shares
[6]	Security’s value was determined by using significant unobservable inputs.
[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[8]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLMC Freddie Mac

FNMA   Fannie Mae

GMTN   Global Medium-Term Notes

LIBOR   London Interbank Offered Rate

MTN      Medium-Term Note

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds and Notes
Industrials	—	$10,744,154	$0	$10,744,154
Financials	—	5,448,806	—	5,448,806
Utilities	—	324,828	—	324,828
Municipal Bonds†	—	2,621,523	—	2,621,523
U.S. Government and Agency Obligations†	—	13,834,331	—	13,834,331
Short-Term Investments
Joint Repurchase Agreements	—	1,285,644	—	1,285,644
Other Investment Companies	$11,608	—	—	11,608

Total Investments in Securities	$11,608	$34,259,286	$0	$34,270,894

†

All municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

At December 31, 2019, the Level 3 corporate bond was received as a result of a corporate action on June 12, 2019. The security’s value was determined by using significant unobservable inputs.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2019, AMG GW&K Municipal Bond Fund (Class N shares) (the “Fund”) returned 7.29%, underperforming its benchmark, the Bloomberg Barclays 10-Year Municipal Bond Index (the “Index”), which returned 7.70%.

Municipal bonds began 2019 by posting their best quarterly return in five years, driven by a drop in global interest rates and a surge in demand for tax-exempt income. A striking about-face in monetary policy helped risk sentiment recover from an ugly fourth quarter. Bond yields stayed in a narrow range, held in check by muted inflation and lingering concerns over global growth. By the time the U.S. Federal Reserve (the “Fed”) actually followed through on their promises, at the March Federal Open Market Committee (FOMC) meeting, economic uncertainty had deepened overseas. Municipal bonds did not just ride the momentum in Treasuries, they outperformed across the curve. Demand for bonds proved voracious as money poured into the space. Retail investors led the way, spurred on by the performance rebound from the fourth quarter and the heightened value of the tax-exemption in a new world of fewer available deductions. The shift by the Fed supplied the final incentive. Retail investors tend to (falsely) equate hikes in the Fed funds rate with rising rates throughout the curve. When policymakers hit the pause button, all lights were flashing green. Mutual fund inflows, a reliable indicator of retail sentiment, surged to $22 billion, the fastest start to a year on record. Even the month of March could not put a dent in the rally. In most years, March brings seasonal weakness, as elevated supply typically coincides with selling pressure from investors needing to pay tax bills. This year, however, supply came in below its five-year average, still held back from the recent elimination of advanced refunding transactions. And instead of selling, investors stampeded into the market looking to accumulate one of the few remaining high-quality tax havens.

Municipal bonds posted impressive gains in the second quarter, helped along by a powerful rally in Treasuries. Slowing economic activity, unresolved trade tensions and stubbornly low inflation measures all fueled concerns over global growth and pushed investors toward the relative safety of bonds. As the quarter progressed, the Treasury market started flashing an ominous warning sign: the yield on the 10-year note dropped below the rate on short-term bills, an inversion that has preceded every recession for the past 60 years. The

Fed came under increasing pressure to act. At the June FOMC meeting, the Fed essentially capitulated, dropping its prior commitment to “be patient” and signaling a willingness to ease policy in the face of increasing threats to an expansion that just became the longest on record. By the end of June, the yield on the two-year Treasury had fallen over half a percentage point, its largest quarterly drop since the financial crisis. Yields on longer maturities declined as well, though not by quite the same magnitude, which had the effect of steepening the curve over the quarter. Municipal bonds started the quarter on a tear, outperforming Treasuries as money continued to pour into the market. Industry mutual funds took in another $20 billion of cash, setting a new record for first half inflows at nearly $44 billion. Meanwhile, supply remained constrained, leading to a scramble for bonds and an almost indiscriminate reach for yield. By mid-May, the 10-year municipal/Treasury ratio had fallen to 71%, within a whisker of its all-time low. But as the Treasury market continued to surge, municipal bonds simply could not keep up. In June, just as rate fatigue started to creep in, new issue volume began to perk up and investors became much more selective with purchases. Deals that would have been heavily oversubscribed earlier in the quarter suddenly saw mixed demand resulting in more leftover balances or dealer concessions to clear the market. By the end of the quarter, ratios had rebounded to more reasonable levels with the 10-year finishing back above 80% and the 30-year again topping 90%.

The third quarter provided another round of impressive gains for municipal bonds, fueled once again by a sharp rally in the Treasury market. July started innocuously enough with interest rates generally muddling along ahead of the Fed’s first rate cut in a decade. In August, however, yields plummeted in response to a dramatic escalation in the trade war between the U.S. and China. Before the month was out, the yield on the 30-year Treasury slid to a record low while the amount of global debt trading at negative yields climbed to $17 trillion. As the trade war continued to simmer, central banks took action. The European Central Bank lowered deposit rates and relaunched an asset purchase program. The Fed cut rates a second time in September and signaled a willingness to do more if the economy wavered. Growth fears began to subside and interest rates retraced some of their prior fall. The yield on the 10-year Treasury, which began the quarter at 2.01% and touched a low of 1.43% amid the worst of the turmoil, finished September at 1.67%, which is down over 100 basis points from the start of the year. Tax-exempt rates likewise plummeted over the first two months of the quarter. By the end of August, the yield on the 10-year municipal fell to 1.21%, breaking through the previous all-time low of 1.26% set back in the summer of 2016. Municipal bonds actually outperformed Treasuries in the initial part of the rally with record amounts of cash pouring into the space and overwhelming a supply calendar that proved insufficient to satisfy demand. Relative value metrics, expressed as the ratio of tax-exempt yields to Treasury yields, dropped near all-time lows, with the 10-year ratio declining to 74% and short-end ratios bottoming at 57%. Interest rates were so low that municipalities found it economically viable to issue taxable debt to pre-refund existing tax-exempt securities. Eventually, however, yield fatigue set in and investors were less inclined to chase rates lower. A surge in issuance that started in August did not help matters and when global rates rebounded in the final third of the quarter, municipal bonds sold off hard. Yields finished the quarter well above their lows and relative value ratios moved back to historical averages.

Despite a sharp backup in Treasury yields, municipal bonds were able to post modest returns in the fourth quarter, locking in the strongest calendar year for returns since 2014. During the quarter, global sentiment seemed to hang on every word of the U.S.-China trade negotiations, rising on breakthroughs and declining when talks fell apart. Ultimately, animal spirits won out after the two nations agreed to a “phase one” deal in early December. Risk markets rallied and bonds suffered, a dynamic that was reinforced by a decisive U.K. election that finally offered clarity on Brexit. Strong employment numbers and corporate earnings beats added further fuel to the fire. Meanwhile, the Fed struck a dovish tone, setting a high bar for future rate hikes, making any increase contingent on a “significant” and “persistent” pickup in inflation. Relieved investors, increasingly confident in the economy and global backdrop, bid up stocks and sold safe-haven assets. By year end, equity markets had climbed to all-time highs while Treasuries gave up some of their strong year-to-date gains. For the quarter, the yield on the 10-year Treasury rose 25 basis points, but still finished 77 basis points lower than where it began the year. The outperformance of municipal bonds versus Treasuries was largely driven by heavy flows into the tax-exempt space. Industry mutual funds experienced $25 billion of net new cash during the quarter, pushing calendar year inflows over $90 billion, a new record high. The appetite for paper overwhelmed even the spike in supply. While new issue volume increased 50% over

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

the fourth quarter of 2018, most of that was due to a surge in taxable deals. Issuing authorities, no longer able to advance refund outstanding debt with tax-exempt bonds (due to federal tax reform), issued taxable bonds instead, with record low rates making the deals economically viable. Tax-exempt supply was still up year over year, but only by 13%, no match for the deluge of inflows. The strong technical environment pushed municipal/Treasury ratios lower across the curve. For the quarter, 10-year municipal bonds were up only 2 basis points, barely denting the gains established by an 87 basis point drop for the year.

For the year, the Fund slightly underperformed the Index. Earlier in the year, a longer duration in the declining rate environment and the favorable timing of a yield curve extension benefited performance. However, the Fund underperformed due to its higher quality bias as credit spreads continued to tighten in 2019.

Looking ahead to 2020, the municipal bond market appears to be in good shape, both fundamentally and technically. States and municipalities have banked the revenue windfall of the past few years, building reserves back above their pre-recession highs. Conservative budgeting practices have been cited in a substantial number of upgrades in 2019, and barring a downturn, there’s little reason to believe that will change anytime soon. Meanwhile, even with the tremendous run of performance in 2019, demand for tax-exempt income should continue to be relentless, especially with the political uncertainty that will accompany the lead-up to November’s presidential election. On the supply side, the longer rates stay near these lows, the more taxable volume should eat into the amount of tax-exempt debt needed to be issued. This would only further support prices.

This commentary reflects the viewpoints of GW&K Investment Management, LLC and is not intended as a forecast or guarantee of future results.

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Bond Fund’s Class N shares on December 31, 2009, to a $10,000 investment made in the Bloomberg Barclays 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Bloomberg Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2019.

		Five
Average Annual Total Returns[1]	One Year	Years	Ten Years
AMG GW&K Municipal Bond Fund2, [3,4,5,6]
Class N	7.29%	2.90%	4.01%
Class I	7.58%	3.27%	4.42%

Bloomberg Barclays 10-Year Municipal Bond Index[7]	7.70%	3.68%	4.64%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[5]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[6]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]

The Bloomberg Barclays 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond index. It is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg Barclays 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Bond Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

Category	% of Net Assets
Transportation	25.4
Utilities	25.4
General Obligation	20.6
Medical	7.9
Water	7.0
Higher Education	3.0
Power	2.1
Tobacco Settlement	0.9
Short-Term Investments	7.1
Other Assets & Liabilities	0.6

Rating	% of Market Value[1]
Aaa/AAA	31.3
Aa/AA	44.8
A	22.0
Baa/BBB	1.9

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
State of Maryland, Series B, General Obligation, 5.000%, 08/01/25	2.8
Wisconsin State Revenue, Department of Transportation, Series 2, Revenue, 5.000%, 07/01/29	2.5
North Carolina State Limited Obligation, Series B, Revenue, 5.000%, 05/01/28	1.8
Iowa Finance Authority, State Revolving Fund Green Bond, Revenue, 5.000%, 08/01/30	1.8
Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B, Revenue, 5.000%, 11/15/27	1.7
State of Maryland, Department of Transportation, Revenue, 5.000%, 09/01/29	1.5
State of Maryland, Department of Transportation, Revenue, 5.000%, 10/01/28	1.4
New Mexico Finance Authority, Subordinate, Series A, Revenue, 5.000%, 06/15/28	1.4
Michigan Finance Authority, Henry Ford Health System, Revenue, 5.000%, 11/15/29	1.3
Texas Transportation Commission Fund, Series A, General Obligation, 5.000%, 04/01/27	1.3

Top Ten as a Group	17.5

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments December 31, 2019

	Principal Amount	Value
Municipal Bonds - 92.3%
Arizona - 1.7%
Arizona Department of Transportation State Highway Fund Revenue 5.000%, 07/01/28	$5,030,000	$6,155,513
Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A 5.000%, 10/01/26	10,000,000	11,739,100
Total Arizona		17,894,613
California - 5.0%
California Municipal Finance Authority, Community Medical Centers, Series A
5.000%, 02/01/27	950,000	1,170,381
5.000%, 02/01/30	1,630,000	1,959,716
5.000%, 02/01/31	900,000	1,077,372
5.000%, 02/01/32	1,855,000	2,215,241
San Francisco City & County Airport Commission, San Francisco International Airport, Series A
5.000%, 05/01/34	5,000,000	6,206,600
5.000%, 05/01/35	5,800,000	7,179,356
State of California
5.000%, 08/01/29	7,235,000	8,900,786
5.000%, 09/01/29	5,075,000	6,266,306
5.000%, 04/01/32	5,000,000	6,812,250
State of California, Series C 5.000%, 09/01/26	7,715,000	9,341,322
Total California		51,129,330
Colorado - 2.1%
Colorado Health Facilities Authority, Series A
5.000%, 01/01/27	2,500,000	3,076,400
5.000%, 01/01/28	2,500,000	3,135,425
5.000%, 01/01/29	4,000,000	5,100,360
5.000%, 08/01/33	2,750,000	3,350,930
Regional Transportation District County COPS, Series A
5.000%, 06/01/24	6,000,000	6,750,420
Total Colorado		21,413,535
Connecticut - 3.6%
State of Connecticut Special Tax Revenue, Transportation Infrastructure
5.000%, 08/01/24	5,340,000	6,227,241
5.000%, 01/01/30	10,170,000	12,581,002
State of Connecticut Special Tax Revenue, Series B 5.000%, 10/01/35	7,500,000	9,177,675
State of Connecticut, Series A 5.000%, 01/15/31 [1]	7,500,000	9,520,050
Total Connecticut		37,505,968
District of Columbia - 3.8%
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C 5.000%, 10/01/24	5,500,000	6,077,940

	Principal Amount	Value
District of Columbia, Series A 5.000%, 06/01/30	$6,020,000	$7,281,431
5.000%, 10/15/30	5,010,000	6,468,411
District of Columbia, Series B 5.000%, 06/01/31	10,065,000	12,673,244
Washington Convention & Sports Authority, Series A 5.000%, 10/01/27	5,525,000	6,955,091
Total District of Columbia		39,456,117
Florida - 4.0%
Florida’s Turnpike Enterprise, Department of Transportation, Series C 5.000%, 07/01/28	7,075,000	8,643,386
Lee Memorial Health System, Series A 5.000%, 04/01/34	5,500,000	6,792,005
Orange County Health Facilities Authority, Series A 5.000%, 10/01/31	4,515,000	5,420,438
Orange County Health Facilities Authority, Series G 5.000%, 10/01/26	3,000,000	3,665,430
State of Florida, Capital Outlay, Series B 5.000%, 06/01/27	9,045,000	10,538,601
State of Florida, Department of Transportation, Fuel Sales Tax Revenue, Series B 5.000%, 07/01/26	5,780,000	6,114,893
Total Florida		41,174,753
Georgia - 1.2%
Atlanta Water & Wastewater Revenue 5.000%, 11/01/25	5,100,000	6,081,648
Georgia State University & College Improvements, Series A 5.000%, 07/01/27	5,450,000	5,969,930
Total Georgia		12,051,578
Illinois - 6.6%
Chicago O’Hare International Airport, Series B 5.000%, 01/01/28	10,670,000	12,477,178
Chicago O’Hare International Airport, Senior Lien, Series A
5.000%, 01/01/36	10,000,000	12,140,300
5.000%, 01/01/38	5,500,000	6,630,910
Illinois State Finance Authority Revenue, Clean Water Initiative Revenue 5.000%, 07/01/27	11,000,000	13,271,500
Illinois State Toll Highway Authority, Series A 5.000%, 12/01/31	9,565,000	11,230,266
Illinois State Toll Highway Authority, Senior Revenue Bonds, Series A 5.000%, 01/01/30	10,050,000	12,669,231
Total Illinois		68,419,385

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Indiana - 2.0%
Indiana Finance Authority 5.000%, 02/01/21	$6,500,000	$6,773,650
Indiana Finance Authority, Series C 5.000%, 06/01/29	4,800,000	6,239,808
Indiana Transportation Finance Authority, Series C 5.500%, 12/01/25	6,070,000	7,563,463
Total Indiana		20,576,921
Iowa - 2.3%
Iowa Finance Authority, State Revolving Fund Green Bond 5.000%, 08/01/30	15,025,000	18,734,823
State of Iowa, Series A 5.000%, 06/01/25	4,000,000	4,791,960
Total Iowa		23,526,783
Kentucky - 0.6%
Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc., Series A 5.000%, 10/01/29	5,430,000	6,519,475
Maryland - 6.5%
State of Maryland, Department of Transportation
5.000%, 10/01/28	12,085,000	14,899,234
5.000%, 09/01/29	12,125,000	15,246,824
State of Maryland, Series B 5.000%, 08/01/25	24,115,000	29,089,683
State of Maryland, State & Local Facilities Loan of 2019, 1st Series 5.000%, 03/15/30	6,000,000	7,781,580
Total Maryland		67,017,321
Massachusetts - 1.6%
Commonwealth of Massachusetts, Series A 5.000%, 07/01/25	7,700,000	9,281,426
Massachusetts Water Resources Authority, Series C 5.000%, 08/01/31	6,050,000	7,359,220
Total Massachusetts		16,640,646
Michigan - 3.2%
Michigan Finance Authority, Henry Ford Health System 5.000%, 11/15/29	11,450,000	13,836,523
Michigan State Building Authority Revenue, Series I 5.000%, 04/15/27	5,700,000	6,856,758
State of Michigan 5.000%, 03/15/27	10,000,000	12,482,600
Total Michigan		33,175,881

	Principal Amount	Value
Minnesota - 1.9%
City of Minneapolis MN, Fairview Health Services, Series A 5.000%, 11/15/35	$3,165,000	$3,903,521
Minneapolis-St Paul Metropolitan Airports Commission, Series A 5.000%, 01/01/25	5,000,000	5,936,000
State of Minnesota 5.000%, 08/01/23	9,415,000	9,627,497
Total Minnesota		19,467,018
Missouri - 0.6%
University of Missouri, Series A 5.000%, 11/01/26	5,495,000	6,456,845
Nebraska - 0.6%
University of Nebraska Facilities Corp. 5.000%, 07/15/25	5,010,000	6,036,349
New Jersey - 0.5%
New Jersey State Turnpike Authority Revenue, Series B 5.000%, 01/01/28	4,010,000	5,070,444
New Mexico - 1.4%
New Mexico Finance Authority, Subordinate, Series A 5.000%, 06/15/28	11,425,000	14,553,736
New York - 10.2%
Long Island Power Authority 5.000%, 09/01/35	5,000,000	6,168,050
Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B 5.000%, 11/15/27	14,225,000	17,796,044
Metropolitan Transportation Authority, Transit Revenue, Series F
5.000%, 11/15/24	4,950,000	5,469,404
5.000%, 11/15/27	5,000,000	5,517,050
5.000%, 11/15/28	4,750,000	5,650,363
New York City General Obligation, Series I 5.000%, 08/01/24	5,000,000	5,487,300
New York City Transitional Finance Authority Building Aid Revenue, Series S-3, Sub-Series S-3A 5.000%, 07/15/31	5,070,000	6,367,362
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C 5.000%, 11/01/26	9,535,000	11,349,510
New York State Dormitory Authority, Series A
5.000%, 12/15/25	8,645,000	9,628,542
5.000%, 12/15/27	5,640,000	6,269,424
5.000%, 03/15/31	7,515,000	9,502,417
New York State Dormitory Authority, Series D 5.000%, 02/15/27	5,345,000	5,775,005

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
New York - 10.2% (continued)
New York State Dormitory Authority, Series E 5.000%, 03/15/32	$8,370,000	$9,906,732
Total New York		104,887,203
North Carolina - 1.8%
North Carolina State Limited Obligation, Series B 5.000%, 05/01/28	15,255,000	19,002,238
Ohio - 2.6%
Ohio State General Obligation, Series A 5.000%, 09/01/26	7,090,000	8,768,628
Ohio State General Obligation, Series T 5.000%, 05/01/30	5,000,000	6,199,350
Ohio Water Development Authority, Water Pollution Control Loan Fund, Series 2015A 5.000%, 06/01/25	10,050,000	12,057,287
Total Ohio		27,025,265
Oregon - 2.2%
Oregon State Lottery, Series C 5.000%, 04/01/27	10,000,000	11,880,700
Oregon State Lottery, Series D 5.000%, 04/01/28	9,225,000	10,935,499
Total Oregon		22,816,199
Pennsylvania - 2.4%
Allegheny County Hospital Development Authority, University Pittsburgh Medical Center 5.000%, 07/15/31	5,500,000	6,932,420
Commonwealth Financing Authority, Pennsylvania Tobacco 5.000%, 06/01/32	7,870,000	9,631,621
Lancaster County Hospital Authority, University of Pennsylvania Health Revenue 5.000%, 08/15/26	6,970,000	8,541,804
Total Pennsylvania		25,105,845
Texas - 12.1%
Central Texas Turnpike System Transportation Commission, Series C 5.000%, 08/15/31	11,175,000	12,799,733
City of Austin TX Water & Wastewater System Revenue 5.000%, 11/15/26	5,100,000	6,296,103
City of Corpus Christi TX Utility System Revenue, Junior Lien 5.000%, 07/15/29	3,125,000	3,927,000
City of San Antonio TX Electric & Gas Systems Revenue 5.000%, 02/01/26	9,300,000	11,274,669
Dallas Area Rapid Transit, Senior Lien 5.250%, 12/01/28	8,865,000	11,615,632

	Principal Amount	Value
Lower Colorado River Authority, LCRA Transmission Services Corporation 5.000%, 05/15/29	$3,815,000	$4,358,638
North Texas Municipal Water District Water System Revenue, Refunding And Improvement 5.000%, 09/01/29	7,350,000	8,944,436
North Texas Tollway Authority Revenue, Special Projects System, 1st Tier, Series A 5.000%, 01/01/25	6,460,000	7,405,356
North Texas Tollway Authority, 2nd Tier, Series B
5.000%, 01/01/31	2,000,000	2,361,320
5.000%, 01/01/32	4,010,000	4,845,243
North Texas Tollway Authority, Series A 5.000%, 01/01/26	7,795,000	8,919,507
State of Texas, Transportation Commission Mobility Fund 5.000%, 10/01/26	10,510,000	12,145,356
Texas Private Activity Bond Surface Transportation Corp.
4.000%, 12/31/37	5,000,000	5,636,100
4.000%, 12/31/38	3,735,000	4,197,953
Texas Transportation Commission Fund, Series A 5.000%, 04/01/27	12,550,000	13,628,547
Texas Water Development Board, State Revolving Fund 5.000%, 08/01/26	5,405,000	6,660,149
Total Texas		125,015,742
Utah - 1.8%
Salt Lake City Corp. Airport Revenue, Series A
5.000%, 07/01/29	3,450,000	4,262,026
5.000%, 07/01/30	6,585,000	8,086,907
Utah Transit Authority, Series A 5.000%, 06/15/27	5,020,000	5,990,015
Total Utah		18,338,948
Virginia - 2.2%
Virginia College Building Authority, Series A 5.000%, 09/01/21	10,000,000	10,650,300
Virginia Public Building Authority, Series B 5.000%, 08/01/25	10,335,000	12,467,007
Total Virginia		23,117,307
Washington - 4.9%
Energy Northwest Electric Revenue, Bonneville Power 5.000%, 07/01/25	10,225,000	12,294,847
Energy Northwest Nuclear Revenue, Project 3, Series A 5.000%, 07/01/25	7,965,000	9,577,355
State of Washington School Improvements, Series C 5.000%, 02/01/28	7,370,000	8,922,048

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Washington - 4.9% (continued)
State of Washington, Series R-2015C 5.000%, 07/01/28	$10,215,000	$12,001,706
University of Washington, University & College Improvements Revenue, Series C 5.000%, 07/01/27	7,270,000	8,086,566
Total Washington		50,882,522
West Virginia - 0.4%
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation 5.000%, 01/01/35	3,745,000	4,502,951
Wisconsin - 2.5%
Wisconsin State Revenue, Department of Transportation, Series 2 5.000%, 07/01/29	20,405,000	25,439,118
Total Municipal Bonds (Cost $907,467,174)		954,220,036
Short-Term Investments - 7.1%
Municipal Bonds - 7.1%
Massachusetts - 2.0%
Commonwealth of Massachusetts, Series C 4.000%, 06/18/20	20,000,000	20,266,800

	Principal Amount	Value
New York - 0.8%
City of New York, Subordinated Series D-4 1.700%, 01/06/20 [2,3]	$8,000,000	$8,000,000
Texas - 4.3%
State of Texas 4.000%, 08/27/20	44,210,000	45,038,054
Total Municipal Bonds (Cost $73,264,172)		73,304,854
Total Short-Term Investments (Cost $73,264,172)		73,304,854
Total Investments - 99.4% (Cost $980,731,346)		1,027,524,890
Other Assets, less Liabilities - 0.6%		5,700,415
Net Assets - 100.0%		$1,033,225,305

[1]	All or part of the security is delayed delivery transaction. The market value for delayed delivery security at December 31, 2019, amounted to $9,520,050, or 0.9% of net assets.
[2]	Date shown is the next coupon reset date.
[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

COPS     Certificates of Participation

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$954,220,036	—	$954,220,036
Short-Term Investments
Municipal Bonds†	—	73,304,854	—	73,304,854

Total Investments in Securities	—	$1,027,524,890	—	$1,027,524,890

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2019, AMG GW&K Municipal Enhanced Yield Fund (Class N shares) (the “Fund”) returned 10.92%, compared to the Bloomberg Barclays U.S. Municipal Bond BAA Index (the “Index”), which returned 9.94%.

Municipal bonds began 2019 by posting their best quarterly return in five years, driven by a drop in global interest rates and a surge in demand for tax-exempt income. A striking about-face in monetary policy helped risk sentiment recover from an ugly fourth quarter. Bond yields stayed in a narrow range, held in check by muted inflation and lingering concerns over global growth. By the time the U.S. Federal Reserve (the “Fed”) actually followed through on their promises, at the March Federal Open Market Committee (FOMC) meeting, economic uncertainty had deepened overseas. Municipal bonds did not just ride the momentum in Treasuries, they outperformed across the curve. Demand for bonds proved voracious as money poured into the space. Retail investors led the way, spurred on by the performance rebound from the fourth quarter and the heightened value of the tax exemption in a new world of fewer available deductions. The shift by the Fed supplied the final incentive. Retail investors tend to (falsely) equate hikes in the Fed fund rate with rising rates throughout the curve. When policymakers hit the pause button, all lights were flashing green. Mutual fund inflows, a reliable indicator of retail sentiment, surged to $22 billion, the fastest start to a year on record. Even the month of March could not put a dent in the rally. In most years, March brings seasonal weakness, as elevated supply typically coincides with selling pressure from investors needing to pay tax bills. This year, however, supply came in below its five-year average, still held back from the recent elimination of advanced refunding transactions. And instead of selling, investors stampeded into the market looking to accumulate one of the few remaining high-quality tax havens.

Municipal bonds posted impressive gains in the second quarter, helped along by a powerful rally in Treasuryies. Slowing economic activity, unresolved trade tensions and stubbornly low inflation measures all fueled concerns over global growth and pushed investors toward the relative safety of bonds. As the quarter progressed, the Treasury market started flashing an ominous warning sign: the yield on the 10-year note dropped below the rate on short-term bills, an inversion that has preceded every recession for the past 60 years. The

Fed came under increasing pressure to act. At the June FOMC meeting, the Fed essentially capitulated, dropping its prior commitment to “be patient” and signaling a willingness to ease policy in the face of increasing threats to an expansion that just became the longest on record. By the end of June, the yield on the two-year Treasury had fallen over half a percentage point, its largest quarterly drop since the financial crisis. Yields on longer maturities declined as well, though not by quite the same magnitude, which had the effect of steepening the curve over the quarter. Municipal bonds started the quarter on a tear, outperforming Treasuryies as money continued to pour into the market. Industry mutual funds took in another $20 billion of cash, setting a new record for first half inflows at nearly $44 billion. Meanwhile, supply remained constrained, leading to a scramble for bonds and an almost indiscriminate reach for yield. By mid-May, the 10-year municipal/Treasury ratio had fallen to 71%, within a whisker of its all-time low. But as the Treasury market continued to surge, municipal bonds simply could not keep up. In June, just as rate fatigue started to creep in, new issue volume began to perk up and investors became much more selective with purchases. Deals that would have been heavily oversubscribed earlier in the quarter suddenly saw mixed demand resulting in more leftover balances or dealer concessions to clear the market. By the end of the quarter, ratios had rebounded to more reasonable levels with the 10-year finishing back above 80% and the 30-year again topping 90%.

The third quarter provided another round of impressive gains for municipal bonds, fueled once again by a sharp rally in the Treasury market. July started innocuously enough with interest rates generally muddling along ahead of the Fed’s first interest rate cut in a decade. In August, however, yields plummeted in response to a dramatic escalation in the trade war between the U.S. and China. Before the month was out, the yield on the 30-year Treasury slid to a record low while the amount of global debt trading at negative yields climbed to $17 trillion. As the trade war continued to simmer, central banks took action. The European Central Bank lowered deposit rates and relaunched an asset purchase program. The Fed cut rates a second time in September and signaled a willingness to do more if the economy wavered. Growth fears began to subside and interest rates retraced some of their prior fall. The yield on the 10-year Treasury, which began the quarter at 2.01% and touched a low of 1.43% amid the worst of the turmoil, finished September at 1.67%, which is down over 100 basis points from the start of the year.

Tax-exempt rates likewise plummeted over the first two months of the quarter. By the end of August, the yield on the 10-year municipal fell to 1.21%, breaking through the previous all-time low of 1.26% set back in the summer of 2016. Municipal bonds actually outperformed Treasuries in the initial part of the rally with record amounts of cash pouring into the space and overwhelming a supply calendar that proved insufficient to satisfy demand. Relative value metrics, expressed as the ratio of tax-exempt yields to Treasuries yields, dropped near all-time lows, with the 10-year ratio declining to 74% and short-end ratios bottoming at 57%. Interest rates were so low that municipalities found it economically viable to issue taxable debt to pre-refund existing tax-exempt securities. Eventually, however, yield fatigue set in and investors were less inclined to chase rates lower. A surge in issuance that started in August did not help matters and when global rates finally rebounded in the final third of the quarter, municipal bonds sold off hard. Yields finished the quarter well above their lows and relative value ratios moved back to historical averages.

Despite a sharp backup in Treasuries yields, municipal bonds were able to post modest returns in the fourth quarter, locking in the strongest calendar year for returns since 2014. During the quarter, global sentiment seemed to hang on every word of the U.S.-China trade negotiations, rising on breakthroughs and declining when talks fell apart. Ultimately, animal spirits won out after the two nations agreed to a “phase one” deal in early December. Risk markets rallied and bonds suffered, a dynamic that was reinforced by a decisive U.K. election that finally offered clarity on Brexit. Strong employment numbers and corporate earnings beats added further fuel to the fire. Meanwhile, the Fed struck a dovish tone, setting a high bar for future rate hikes, making any increase contingent on a “significant” and “persistent” pickup in inflation. Relieved investors, increasingly confident in the economy and global backdrop, bid up stocks and sold safe-haven assets. By year end, equity markets had climbed to all-time highs while Treasuries gave up some of their strong year-to-date gains. For the quarter, the yield on the 10-year Treasury rose 25 basis points, but still finished 77 basis points lower than where it began the year. The outperformance of municipal bonds versus Treasuries was largely driven by heavy flows into the tax-exempt space. Industry mutual funds experienced $25 billion of net new cash during the quarter, pushing calendar year inflows over $90 billion, a new record high. The appetite for paper overwhelmed even the spike in supply. While new issue volume increased 50% over

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

the fourth quarter of 2018, most of that was due to a surge in taxable deals. Issuing authorities, no longer able to advance refund outstanding debt with tax-exempt bonds (due to federal tax reform), issued taxable bonds instead, with record low rates making the deals economically viable. Tax-exempt supply was still up year over year, but only by 13%, no match for the deluge of inflows. The strong technical environment pushed municipal/Treasury ratios lower across the curve. For the quarter, 10-year municipal bonds were up only 2 basis points, barely denting the gains established by an 87 basis point drop for the year.

The Fund outperformed the Index for the year. The Fund’s overweight to longer maturities was a positive as long- term interest rates declined. On the other hand, the Fund’s higher quality bias was a negative as the Fund has over 50% of its holdings in credits rated A or higher, which underperformed the BBB rated bonds in the Index.

Looking ahead to 2020, the municipal bond market appears to be in good shape, both fundamentally and technically. States and municipalities have banked the revenue windfall of the past few years, building reserves back above their pre-recession highs. Conservative budgeting practices have been cited in a substantial number of upgrades in 2019, and barring a downturn, there’s little reason to believe that will change anytime soon. Meanwhile, even with the tremendous run of performance in 2019, demand for tax-exempt income should continue to be relentless, especially with the political uncertainty that will accompany the lead-up to November’s presidential election. On the supply side, the longer rates stay near these lows, the more taxable volume should eat into the amount of tax-exempt debt needed to be issued. This would only further support prices.

This commentary reflects the viewpoints of GW&K Investment Management, LLC and is not intended as a forecast or guarantee of future results.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Enhanced Yield Fund’s Class I shares on December 31, 2009, to a $10,000 investment made in the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2019.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG GW&K Municipal Enhanced Yield Fund2, [3,4,5,6,7,8,9]
Class N	10.92%	4.60%	6.07%	6.74%	07/27/09
Class I	11.28%	5.07%	6.50%	5.03%	12/30/05
Class Z	11.45%	—	—	6.77%	02/24/17

Bloomberg Barclays U.S. Municipal Bond BAA Index[10]	9.94%	4.98%	5.61%	4.26%	12/30/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[6]

High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[7]	The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.
[8]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[9]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

[10]

The Bloomberg Barclays U.S. Municipal Bond BAA Index is a subset of the Boomberg Barclays U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg Barclays U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg Barclays U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Enhanced Yield Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

% of
Category	Net Assets
Healthcare	32.1
Transportation	30.6
Utilities	15.3
General Obligation	6.2
Public Services	6.2
State and Non-State Appropriated Tobacco	5.4
Education	3.4
Industrial Development	1.3
Short-Term Investments	2.1
Other Assets Less Liabilities	(2.6)

Rating	% of Market Value[1]
Aa/AA	11.6
A	43.3
Baa/BBB	44.3
Ba/BB	0.8

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation, 5.000%, 01/01/43	3.3
Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	3.1
California Municipal Finance Authority, Senior Lien-LINXS APM Project, Revenue, 5.000%, 12/31/43	3.0
New Jersey Economic Development Authority, Series DDD, Revenue, 5.000%, 06/15/42	3.0
Central Texas Turnpike System, Series C, Revenue, 5.000%, 08/15/42	2.9
Chicago O’Hare International Airport, Senior Lien, Series A, Revenue, 5.000%, 01/01/48	2.9
New York Transportation Development Corp., Laguardia Airport Terminal B, Revenue, 5.000%, 07/01/46	2.7
Central Plains Energy Project Project #3, Series A, Revenue, 5.000%, 09/01/42	2.7
Colorado Health Facilities Authority, Series A, 5.000%, 08/01/44	2.6
City of Minneapolis MN, Fairview Health Services, Series A, Revenue, 5.000%, 11/15/49	2.5

Top Ten as a Group	28.7

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments December 31, 2019

	Principal Amount	Value
Municipal Bonds - 100.5%
California - 7.2%
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/42	$2,450,000	$2,846,386
California Municipal Finance Authority, Senior Lien-LINXS APM Project 5.000%, 12/31/43	7,175,000	8,381,476
California Municipal Finance Authority, Series I
5.000%, 05/15/43	3,000,000	3,557,100
5.000%, 05/15/48	4,600,000	5,428,782
Total California		20,213,744
Colorado - 7.1%
Colorado Health Facilities Authority, Series A
5.000%, 08/01/44	6,115,000	7,212,154
5.000%, 11/01/44	5,500,000	6,621,560
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008 6.500%, 11/15/38	4,015,000	6,103,402
Total Colorado		19,937,116
Connecticut - 4.3%
State of Connecticut Special Tax Revenue, Transportation Infrastructure 5.000%, 01/01/38	5,100,000	6,100,314
State of Connecticut, Series E
5.000%, 09/15/35	2,425,000	2,971,789
5.000%, 09/15/37	2,500,000	3,043,975
Total Connecticut		12,116,078
Florida - 6.4%
Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, Series A 5.000%, 12/01/44	6,175,000	6,910,566
Miami Beach Health Facilities Authority Mt. Sinai Medical Center 5.000%, 11/15/39	5,220,000	5,838,465
Orange County Health Facilities Authority, Orlando Health Inc., Series A 5.000%, 10/01/39	4,280,000	5,021,125
Total Florida		17,770,156
Illinois - 9.3%
Chicago O’Hare International Airport, Senior Lien, Series A 5.000%, 01/01/48	6,750,000	7,979,040
Illinois State General Obligation, Series D 5.000%, 11/01/26	5,225,000	5,982,886
Metropolitan Pier & Exposition Authority 5.000%, 06/15/50 [1]	5,000,000	5,762,600

	Principal Amount	Value
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B 5.000%, 06/15/52	$5,990,000	$6,304,535
Total Illinois		26,029,061
Indiana - 2.1%
Indiana Health & Educational Facilities Financing Authority, Ascension Senior Credit Group 5.000%, 11/15/46	5,000,000	5,819,000
Louisiana - 4.0%
Louisiana Public Facilities Authority, Ochsner Clinic Foundation 5.000%, 05/15/47	4,100,000	4,573,960
New Orleans Aviation Board, General Airport North Terminal, Series B 5.000%, 01/01/48	5,830,000	6,673,135
Total Louisiana		11,247,095
Massachusetts - 2.9%
Massachusetts Development Finance Agency, UMass Boston Student Housing
5.000%, 10/01/41	2,250,000	2,552,062
5.000%, 10/01/48	5,000,000	5,630,250
Total Massachusetts		8,182,312
Michigan - 2.6%
Michigan Finance Authority, Series A 5.000%, 12/01/41	3,100,000	3,823,478
Michigan State Hospital Finance Authority, Ascension Senior Credit Group 5.000%, 11/15/46	3,000,000	3,491,400
Total Michigan		7,314,878
Minnesota - 4.3%
City of Minneapolis MN, Fairview Health Services, Series A 5.000%, 11/15/49	5,910,000	7,031,482
Duluth Economic Development Authority, Essentia Health Obligated Group 5.000%, 02/15/48	4,100,000	4,856,081
Total Minnesota		11,887,563
Nebraska - 2.7%
Central Plains Energy Project Project #3, Series A 5.000%, 09/01/42	5,500,000	7,522,570
New Jersey - 8.5%
New Jersey Economic Development Authority, Series DDD 5.000%, 06/15/42	7,365,000	8,298,735

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
New Jersey - 8.5% (continued)
New Jersey Economic Development Authority, Series WW
5.250%, 06/15/40	$65,000	$78,657
5.250%, 06/15/40	1,095,000	1,237,076
New Jersey Transportation Trust Fund Authority, Series BB 5.000%, 06/15/44	2,000,000	2,297,700
New Jersey Transportation Trust Fund Authority, Transportation System, Series A 5.000%, 12/15/34	2,515,000	2,951,503
Tobacco Settlement Financing Corp. Series A
5.000%, 06/01/46	2,500,000	2,843,300
5.250%, 06/01/46	3,285,000	3,812,078
Tobacco Settlement Financing Corp. Series B 5.000%, 06/01/46	2,000,000	2,229,220
Total New Jersey		23,748,269
New York - 10.1%
City of New York, Series A 5.000%, 08/01/45	4,405,000	5,418,943
New York State Dormitory Authority, Series A 5.000%, 03/15/45	4,990,000	6,004,218
New York State Dormitory Authority, Series D 4.000%, 02/15/47 [1]	5,000,000	5,618,300
New York Transportation Development Corp., Delta Air Lines, Inc. - Laguardia 5.000%, 01/01/31	2,900,000	3,500,184
New York Transportation Development Corp., Laguardia Airport Terminal B 5.000%, 07/01/46	6,820,000	7,583,908
Total New York		28,125,553
Oklahoma - 5.0%
Norman Regional Hospital Authority 5.000%, 09/01/45	4,335,000	5,125,487
Oklahoma Development Finance Authority, Health Ou Medicine Project, Series B
5.250%, 08/15/48	2,975,000	3,518,414
5.500%, 08/15/52	4,500,000	5,368,005
Total Oklahoma		14,011,906
Rhode Island - 2.3%
Tobacco Settlement Financing Corp. Series A
5.000%, 06/01/35	2,000,000	2,246,160
5.000%, 06/01/40	3,635,000	4,037,903
Total Rhode Island		6,284,063

	Principal Amount	Value
Texas - 16.0%
Central Texas Regional Mobility Authority
5.000%, 01/01/40	$1,650,000	$1,912,201
5.000%, 01/01/46	3,750,000	4,314,712
Central Texas Turnpike System, Series C 5.000%, 08/15/42	7,065,000	7,989,597
Grand Parkway Transportation Corp., 1st Tier Toll Revenue, Series A 5.500%, 04/01/53	4,010,000	4,486,909
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott & White Health 5.000%, 11/15/45	1,905,000	2,186,826
Texas Private Activity Bond Surface Transportation Corp. 5.000%, 06/30/58	7,500,000	8,751,900
Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport
5.000%, 12/31/40	3,930,000	4,414,648
5.000%, 12/31/45	3,880,000	4,328,450
Texas Private Activity Bond Surface Transportation Corp., Series A 4.000%, 12/31/39	5,500,000	6,163,960
Total Texas		44,549,203
Virginia - 2.3%
Virginia Small Business Financing Authority, Transform 66 P3 Project
5.000%, 12/31/49	2,500,000	2,856,675
5.000%, 12/31/52	3,060,000	3,489,930
Total Virginia		6,346,605
West Virginia - 3.4%
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation 5.000%, 01/01/43	8,000,000	9,365,520
Total Municipal Bonds (Cost $264,728,473)		280,470,692
Short-Term Investments - 2.1%
Municipal Bonds - 2.1%
New York - 0.7%
City of New York, Subordinated Series D-4 1.700%, 01/06/20 [2,3]	2,000,000	2,000,000
Texas - 1.4%
State of Texas 4.000%, 08/27/20	3,870,000	3,942,485
Total Municipal Bonds (Cost $5,940,589)		5,942,485
Total Short-Term Investments (Cost $5,940,589)		5,942,485
Total Investments - 102.6% (Cost $270,669,062)		286,413,177

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

Value
Other Assets, less Liabilities - (2.6)%	$(7,342,700)
Net Assets - 100.0%	$279,070,477

[1]	All or part of the security is delayed delivery transaction. The market value for delayed delivery security at December 31, 2019, amounted to $11,380,900, or 4.1% of net assets.
[2]	Date shown is the next coupon reset date.
[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$280,470,692	—	$280,470,692
Short-Term Investments
Municipal Bonds†	—	5,942,485	—	5,942,485

Total Investments in Securities	—	$286,413,177	—	$286,413,177

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2019, AMG GW&K Small Cap Core Fund (Class N shares) (the “Fund”) returned 30.66%, outperforming the Russell 2000® Index, which returned 25.52%.

After surviving the fourth quarter of 2018, investors could be forgiven for bracing themselves as the calendar turned to October in 2019. Not to disappoint, the fourth quarter turned out to be nearly as dramatic as the previous one, with a notable exception: the sign in front of the return measurement. It turns out this symbol tends to be an important determinant of whether investors enjoy the drama or not. In terms of investor psychology, the sign has told the difference in the last two fourth quarters between fear and fear of missing out (FOMO). In the fourth quarter of 2018, the Russell 2000® Index dropped (20.2)% and we experienced fear, as investors had visions of a 2008-like recession hitting the economy. In the final quarter of 2019, investors instead focused on a potentially improving global economy, which boosted the Russell 2000® Index by 9.9%. This fortunate turn in sentiment came from two main factors: the hope for improved trade relations between the U.S. and China and a shift in U.S. Federal Reserve (the “Fed”) policy toward accommodation. These factors helped deliver a full year return of 25.52% for the Russell 2000® Index, although in truth the lower starting point after last year’s fourth-quarter selloff was a meaningful contributor to this strong 2019 result. This impressive gain for the year was driven by multiple expansion rather than earnings growth, although the prospect for future growth appears better today than it did 365 days ago. For perspective, the Russell 2000® Index remains a few percentage points below the high set in late August 2018, so while fear has receded somewhat, investors have yet to embrace full FOMO mode.

While the Russell 2000® Index had an exceptional year, the Fund outperformed the benchmark by over 500 basis points (5.00%). In what feels like a semi-permanent trend, information technology led all sectors with a blazing 40.8% return for the year, retaining its strength throughout all four quarters. Technology was followed by closely grouped industrials, health care, and real estate. It is worth noting that this mix of secular growth, cyclical growth, and yield sensitive stocks all participated in the 2019 rally, but experienced strength at different times during the year. At the bottom of the sector list, energy, down (6.9)%, lost more ground to the Russell 2000® Index this year. Communication services, consumer staples, and utilities also lagged.

On a factor basis, results were mixed. Non-earners very slightly outperformed profit-making firms, negative equity outperformed somewhat, and those without a five-year earnings record were nicely higher. However, performance among beta quintiles and debt level quintiles was muted and higher return on equity (ROE) stocks outperformed. In total, we believe there was a slight bias toward lower quality stocks in the Index for 2019.

How then did the Fund outperform against a lower quality headwind? The drivers were excellent stock selection in six sectors and underweight positions in energy and communication services. The underweight posture in these two sectors added about 100 basis points, which was partially offset by the drag from our small cash exposure. Stock selection in financials led the way, as the sector was a strong contributor to relative performance. Cohen & Steers, Inc., Stifel Financial Corp, and PRA Group, Inc. were each up over 45% during the year on improved earnings outlooks and higher valuations. Ameris Bancorp and Pacific Premier Bancorp, Inc. both outperformed their banking peers. The industrial sector was next best in stock selection, with six stocks up over 50%: Universal Forest Products, Inc., Patrick Industries, Inc., Allegiant Travel Co., SiteOne Landscape Supply, Inc., Alamo Group, Inc., and John Bean Technologies Corp. Information technology was our third largest stock selection contributor with the software and semiconductor industries as the main drivers. Finally, stock selection in energy and materials was excellent, as nearly all holdings outperformed the benchmark during the year.

While there were of course negative outliers in the Fund, the only groups that were large enough in size to hurt relative performance were the aforementioned cash drag and our lack of exposure to the biotechnology industry. Biotechnology was up 42.2% in the benchmark and its meaningful 6.9% weight in the Russell 2000® Index compared to our lack of any meaningful direct participation led to a loss of more than 100 basis points in relative performance during the year. Still, health care overall lost only (22) basis points, meaning our selection in the sector outside of biotechnology was generally good.

As we enter January it is customary to ask the question of what the New Year will hold for the stock market. It is our practice to consider as many economic and market facts as possible, but also acknowledge that confidence and psychology can have a significant impact on short-term results. The following are a few items that we believe investors should take into consideration for the year ahead. First, strong market returns in one year of a long multi-year rally don’t necessarily portend a market pullback. Work by Furey Research indicated that since 1950, in the year following a 20% market appreciation, small caps have averaged 12% returns. Second, there are signals that global growth is starting to improve. While U.S. manufacturing remains an area of weakness, global central bank accommodation appears to be stimulating growth in many pockets of the economy. Third, the small cap revision ratio has begun to turn upward, a positive sign for earnings expectations. Finally, the continuing outflows from equity investment vehicles would indicate that investor sentiment is not ebullient. Of course, investors will likely find reasons to worry at some point this year, perhaps with good reason. Some candidates for concern might be the ups and downs of election polls, some geopolitical event, or the longevity of the current economic expansion. It is our belief that by building portfolios of high quality, well managed businesses with strong balance sheets, the Fund can participate in market upside, but also protect in downside scenarios if investor sentiment, or the investment facts, change for the worse.

This commentary reflects the viewpoints of GW&K Investment Management, LLC and is not intended as a forecast or guarantee of future results.

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small Cap Core Fund’s Class N shares on December 31, 2009, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2019.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG GW&K Small Cap Core Fund[2,3]
Class N	30.66%	9.00%	12.85%	8.37%	12/10/96
Class I	31.13%	9.40%	13.30%	14.10%	07/27/09
Class Z	31.13%	—	—	9.63%	02/24/17

Russell 2000® Index[4]	25.52%	8.23%	11.83%	8.29%	12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Small Cap Core Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Industrials	19.5
Financials	15.2
Information Technology	14.6
Health Care	14.1
Consumer Discretionary	14.1
Real Estate	5.8
Consumer Staples	4.9
Materials	4.9
Utilities	2.7
Energy	2.6
Short-Term Investments	2.5
Other Assets Less Liabilities	(0.9)

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Globus Medical, Inc., Class A	2.9
Performance Food Group Co.	2.4
Catalent, Inc.	2.3
Syneos Health, Inc.	2.1
Grand Canyon Education, Inc.	2.1
Paylocity Holding Corp.	2.0
Lithia Motors, Inc., Class A	1.8
HubSpot, Inc.	1.8
RBC Bearings, Inc.	1.8
Ritchie Bros. Auctioneers, Inc. (Canada)	1.7

Top Ten as a Group	20.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 98.4%
Consumer Discretionary - 14.1%
Churchill Downs, Inc.	46,549	$6,386,523
Chuy’s Holdings, Inc.*	86,820	2,250,374
Five Below, Inc.*	55,040	7,037,414
Grand Canyon Education, Inc.*	98,464	9,431,867
Helen of Troy, Ltd.*	22,837	4,105,864
Lithia Motors, Inc., Class A1	55,748	8,194,956
Ollie’s Bargain Outlet Holdings, Inc.*,1	68,700	4,486,797
Oxford Industries, Inc.[1]	50,057	3,775,299
Skyline Champion Corp.*	187,798	5,953,197
Texas Roadhouse, Inc.[1]	137,432	7,740,170
Wolverine World Wide, Inc.[1]	123,920	4,181,061
Total Consumer Discretionary		63,543,522
Consumer Staples - 4.9%
Central Garden & Pet Co.*,1	78,478	2,438,312
Central Garden & Pet Co., Class A*	182,247	5,350,772
Performance Food Group Co.*	210,682	10,845,909
WD-40 Co.[1]	17,060	3,312,028
Total Consumer Staples		21,947,021
Energy - 2.6%
Dril-Quip, Inc.*,1	51,750	2,427,593
Matador Resources Co.*,1	342,423	6,153,341
WPX Energy, Inc.*,1	236,000	3,242,640
Total Energy		11,823,574
Financials - 15.2%
Ameris Bancorp	154,448	6,570,218
AMERISAFE, Inc.	87,495	5,777,295
Cathay General Bancorp	194,065	7,384,173
Cohen & Steers, Inc.[1]	81,114	5,090,715
Glacier Bancorp, Inc.[1]	152,931	7,033,297
Houlihan Lokey, Inc.	95,267	4,655,698
Meridian Bancorp, Inc.	152,313	3,059,968
Pacific Premier Bancorp, Inc.	155,963	5,085,174
PRA Group, Inc.*,1	99,625	3,616,387
Seacoast Banking Corp. of Florida*	158,270	4,838,314
Stifel Financial Corp.	95,470	5,790,255
United Bankshares, Inc. [1]	91,791	3,548,640
Webster Financial Corp.	112,724	6,014,953
Total Financials		68,465,087
Health Care - 14.1%
AtriCure, Inc.*	168,234	5,469,287
Cantel Medical Corp.[1]	63,709	4,516,968

	Shares	Value
Catalent, Inc.*	184,216	$10,371,361
Globus Medical, Inc., Class A*	218,684	12,876,114
ICU Medical, Inc.*	27,656	5,174,991
LHC Group, Inc.*	51,390	7,079,486
Syneos Health, Inc.*,1	162,562	9,668,375
Veracyte, Inc.*	151,622	4,233,286
Wright Medical Group, N.V. (Netherlands)*	148,041	4,512,290
Total Health Care		63,902,158
Industrials - 19.5%
AAR Corp.	118,049	5,324,010
Alamo Group, Inc.	48,300	6,064,065
Allegiant Travel Co.	40,806	7,101,876
Heartland Express, Inc.	205,167	4,318,765
Helios Technologies, Inc.	79,490	3,674,823
ICF International, Inc.	79,023	7,240,087
John Bean Technologies Corp.[1]	38,048	4,286,488
Mobile Mini, Inc.	129,758	4,919,126
Patrick Industries, Inc.[1]	103,259	5,413,870
Primoris Services Corp.	233,368	5,190,104
RBC Bearings, Inc.*	50,715	8,030,213
Ritchie Bros. Auctioneers, Inc. (Canada)	184,020	7,903,659
SiteOne Landscape Supply, Inc.*,1	60,905	5,521,038
Universal Forest Products, Inc.	152,423	7,270,577
US Ecology, Inc.	102,141	5,914,985
Total Industrials		88,173,686
Information Technology - 14.6%
Entegris, Inc.	145,075	7,266,807
ExlService Holdings, Inc.*	67,138	4,663,405
Globant SA (Argentina)*	27,121	2,876,182
HubSpot, Inc.*	51,425	8,150,863
MACOM Technology Solutions Holdings, Inc.*	137,409	3,655,079
Novanta, Inc.*	56,275	4,976,961
Paylocity Holding Corp.*	74,272	8,973,543
Power Integrations, Inc.	34,417	3,404,185
Proofpoint, Inc.*	42,649	4,895,252
Rogers Corp.*,1	34,357	4,285,349
Silicon Laboratories, Inc.*	56,576	6,561,685
Virtusa Corp.*	142,950	6,479,924
Total Information Technology		66,189,235
Materials - 4.9%
Balchem Corp.	50,221	5,103,960
Compass Minerals International, Inc.[1]	60,461	3,685,703
PolyOne Corp.	190,901	7,023,248

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 4.9% (continued)
Silgan Holdings, Inc.	203,053	$6,310,887
Total Materials		22,123,798
Real Estate - 5.8%
National Health Investors, Inc., REIT	61,650	5,023,242
Pebblebrook Hotel Trust, REIT [1]	101,631	2,724,727
QTS Realty Trust, Inc., Class A, REIT [1]	128,352	6,965,663
Ryman Hospitality Properties, Inc., REIT	54,187	4,695,846
STAG Industrial, Inc., REIT	212,463	6,707,457
Total Real Estate		26,116,935
Utilities - 2.7%
IDACORP, Inc.	52,125	5,566,950
NorthWestern Corp.	94,818	6,795,606
Total Utilities		12,362,556
Total Common Stocks (Cost $347,568,554)		444,647,572

	Principal Amount
Short-Term Investments - 2.5%
Joint Repurchase Agreements - 0.8%[2]
Cantor Fitzgerald Securities, Inc., dated 12/31/19, due 01/02/20, 1.580% total to be received $1,000,088 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.500%, 01/25/20 -10/15/60, totaling $1,020,000)	$1,000,000	1,000,000
Citadel Securities LLC, dated 12/31/19, due 01/02/20, 1.600% total to be received $780,523 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 01/15/20 - 11/15/48, totaling $796,134)	780,454	780,454

	Principal Amount	Value
Citigroup Global Markets, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $1,000,087 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 02/13/20 - 09/20/69, totaling $1,020,000)	$1,000,000	$1,000,000
RBC Dominion Securities, Inc., dated 12/31/19, due 01/02/20, 1.570% total to be received $1,000,087 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 06/30/21 -12/01/49, totaling $1,020,000)	1,000,000	1,000,000
Total Joint Repurchase Agreements		3,780,454

	Shares
Other Investment Companies - 1.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[3]	2,562,037	2,562,037
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[3]	2,562,036	2,562,036
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[3]	2,639,674	2,639,674
Total Other Investment Companies		7,763,747
Total Short-Term Investments (Cost $11,544,201)		11,544,201
Total Investments - 100.9% (Cost $359,112,755)		456,191,773
Other Assets, less Liabilities - (0.9)%		(4,229,226)
Net Assets - 100.0%		$451,962,547

*	Non-income producing security.
[1]

Some of these securities, amounting to $74,630,943 or 16.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT     Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$444,647,572	—	—	$444,647,572
Short-Term Investments
Joint Repurchase Agreements	—	$3,780,454	—	3,780,454
Other Investment Companies	7,763,747	—	—	7,763,747

Total Investments in Securities	$452,411,319	$3,780,454	—	$456,191,773

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small/Mid Cap Fund Portfolio Manager’s Comments (unaudited)

REVIEW

For the year ended December 31, 2019, AMG GW&K Small/Mid Cap Fund (Class N shares) (the “Fund”) returned 30.64%, compared to the Russell 2500® Index, which returned 27.77%.

After surviving the fourth quarter of 2018, investors could be forgiven for bracing themselves as the calendar turned to October in 2019. Not to disappoint, the fourth quarter that just passed turned out to be nearly as dramatic as the previous one, with a notable exception: the sign in front of the return measurement. It turns out this symbol tends to be an important determinant of whether investors enjoy the drama or not. In terms of investor psychology, the sign has told the difference in the last two fourth quarters between fear and fear of missing out (FOMO). In the fourth quarter of 2018, the Russell 2500® Index dropped (18.5)% and we experienced fear, as investors had visions of a 2008-like recession hitting the economy. In the final quarter of 2019, investors instead focused on a potentially improving global economy, which boosted the Russell 2500® Index by 8.5%. This fortunate turn in sentiment came from two main factors: the hope for improved trade relations between the U.S. and China and a shift in U.S. Federal Reserve (the “Fed”) policy toward accommodation. These factors helped deliver a full-year return of 27.77% for the Russell 2500® Index, although in truth the lower starting point after last year’s fourth-quarter selloff was a meaningful contributor to this strong 2019 result. This impressive gain for the year was driven by multiple expansion rather than earnings growth, although the prospect for future growth appears better today than it did 365 days ago. For perspective, the Russell 2500® Index just eclipsed by a hair its previous high set in late August 2018, so while fear has receded somewhat, investors have yet to embrace full FOMO mode.

While the Russell 2500® Index had an exceptional year, the Fund outperformed the benchmark by nearly 300 basis points. In what feels like a semi-permanent trend, information technology led all sectors with a blazing 43.5% return for the year, retaining its strength throughout all four quarters. Technology was followed by closely grouped industrials, health care, and real estate. It is worth noting that this mix of secular growth, cyclical growth, and yield sensitive stocks all participated in the 2019 rally, but experienced strength at different times during the year. At the bottom of the sector list, energy, down (7.0)%, lost more ground to the Index again this year. Consumer staples, utilities, and communication services also lagged.

On a factor basis, results were mixed. Non-earners very slightly outperformed, high beta outperformed, and those without a five-year earnings record were nicely higher. However, performance among return on equity (ROE) quintiles and debt level quintiles was muted and higher ROE stocks outperformed. In total, we believe there was a slight bias toward lower quality stocks in the Index for 2019.

How then did the Fund outperform by such a nice margin in this environment? The drivers were excellent stock selection in six sectors and underweight positions in consumer staples, energy, and communication services. The underweight posture in these three sectors added about 100 basis points. Stock selection in information technology led the way, as the sector contributed strongly to relative performance. Five stocks (Booz Allen Hamilton Holding Corporation, Rapid7 Inc., Typer Technologies, Inc., EPAM Systems, Inc., and Power Integrations, Inc.) were each up over 45% during the year on improved earnings outlooks and higher valuations. The financial sector was the next largest contributor, with notable strength of two names (MarketAxess Holdings Inc. and Artisan Partners Asset Management, Inc.) as well as solid results among bank holdings. In energy all four of the five stocks held during the period (Parsley Energy, Inc, Matador Resources Company, Drill-Quip, Inc. and Superior Energy Services, Inc.) delivered positive returns in a negative sector. Superior Energy Services, Inc. and Callon Petroleum Company were sold during the period. We also benefited from our modest underweight positioning.

On the other side of the ledger, we did lose relative performance from our cash position, and from stock selection in consumer discretionary and materials. The materials sector saw otherwise good performance washed out by two stocks (Berry Global Group Inc. and Quaker Chemical Corporation) with slightly negative returns. Both were done in by weaker-than-expected results and distraction of sizable acquisitions. In consumer discretionary, the largest detractors included some meaningful valuation reductions for two stocks (Grand Canyon Education, Inc. and BJ’s Restaurants, Inc.) , although both had good earnings results.

As we enter January it is customary to ask what the New Year will hold for the stock market. It is our practice to consider as many economic and market facts as possible, but also acknowledge that confidence and psychology can have a significant impact on short-term results. The following are a few items that we believe investors should take into consideration for the year ahead. First, strong market returns in one year or a long multi-year rally don’t necessarily portend a market pullback. Work by Furey Research indicated that since 1950, in the year following a 20% market appreciation, small caps have averaged 12% returns. Second, there are signals that global growth is starting to improve. While U.S. manufacturing remains an area of weakness, global central bank accommodation appears to be stimulating growth in many pockets of the economy. Third, the small cap revision ratio has begun to turn upward, a positive sign for earnings expectations. Finally, the continuing outflows from equity investment vehicles would indicate that investor sentiment is not ebullient. Of course, investors will likely find reasons to worry at some point this year, perhaps with good reason. Some candidates for concern might be the ups and downs of election polls, some geopolitical event, or the longevity of the current economic expansion. It is our belief that by building portfolios of high quality, well managed businesses with strong balance sheets, the Fund can participate in market upside, but also protect in downside scenarios if investor sentiment, or the investment facts, change for the worse.

This commentary reflects the viewpoints of GW&K Investment Management, LLC and is not intended as a forecast or guarantee of future results.

AMG GW&K Small/Mid Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small/Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small/Mid Cap Fund’s Class I shares on June 30, 2015, to a $10,000 investment made in the Russell 2500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small/Mid Cap Fund and the Russell 2500® Index for the same time periods ended December 31, 2019.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG GW&K Small/Mid Cap Fund2, [3,4,5,6]
Class N	30.64%	9.90%	02/24/17
Class I	30.86%	7.07%	06/30/15
Class Z	30.94%	10.16%	02/24/17

Russell 2500® Index[7]	27.77%	8.82%	06/30/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2019. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[5]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[7]

The Russell 2500® Index is composed of the 2,500 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small/mid cap stock performance. Unlike the Fund, the Russell 2500® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Small/Mid Cap Fund Fund Snapshots (unaudited) December 31, 2019

PORTFOLIO BREAKDOWN

	% of
Sector	Net Assets
Information Technology	18.4
Industrials	16.6
Consumer Discretionary	15.0
Health Care	13.2
Financials	12.5
Real Estate	8.7
Materials	6.2
Energy	2.4
Utilities	2.2
Consumer Staples	1.7
Short-Term Investments	3.1
Other Assets Less Liabilities	0.0	[1]

[1]	Less than 0.05%

TOP TEN HOLDINGS

Security Name	% of Net Assets
Zebra Technologies Corp., Class A	2.5
MarketAxess Holdings, Inc.	2.3
Booz Allen Hamilton Holding Corp.	2.3
RPM International, Inc.	2.1
Exponent, Inc.	2.1
West Pharmaceutical Services, Inc.	2.1
The Toro Co.	1.9
Western Alliance Bancorp.	1.9
STERIS PLC	1.9
Sun Communities, Inc.	1.8

Top Ten as a Group	20.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments December 31, 2019

	Shares	Value
Common Stocks - 96.9%
Consumer Discretionary - 15.0%
BJ’s Restaurants, Inc.	47,175	$1,790,763
Burlington Stores, Inc.*	13,313	3,035,763
Carter’s, Inc.[1]	21,480	2,348,623
Cavco Industries, Inc.*	15,036	2,937,734
Dorman Products, Inc.*,1	31,430	2,379,879
Five Below, Inc.*	26,244	3,355,558
Grand Canyon Education, Inc.*	17,229	1,650,366
Lithia Motors, Inc., Class A1	16,648	2,447,256
Polaris, Inc.	25,647	2,608,300
Pool Corp.	10,735	2,279,899
Texas Roadhouse, Inc.	42,456	2,391,122
Vail Resorts, Inc.[1]	10,555	2,531,406
Total Consumer Discretionary		29,756,669
Consumer Staples - 1.7%
BJ’s Wholesale Club Holdings, Inc.*,1	105,027	2,388,314
Performance Food Group Co.*	21,358	1,099,510
Total Consumer Staples		3,487,824
Energy - 2.4%
Dril-Quip,Inc.*	13,141	616,444
Matador Resources Co.*,1	89,561	1,609,411
Parsley Energy, Inc., Class A	131,100	2,479,101
Total Energy		4,704,956
Financials - 12.5%
Artisan Partners Asset Management, Inc., Class A	28,836	931,980
Atlantic Union Bankshares Corp.	50,129	1,882,344
Glacier Bancorp, Inc.	42,344	1,947,401
James River Group Holdings, Ltd. (Bermuda)	23,530	969,671
MarketAxess Holdings, Inc.	12,029	4,560,314
Pinnacle Financial Partners, Inc.	43,314	2,772,096
Signature Bank	20,807	2,842,444
TCF Financial Corp.	46,784	2,189,491
Webster Financial Corp.	56,453	3,012,332
Western Alliance Bancorp.	66,877	3,811,989
Total Financials		24,920,062
Health Care - 13.2%
Acadia Healthcare Co., Inc.*,1	51,093	1,697,310
Bio-Rad Laboratories, Inc., Class A*	8,168	3,022,405
Catalent, Inc.*	58,265	3,280,320
ICU Medical, Inc.*	12,170	2,277,250
Insulet Corp.*	10,050	1,720,560
Jazz Pharmaceuticals PLC (Ireland)*	15,048	2,246,365

	Shares	Value
Neurocrine Biosciences, Inc.*	23,875	$2,566,324
Premier, Inc., Class A*	39,194	1,484,669
STERIS PLC	24,672	3,760,506
West Pharmaceutical Services, Inc.	27,406	4,119,944
Total Health Care		26,175,653
Industrials - 16.6%
Exponent, Inc.	61,038	4,212,232
Gardner Denver Holdings, Inc.*	94,464	3,464,939
Gibraltar Industries, Inc.*	31,635	1,595,669
Graco, Inc.	41,191	2,141,932
Hexcel Corp.	40,395	2,961,357
The Middleby Corp.*,1	16,594	1,817,375
Nordson Corp.	19,008	3,095,263
RBC Bearings, Inc.*	21,890	3,466,063
Ritchie Bros. Auctioneers, Inc. (Canada)	59,714	2,564,716
Schneider National, Inc., Class B	70,307	1,534,099
The Toro Co.	48,143	3,835,553
Wabtec Corp.	29,382	2,285,920
Total Industrials		32,975,118
Information Technology - 18.4%
Booz Allen Hamilton Holding Corp.	63,316	4,503,667
Cognex Corp.	59,444	3,331,242
Entegris, Inc.	46,900	2,349,221
Envestnet,Inc.*,1	31,745	2,210,404
EPAM Systems, Inc.*	10,238	2,172,094
Gartner, Inc.*	23,186	3,572,963
HubSpot, Inc.*	8,750	1,386,875
Power Integrations, Inc.	15,473	1,530,435
Rapid7, Inc.*	46,270	2,592,045
Silicon Laboratories, Inc.*	20,266	2,350,451
SS&C Technologies Holdings, Inc.	49,532	3,041,265
Tyler Technologies, Inc.*	8,571	2,571,471
Zebra Technologies Corp., Class A*	19,318	4,934,590
Total Information Technology		36,546,723
Materials - 6.2%
AptarGroup, Inc.	14,021	1,621,108
Berry Global Group, Inc.*	40,013	1,900,217
Eagle Materials, Inc.	21,358	1,936,316
Quaker Chemical Corp.[1]	15,751	2,591,355
RPM International, Inc.	55,517	4,261,485
Total Materials		12,310,481
Real Estate - 8.7%
American Campus Communities, Inc., REIT	65,991	3,103,557

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Real Estate - 8.7% (continued)
CoreSite Realty Corp., REIT	17,276	$1,936,985
Easterly Government Properties, Inc., REIT	125,835	2,986,065
Mid-America Apartment Communities, Inc., REIT	10,649	1,404,177
Physicians Realty Trust, REIT	112,695	2,134,443
Summit Hotel Properties, Inc., REIT [1]	166,598	2,055,819
Sun Communities, Inc., REIT	24,327	3,651,483
Total Real Estate		17,272,529
Utilities - 2.2%
OGE Energy Corp.	48,572	2,159,997
Portland General Electric Co.	41,505	2,315,564
Total Utilities		4,475,561
Total Common Stocks (Cost $165,781,952)		192,625,576

	Shares	Value
Short-Term Investments - 3.1%
Other Investment Companies - 3.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%[2]	2,019,155	$2,019,155
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%[2]	2,019,153	2,019,153
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.53%[2]	2,080,340	2,080,340
Total Short-Term Investments (Cost $6,118,648)		6,118,648
Total Investments - 100.0% (Cost $171,900,600)		198,744,224
Other Assets, less Liabilities - 0.0%#		95,570
Net Assets - 100.0%		$198,839,794

*	Non-income producing security.
#	Less than 0.05%.
[1]

Some of these securities, amounting to $16,055,086 or 8.1% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Yield shown represents the December 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT     Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$192,625,576	—	—	$192,625,576
Short-Term Investments
Other Investment Companies	6,118,648	—	—	6,118,648

Total Investments in Securities	$198,744,224	—	—	$198,744,224

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2019

	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund
Assets:
Investments at value[1] (including securities on loan valued at $1,399,391, $0, $0, $74,630,943, and $16,055,086, respectively)	$34,270,894	$1,027,524,890	$286,413,177	$456,191,773	$198,744,224
Cash	—	1,658,897	1,045,649	—	—
Receivable for investments sold	78,451	—	113,758	—	—
Receivable for delayed delivery investments sold	—	5,175,400	—	—	—
Dividend, interest and other receivables	271,555	12,817,156	2,606,489	450,828	107,570
Receivable for Fund shares sold	89,157	1,708,296	368,747	126,196	208,981
Receivable from affiliate	14,548	60,426	25,107	—	10,148
Prepaid expenses and other assets	27,338	45,367	29,912	32,764	12,595
Total assets	34,751,943	1,048,990,432	290,602,839	456,801,561	199,083,518
Liabilities:
Payable upon return of securities loaned	1,285,644	—	—	3,780,454	—
Payable for delayed delivery investments purchased	—	14,648,300	11,281,750	—	—
Payable for Fund shares repurchased	36,618	654,617	43,499	651,806	60,447
Accrued expenses:
Investment advisory and management fees	8,783	180,860	105,436	274,929	107,895
Administrative fees	4,392	130,072	35,145	57,419	24,899
Distribution fees	3,413	3,969	1,176	2,168	36
Shareholder service fees	467	44,510	12,180	15,399	8,527
Other	51,554	102,799	53,176	56,839	41,920
Total liabilities	1,390,871	15,765,127	11,532,362	4,839,014	243,724
Net Assets	$33,361,072	$1,033,225,305	$279,070,477	$451,962,547	$198,839,794
[1] Investments at cost	$33,230,519	$980,731,346	$270,669,062	$359,112,755	$171,900,600

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund
Net Assets Represent:
Paid-in capital	$36,604,732	$986,411,161	$262,511,991	$359,621,890	$174,292,799
Total distributable earnings (loss)	(3,243,660)	46,814,144	16,558,486	92,340,657	24,546,995
Net Assets	$33,361,072	$1,033,225,305	$279,070,477	$451,962,547	$198,839,794
Class N:
Net Assets	$14,778,984	$18,710,887	$5,722,436	$10,239,158	$172,460
Shares outstanding	1,456,080	1,544,045	549,035	392,467	13,231
Net asset value, offering and redemption price per share	$10.15	$12.12	$10.42	$26.09	$13.03
Class I:
Net Assets	$8,501,775	$1,014,514,418	$273,227,600	$331,703,256	$102,783,532
Shares outstanding	834,595	83,263,454	26,921,935	12,485,299	7,879,265
Net asset value, offering and redemption price per share	$10.19	$12.18	$10.15	$26.57	$13.04
Class Z:
Net Assets	$10,080,313	—	$120,441	$110,020,133	$95,883,802
Shares outstanding	990,009	—	11,870	4,141,065	7,344,862
Net asset value, offering and redemption price per share	$10.18	—	$10.15	$26.57	$13.05

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended December 31, 2019

	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund
Investment Income:
Dividend income	$13,673	$722,263	$182,380	$4,792,157	$1,834,246
Interest income	1,119,725	21,949,988	8,586,771	92	1,440
Securities lending income	2,637	—	—	81,343	17,814
Foreign withholding tax	—	—	—	(21,958)	(6,404)
Total investment income	1,136,035	22,672,251	8,769,151	4,851,634	1,847,096
Expenses:
Investment advisory and management fees	107,053	2,059,847	1,111,711	2,974,885	1,082,972
Administrative fees	53,526	1,479,261	370,570	637,475	249,917
Distribution fees - Class N	37,804	47,740	16,746	26,295	292
Distribution fees - Class C	8,775	—	—	—	—
Shareholder servicing fees - Class N	—	22,081	10,047	15,777	—
Shareholder servicing fees - Class I	4,810	483,539	120,117	157,887	86,501
Registration fees	65,374	82,596	54,699	66,242	42,641
Professional fees	48,872	104,852	53,564	59,093	43,428
Custodian fees	27,027	88,964	36,636	46,060	29,126
Reports to shareholders	10,830	32,648	10,461	14,266	8,610
Transfer agent fees	4,535	28,760	7,287	17,556	4,947
Trustee fees and expenses	3,247	89,687	22,287	39,296	14,659
Miscellaneous	4,565	39,372	10,709	21,196	8,331
Total expenses before offsets	376,418	4,559,347	1,824,834	4,076,028	1,571,424
Expense reimbursements	(153,359)	(651,229)	(220,347)	(48,563)	(68,437)
Expense reductions	—	—	—	(27,588)	(18,178)
Net expenses	223,059	3,908,118	1,604,487	3,999,877	1,484,809
Net investment income	912,976	18,764,133	7,164,664	851,757	362,287
Net Realized and Unrealized Gain:
Net realized gain (loss) on investments	404,962	5,823,265	2,874,832	22,218,128 [1]	(1,633,170)
Net change in unrealized appreciation/depreciation on investments	2,227,923	47,803,351	15,319,807	92,751,979	42,609,178
Net realized and unrealized gain	2,632,885	53,626,616	18,194,639	114,970,107	40,976,008
Net increase in net assets resulting from operations	$3,545,861	$72,390,749	$25,359,303	$115,821,864	$41,338,295

[1]	Includes realized gains of $12,622,827 relating to redemptions in-kind. See note 1(g) of the Notes to Financial Statement.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG GW&K Enhanced Core Bond ESG Fund		AMG GW&K Municipal Bond Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$912,976	$1,054,750	$18,764,133	$19,317,449
Net realized gain (loss) on investments	404,962	(360,583)	5,823,265	(5,814,705)
Net change in unrealized appreciation/depreciation on investments	2,227,923	(1,421,270)	47,803,351	(7,335,635)
Net increase (decrease) in net assets resulting from operations	3,545,861	(727,103)	72,390,749	6,167,109
Distributions to Shareholders:
Class N	(379,255)	(351,771)	(308,006)	(340,725)
Class I	(192,619)	(153,460)	(18,444,080)	(19,323,073)
Class C1	(16,702)	(53,217)	—	—
Class Z	(338,179)	(489,194)	—	—
Total distributions to shareholders	(926,755)	(1,047,642)	(18,752,086)	(19,663,798)
Capital Share Transactions:[2]
Net increase (decrease) from capital share transactions	(5,633,199)	(10,573,766)	21,588,783	(103,417,159)
Total increase (decrease) in net assets	(3,014,093)	(12,348,511)	75,227,446	(116,913,848)
Net Assets:
Beginning of year	36,375,165	48,723,676	957,997,859	1,074,911,707
End of year	$33,361,072	$36,375,165	$1,033,225,305	$957,997,859

[1]	Effective May 31, 2019, Class C shares were converted into Class N shares.
[2]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG GW&K Municipal Enhanced Yield Fund		AMG GW&K Small Cap Core Fund		AMG GW&K Small/Mid Cap Fund
	2019	2018	2019	2018	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$7,164,664	$6,853,206	$851,757	$1,105,255	$362,287	$152,361
Net realized gain (loss) on investments	2,874,832	193,354	22,218,128	50,596,134	(1,633,170)	2,299,546
Net change in unrealized appreciation/depreciation on investments	15,319,807	(7,532,447)	92,751,979	(129,767,766)	42,609,178	(17,555,863)
Net increase (decrease) in net assets resulting from operations	25,359,303	(485,887)	115,821,864	(78,066,377)	41,338,295	(15,103,956)
Distributions to Shareholders:
Class N	(199,815)	(70,830)	(519,512)	(1,606,615)	(280)	(2,061)
Class I	(8,694,071)	(6,778,865)	(17,342,704)	(42,856,809)	(248,675)	(1,246,181)
Class Z	(4,178)	(3,511)	(5,682,701)	(10,281,471)	(316,750)	(1,634,280)
From paid-in capital:
Class N	—	(53,402)	—	—	—	—
Class I	—	(5,110,821)	—	—	—	—
Class Z	—	(2,647)	—	—	—	—
Total distributions to shareholders	(8,898,064)	(12,020,076)	(23,544,917)	(54,744,895)	(565,705)	(2,882,522)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	51,350,874	(11,809,532)	(49,229,890)	5,381,820	38,228,007	106,569,502
Total increase (decrease) in net assets	67,812,113	(24,315,495)	43,047,057	(127,429,452)	79,000,597	88,583,024
Net Assets:
Beginning of year	211,258,364	235,573,859	408,915,490	536,344,942	119,839,197	31,256,173
End of year	$279,070,477	$211,258,364	$451,962,547	$408,915,490	$198,839,794	$119,839,197

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$9.43	$9.81	$9.67	$9.58	$10.22
Income (loss) from Investment Operations:
Net investment income[2,3]	0.24	0.23	0.21	0.22	0.29
Net realized and unrealized gain (loss) on investments	0.73	(0.38)	0.15	0.09	(0.64)
Total income (loss) from investment operations	0.97	(0.15)	0.36	0.31	(0.35)
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.23)	(0.22)	(0.22)	(0.29)
Net Asset Value, End of Year	$10.15	$9.43	$9.81	$9.67	$9.58
Total Return[3]	10.35%[4]	(1.48)%[4]	3.76%[4]	3.26%	(3.51)%
Ratio of net expenses to average net assets	0.73%	0.73%	0.75%	0.84%	0.84%
Ratio of gross expenses to average net assets[5]	1.16%	0.99%	1.04%	1.05%	1.07%
Ratio of net investment income to average net assets[3]	2.43%	2.45%	2.19%	2.27%	2.87%
Portfolio turnover	71%	26%	39%	88%	57%
Net assets end of year (000’s) omitted	$14,779	$12,884	$16,027	$16,115	$20,203

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2019	2018	2017[6]	2016[1]	2015
Net Asset Value, Beginning of Year	$9.47	$9.85	$9.70	$9.62	$10.26
Income (loss) from Investment Operations:
Net investment income[2,3]	0.26	0.25	0.23	0.24	0.30
Net realized and unrealized gain (loss) on investments	0.73	(0.38)	0.16	0.08	(0.63)
Total income (loss) from investment operations	0.99	(0.13)	0.39	0.32	(0.33)
Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.25)	(0.24)	(0.24)	(0.31)
Net Asset Value, End of Year	$10.19	$9.47	$9.85	$9.70	$9.62
Total Return[3,4]	10.51%	(1.27)%	4.03%	3.31%	(3.30)%
Ratio of net expenses to average net assets	0.55%	0.54%	0.61%	0.69%	0.67%
Ratio of gross expenses to average net assets[5]	0.98%	0.80%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets[3]	2.62%	2.64%	2.32%	2.39%	2.96%
Portfolio turnover	71%	26%	39%	88%	57%
Net assets end of year (000’s) omitted	$8,502	$5,967	$6,864	$37,952	$7,463

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2019	2018	2017[6]	2016[1]	2015
Net Asset Value, Beginning of Year	$9.46	$9.84	$9.70	$9.61	$10.25
Income (loss) from Investment Operations:
Net investment income[2,3]	0.27	0.26	0.24	0.25	0.31
Net realized and unrealized gain (loss) on investments	0.72	(0.38)	0.15	0.09	(0.63)
Total income (loss) from investment operations	0.99	(0.12)	0.39	0.34	(0.32)
Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.26)	(0.25)	(0.25)	(0.32)
Net Asset Value, End of Year	$10.18	$9.46	$9.84	$9.70	$9.61
Total Return[3,4]	10.59%	(1.23)%	4.01%	3.52%	(3.15)%
Ratio of net expenses to average net assets	0.48%	0.48%	0.50%	0.59%	0.59%
Ratio of gross expenses to average net assets[5]	0.91%	0.74%	0.79%	0.80%	0.82%
Ratio of net investment income to average net assets[3]	2.72%	2.70%	2.43%	2.51%	3.10%
Portfolio turnover	71%	26%	39%	88%	57%
Net assets end of year (000’s) omitted	$10,080	$15,254	$21,271	$51,357	$47,402

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Effective February 27, 2017, Class I shares were renamed Class Z and Class S shares were renamed Class I.

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$11.48	$11.60	$11.25	$11.70	$11.61
Income (loss) from Investment Operations:
Net investment income[2,3]	0.19	0.17	0.15	0.13	0.15
Net realized and unrealized gain (loss) on investments	0.64	(0.11)	0.36	(0.25)	0.24
Total income (loss) from investment operations	0.83	0.06	0.51	(0.12)	0.39
Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.18)	(0.15)	(0.12)	(0.15)
Net realized gain on investments	—	(0.00)[4]	(0.01)	(0.21)	(0.15)
Total distributions to shareholders	(0.19)	(0.18)	(0.16)	(0.33)	(0.30)
Net Asset Value, End of Year	$12.12	$11.48	$11.60	$11.25	$11.70
Total Return[3,5]	7.29%	0.54%	4.58%	(1.05)%	3.36%
Ratio of net expenses to average net assets	0.71%	0.71%	0.71%	0.71%	0.82%
Ratio of gross expenses to average net assets[6]	0.78%	0.77%	0.78%	0.95%	1.13%
Ratio of net investment income to average net assets[3]	1.59%	1.53%	1.31%	1.08%	1.28%
Portfolio turnover	18%	35%	27%	66%	78%
Net assets end of year (000’s) omitted	$18,711	$17,445	$29,513	$31,406	$27,362

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2019	2018	2017[7]	2016[1]	2015
Net Asset Value, Beginning of Year	$11.54	$11.66	$11.31	$11.77	$11.67
Income (loss) from Investment Operations:
Net investment income[2,3]	0.23	0.21	0.19	0.17	0.21
Net realized and unrealized gain (loss) on investments	0.64	(0.12)	0.36	(0.25)	0.24
Total income (loss) from investment operations	0.87	0.09	0.55	(0.08)	0.45
Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.21)	(0.19)	(0.17)	(0.20)
Net realized gain on investments	—	(0.00)[4]	(0.01)	(0.21)	(0.15)
Total distributions to shareholders	(0.23)	(0.21)	(0.20)	(0.38)	(0.35)
Net Asset Value, End of Year	$12.18	$11.54	$11.66	$11.31	$11.77
Total Return[3,5]	7.58%	0.87%	4.90%	(0.70)%	3.94%
Ratio of net expenses to average net assets	0.39%	0.39%	0.37%	0.34%	0.34%
Ratio of gross expenses to average net assets[6]	0.46%	0.45%	0.45%	0.58%	0.65%
Ratio of net investment income to average net assets[3]	1.91%	1.85%	1.64%	1.45%	1.76%
Portfolio turnover	18%	35%	27%	66%	78%
Net assets end of year (000’s) omitted	$1,014,514	$940,553	$1,045,399	$728,365	$655,760

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Less than $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	Effective June 23, 2017, Class S shares were converted to Class I shares.

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$9.69	$10.02	$9.40	$10.08	$10.16
Income (loss) from Investment Operations:
Net investment income[2,3]	0.26	0.27	0.26	0.25	0.30
Net realized and unrealized gain (loss) on investments	0.78	(0.33)	0.62	(0.23)	0.05
Total income (loss) from investment operations	1.04	(0.06)	0.88	0.02	0.35
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.15)	(0.26)	(0.25)	(0.30)
Net realized gain on investments	(0.06)	—	—	(0.45)	(0.13)
Paid in capital	—	(0.12)	—	—	—
Total distributions to shareholders	(0.31)	(0.27)	(0.26)	(0.70)	(0.43)
Net Asset Value, End of Year	$10.42	$9.69	$10.02	$9.40	$10.08
Total Return[3,4]	10.92%	(0.55)%	9.51%	0.10%	3.57%
Ratio of net expenses to average net assets	0.99%	0.99%	1.01%	1.14%	1.07%
Ratio of gross expenses to average net assets[5]	1.08%	1.08%	1.11%	1.30%	1.25%
Ratio of net investment income to average net assets[3]	2.56%	2.79%	2.67%	2.38%	2.98%
Portfolio turnover	40%	89%	67%	172%	120%
Net assets end of year (000’s) omitted	$5,722	$7,283	$8,828	$4,184	$5,500

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2019	2018	2017[6]	2016[1]	2015
Net Asset Value, Beginning of Year	$9.45	$10.01	$9.40	$10.07	$10.14
Income (loss) from Investment Operations:
Net investment income[2,3]	0.29	0.31	0.30	0.30	0.34
Net realized and unrealized gain (loss) on investments	0.76	(0.32)	0.61	(0.22)	0.07
Total income (loss) from investment operations	1.05	(0.01)	0.91	0.08	0.41
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.31)	(0.30)	(0.30)	(0.35)
Net realized gain on investments	(0.06)	—	—	(0.45)	(0.13)
Paid in capital	—	(0.24)	—	—	—
Total distributions to shareholders	(0.35)	(0.55)	(0.30)	(0.75)	(0.48)
Net Asset Value, End of Year	$10.15	$9.45	$10.01	$9.40	$10.07
Total Return[3,4]	11.28%	(0.07)%	9.79%	0.70%	4.15%
Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of gross expenses to average net assets[5]	0.73%	0.73%	0.74%	0.80%	0.82%
Ratio of net investment income to average net assets[3]	2.91%	3.14%	3.05%	2.89%	3.42%
Portfolio turnover	40%	89%	67%	172%	120%
Net assets end of year (000’s) omitted	$273,228	$203,867	$226,638	$195,193	$212,057

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class Z	2019	2018	2017[7]
Net Asset Value, Beginning of Period	$9.44	$10.01	$9.49
Income (loss) from Investment Operations:
Net investment income[2,3]	0.30	0.31	0.25
Net realized and unrealized gain (loss) on investments	0.76	(0.32)	0.52
Total income (loss) from investment operations	1.06	(0.01)	0.77
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.32)	(0.25)
Net realized gain on investments	(0.06)	—	—
Paid in capital	—	(0.24)	—
Total distributions to shareholders	(0.35)	(0.56)	(0.25)
Net Asset Value, End of Period	$10.15	$9.44	$10.01
Total Return[3,4]	11.45%	(0.09)%	8.23%[8]
Ratio of net expenses to average net assets	0.59%	0.59%	0.59%[9]
Ratio of gross expenses to average net assets[5]	0.68%	0.68%	0.69%[9]
Ratio of net investment income to average net assets[3]	2.96%	3.19%	3.07%[9]
Portfolio turnover	40%	89%	67%
Net assets end of period (000’s) omitted	$120	$108	$108

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Effective June 23, 2017, Class S shares were converted to Class I shares.
[7]	Commencement of operations was February 27, 2017.
[8]	Not annualized.
[9]	Annualized.

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$21.03	$28.04	$24.57	$21.80	$23.39
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	(0.04)	(0.04)	(0.06)[4]	0.00 [5,6]	(0.06)[7]
Net realized and unrealized gain (loss) on investments	6.47	(3.95)	5.06	3.81	(0.64)
Total income (loss) from investment operations	6.43	(3.99)	5.00	3.81	(0.70)
Less Distributions to Shareholders from:
Net realized gain on investments	(1.37)	(3.02)	(1.53)	(1.04)	(0.89)
Net Asset Value, End of Year	$26.09	$21.03	$28.04	$24.57	$21.80
Total Return[3,8]	30.66%	(14.08)%	20.32%	17.44%	(3.02)%
Ratio of net expenses to average net assets[9]	1.29%	1.28%	1.32%	1.33%	1.35%
Ratio of gross expenses to average net assets[10]	1.31%	1.28%	1.33%	1.42%	1.46%
Ratio of net investment income (loss) to average net assets[3]	(0.15)%	(0.13)%	(0.21)%	0.01%	(0.24)%
Portfolio turnover	20%	25%	23%	19%	16%
Net assets end of year (000’s) omitted	$10,239	$12,655	$24,989	$35,760	$35,691

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2019	2018	2017[11]	2016[1]	2015
Net Asset Value, Beginning of Year	$21.37	$28.42	$24.84	$22.04	$23.61
Income (loss) from Investment Operations:
Net investment income[2,3]	0.05	0.06	0.07 [4]	0.10 [5]	0.04 [7]
Net realized and unrealized gain (loss) on investments	6.58	(4.03)	5.10	3.86	(0.65)
Total income (loss) from investment operations	6.63	(3.97)	5.17	3.96	(0.61)
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.06)	(0.06)	(0.10)	(0.05)
Net realized gain on investments	(1.37)	(3.02)	(1.53)	(1.06)	(0.91)
Total distributions to shareholders	(1.43)	(3.08)	(1.59)	(1.16)	(0.96)
Net Asset Value, End of Year	$26.57	$21.37	$28.42	$24.84	$22.04
Total Return[3,8]	31.13%	(13.83)%	20.79%	17.90%	(2.63)%
Ratio of net expenses to average net assets[9]	0.94%	0.95%	0.95%	0.94%	0.95%
Ratio of gross expenses to average net assets[10]	0.96%	0.95%	0.96%	1.03%	1.06%
Ratio of net investment income to average net assets[3]	0.20%	0.20%	0.24%	0.43%	0.17%
Portfolio turnover	20%	25%	23%	19%	16%
Net assets end of year (000’s) omitted	$331,703	$311,252	$403,309	$367,972	$302,381

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class Z	2019	2018	2017[12]
Net Asset Value, Beginning of Period	$21.37	$28.42	$26.13
Income (loss) from Investment Operations:
Net investment income[2,3]	0.06	0.07	0.14 [4]
Net realized and unrealized gain (loss) on investments	6.59	(4.03)	3.75
Total income (loss) from investment operations	6.65	(3.96)	3.89
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.07)	(0.07)
Net realized gain on investments	(1.37)	(3.02)	(1.53)
Total distributions to shareholders	(1.45)	(3.09)	(1.60)
Net Asset Value, End of Period	$26.57	$21.37	$28.42
Total Return[3,8]	31.13%	(13.73)%	14.87%[13]
Ratio of net expenses to average net assets[9]	0.89%	0.90%	0.90%[14]
Ratio of gross expenses to average net assets[10]	0.91%	0.90%	0.91%[14]
Ratio of net investment income to average net assets[3]	0.25%	0.25%	0.56%[14]
Portfolio turnover	20%	25%	23%
Net assets end of period (000’s) omitted	$110,020	$85,009	$108,047

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.12), $0.01, and $0.09 for Class N, Class I and Class Z shares, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.06) and $0.04 for Class N and Class I, respectively.
[6]	Less than $0.005 per share.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.05) and $0.05 for Class N, and Class I, respectively.
[8]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[9]	Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended 2019, less than 0.01% for fiscal year ended 2018 and period ended December 31, 2017.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Effective June 23, 2017, Class S shares were converted to Class I shares.
[12]	Commencement of operations was on February 27, 2017.
[13]	Not annualized.
[14]	Annualized.

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class N	2019	2018	2017[1]
Net Asset Value, Beginning of Period	$9.99	$11.15	$10.35
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.00 [4]	(0.01)	0.01 [5]
Net realized and unrealized gain (loss) on investments	3.07	(0.91)	0.94
Total income (loss) from investment operations	3.07	(0.92)	0.95
Less Distributions to Shareholders from:
Net investment income	(0.01)	—	—
Net realized gain on investments	(0.02)	(0.24)	(0.15)
Total distributions to shareholders	(0.03)	(0.24)	(0.15)
Net Asset Value, End of Period	$13.03	$9.99	$11.15
Total Return[3,6]	30.64%	(8.25)%	9.17%[7]
Ratio of net expenses to average net assets[8]	1.09%	1.09%	1.10%[9]
Ratio of gross expenses to average net assets[10]	1.14%	1.16%	1.71%[9]
Ratio of net investment income (loss) to average net assets[3]	0.02%	(0.09)%	0.12%[9]
Portfolio turnover	18%	53%	38%
Net assets end of period (000’s) omitted	$172	$89	$11

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,
Class I	2019	2018	2017	2016[11]	2015[12]
Net Asset Value, Beginning of Period	$9.99	$11.15	$9.80	$8.95	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.02	0.01	0.03 [5]	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	3.07	(0.92)	1.48	0.89	(1.03)
Total income (loss) from investment operations	3.09	(0.91)	1.51	0.86	(1.05)
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.01)	(0.01)	(0.01)	—
Net realized gain on investments	(0.02)	(0.24)	(0.15)	—	—
Total distributions to shareholders	(0.04)	(0.25)	(0.16)	(0.01)	—
Net Asset Value, End of Period	$13.04	$9.99	$11.15	$9.80	$8.95
Total Return[3,6]	30.86%	(8.15)%	15.44%	9.55%	(10.50)%[7]
Ratio of net expenses to average net assets[8]	0.94%	0.94%	0.94%	0.95%	0.95%[9]
Ratio of gross expenses to average net assets[10]	0.99%	1.01%	1.62%	4.60%	11.39%[9]
Ratio of net investment income (loss) to average net assets[3]	0.17%	0.06%	0.26%	(0.38)%	(0.39)%[9]
Portfolio turnover	18%	53%	38%	48%	41%[7]
Net assets end of period (000’s) omitted	$102,784	$54,376	$24,266	$2	$1

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31,
Class Z	2019	2018	2017[1]
Net Asset Value, Beginning of Period	$10.00	$11.15	$10.35
Income (loss) from Investment Operations:
Net investment income[2,3]	0.03	0.02	0.03 [5]
Net realized and unrealized gain (loss) on investments	3.07	(0.91)	0.94
Total income (loss) from investment operations	3.10	(0.89)	0.97
Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.02)	(0.02)
Net realized gain on investments	(0.02)	(0.24)	(0.15)
Total distributions to shareholders	(0.05)	(0.26)	(0.17)
Net Asset Value, End of Period	$13.05	$10.00	$11.15
Total Return[3,6]	30.94%	(7.98)%	9.34%[7]
Ratio of net expenses to average net assets[8]	0.84%	0.84%	0.85%[9]
Ratio of gross expenses to average net assets[10]	0.89%	0.91%	1.46%[9]
Ratio of net investment income to average net assets[3]	0.27%	0.16%	0.37%[9]
Portfolio turnover	18%	53%	38%
Net assets end of period (000’s) omitted	$95,884	$65,375	$6,980

[1]	Commencement of operations was on February 27, 2017.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	Less than $0.005 per share.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $(0.01), $0.00, and $0.01 for Class N, Class I and Class Z, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Not annualized.
[8]	Includes reduction from broker recapture amounting to 0.01% for the fiscal years ended 2019, 2018, and less than 0.01% for the fiscal year ended 2017.
[9]	Annualized.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Effective October 1, 2016, Institutional Class was renamed Class I.
[12]	Commencement of operations was on June 30, 2015.

Notes to Financial Statements December 31, 2019

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG GW&K Small Cap Core Fund (“Small Cap Core”) and AMG GW&K Small/Mid Cap Fund (“Small/Mid Cap”) and AMG Funds II: AMG GW&K Enhanced Core Bond ESG Fund (“Enhanced Core Bond ESG”) (formerly AMG GW&K Enchanced Core Bond Fund), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Each Fund offers Class N and Class I shares, and Enhanced Core Bond ESG, Municipal Enhanced, Small Cap Core, and Small/Mid Cap offer Class Z shares. Effective May 31, 2019, Enhanced Core Bond ESG Class C shares were converted to Class N shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Class C shares of Enhanced Core Bond ESG, were closed to all new investors and were not available for purchase by existing shareholders. Shareholders who redeemed Class C shares of the Fund were not subject to the deferred sales charges because they have been closed for longer than one year as described in the prospectus. On July 31, 2019, Small Cap Core was re-opened to new investors. Please refer to Enhanced Core Bond ESG’s and Small Cap Core’s current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

Notes to Financial Statements (continued)

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap Core and Small/Mid Cap had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2019, the impact on the expenses and expense ratios were as follows: Small Cap Core $27,588 or 0.01%, and Small/Mid Cap $18,178 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to redemptions in kind. Temporary differences are primarily due to qualified late-year losses, wash sales loss deferrals, and capital loss carryforwards.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	Enhanced Core Bond ESG		Municipal Bond		Municipal Enhanced
Distributions paid from:	2019	2018	2019	2018	2019	2018
Ordinary income	$926,755	$1,047,632	$659,218	$153,142	$155,860	$56,855
Tax-exempt income	—	—	18,092,868	19,200,002	7,002,372	6,796,351
Short-term capital gains	—	—	—	—	610,420	—
Long-term capital gains	—	—	—	310,654	1,129,412	—
Paid-in capital	—	—	—	—	—	5,166,870

	$926,755	$1,047,632	$18,752,086	$19,633,798	$8,898,064	$12,020,726

	Small Cap Core		Small/Mid Cap
Distributions paid from:	2019	2018	2019	2018
Ordinary income	$994,828	$1,050,912	$326,001	$152,361
Short-term capital gains	—	1,716,078	—	2,222,595
Long-term capital gains	22,550,089	51,977,905	239,704	507,566

	$23,544,917	$54,744,895	$565,705	$2,882,522

As of December 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Enhanced Core Bond ESG	Municipal Bond	Municipal Enhanced	Small Cap Core	Small/Mid Cap
Capital loss carryforward	$4,277,204	—	—	—	$1,784,947
Undistributed ordinary income	—	—	—	—	34,343
Undistributed tax-exempt income	—	$12,047	$6,432	—	—
Undistributed short-term capital gains	—	8,553	52,820	—	—
Undistributed long-term capital gains	—	—	777,604	—	—
Late-year loss deferral	—	—	—	$3,779,686	—

At December 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Enhanced Core Bond ESG	$33,237,350	$1,061,323	$(27,779)	$1,033,544
Municipal Bond	980,731,346	46,996,470	(202,926)	46,793,544
Municipal Enhanced	270,691,547	15,780,795	(59,165)	15,721,630
Small Cap Core	360,071,430	109,450,249	(13,329,906)	96,120,343
Small/Mid Cap	172,446,625	31,531,149	(5,233,550)	26,297,599

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2019, the following Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used

Notes to Financial Statements (continued)

to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Total
Enhanced Core Bond ESG	$1,514,015	$2,763,189	$4,277,204
Small/Mid Cap Value	499,380	1,285,567	1,784,947

As of December 31, 2019, Municipal Bond, Municipal Enhanced, and Small Cap Core had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ending December 31, 2020, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the fiscal year ended December 31, 2019, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Enhanced Core Bond ESG	$171,504	$234,325
Municipal Bond	719,813	5,094,899
Municipal Enhanced Yield	304,591	—

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. For the fiscal year ended December 31, 2019, Small Cap Core transferred securities and cash to certain shareholders in connection with redemptions in-kind transactions in the amount of $47,933,644. For the purposes of U.S. GAAP, the transactions were treated as a sale of securities and the resulting gain or loss was recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

For the fiscal years ended December 31, 2019 and December 31, 2018, the capital stock transactions by class for the Funds were as follows:

	Enhanced Core Bond ESG				Municipal Bond
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	385,161	$3,841,569	424,957	$4,049,618	587,077	$6,987,998	1,361,049	$15,628,138
Reinvestment of distributions	30,307	301,677	27,223	258,273	25,450	304,213	29,687	336,857
Cost of shares repurchased	(514,970)	(5,145,719)	(719,736)	(6,838,184)	(588,678)	(7,045,640)	(2,415,317)	(27,584,411)
Share Conversion	190,000	1,871,729	—	—	—	—	—	—

Net increase (decrease)	90,498	$869,256	(267,556)	$(2,530,293)	23,849	$246,571	(1,024,581)	$(11,619,416)

Class I:
Proceeds from sale of shares	442,100	$4,378,909	380,957	$3,660,749	25,467,262	$305,694,822	34,143,663	$390,076,652
Reinvestment of distributions	16,552	165,239	12,169	115,703	1,156,277	13,901,387	1,241,970	14,166,368
Cost of shares repurchased	(254,280)	(2,503,281)	(459,754)	(4,456,226)	(24,889,281)	(298,253,997)	(43,525,772)	(496,040,763)

Net increase (decrease)	204,372	$2,040,867	(66,628)	$(679,774)	1,734,258	$21,342,212	(8,140,139)	$(91,797,743)

Class C:[1]
Proceeds from sale of shares	81	$779	498	$4,748	—	—	—	—
Reinvestment of distributions	1,516	14,667	4,736	44,928	—	—	—	—
Cost of shares repurchased	(52,291)	(505,697)	(229,466)	(2,178,365)	—	—	—	—
Share Conversion	(190,108)	(1,871,729)	—	—	—	—	—	—

Net decrease	(240,802)	$(2,361,980)	(224,232)	$(2,128,689)	—	—	—	—

Notes to Financial Statements (continued)

	Enhanced Core Bond ESG				Municipal Bond
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class Z:
Proceeds from sale of shares	141,124	$1,392,522	112,597	$1,079,678	—	—	—	—
Reinvestment of distributions	26,209	260,974	32,270	307,362	—	—	—	—
Cost of shares repurchased	(789,299)	(7,834,838)	(693,811)	(6,622,050)	—	—	—	—

Net decrease	(621,966)	$(6,181,342)	(548,944)	$(5,235,010)	—	—	—	—

	Municipal Enhanced				Small Cap Core
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	1,153,398	$11,800,890	503,883	$4,895,415	37,380	$923,528	118,455	$3,333,417
Reinvestment of distributions	19,060	194,890	12,650	123,277	20,023	515,592	74,956	1,556,082
Cost of shares repurchased	(1,375,096)	(14,098,046)	(646,210)	(6,320,716)	(266,629)	(6,460,696)	(482,775)	(13,686,615)

Net decrease	(202,638)	$(2,102,266)	(129,677)	$(1,302,024)	(209,226)	$(5,021,576)	(289,364)	$(8,797,116)

Class I:
Proceeds from sale of shares	8,484,080	$84,587,165	3,422,201	$33,378,454	2,631,723	$65,737,211	3,424,698	$99,405,234
Reinvestment of distributions	459,497	4,602,583	618,327	5,929,747	614,371	16,108,801	1,913,334	40,371,352
Cost of shares repurchased	(3,603,519)	(35,740,786)	(5,104,631)	(49,821,867)	(5,324,375)	(130,505,862)[2]	(4,967,816)	(125,593,850)

Net increase (decrease)	5,340,058	$53,448,962	(1,064,103)	$(10,513,666)	(2,078,281)	$(48,659,850)	370,216	$14,182,736

Class Z:
Proceeds from sale of shares	—	—	—	—	355,072	$9,136,099	428,733	$11,243,997
Reinvestment of distributions	418	$4,178	642	$6,158	216,732	5,682,701	487,274	10,281,472
Cost of shares repurchased	—	—	—	—	(408,010)	(10,367,264)	(740,347)	(21,529,269)

Net increase (decrease)	418	$4,178	642	$6,158	163,794	$4,451,536	175,660	$(3,800)

Notes to Financial Statements (continued)

	Small/Mid Cap
	December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	4,335	$52,000	7,686	$90,000
Reinvestment of distributions	22	280	209	2,061

Net increase	4,357	$52,280	7,895	$92,061

Class I:
Proceeds from sale of shares	3,410,892	$38,761,509	4,362,093	$49,100,133
Reinvestment of distributions	17,872	230,903	123,071	1,215,947
Cost of shares repurchased	(989,978)	(11,582,617)	(1,221,254)	(13,093,212)

Net increase	2,438,786	$27,409,795	3,263,910	$37,222,868

Class Z:
Proceeds from sale of shares	2,176,455	$26,780,755	8,619,193	$100,520,967
Reinvestment of distributions	24,497	316,750	165,413	1,634,280
Cost of shares repurchased	(1,393,119)	(16,331,573)	(2,873,377)	(32,900,674)

Net increase	807,833	$10,765,932	5,911,229	$69,254,573

[1]	Effective May 31, 2019, Class C shares were converted into Class N shares.
[2]	Includes redemption in-kind in the amount of $47,933,644.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2019, the market value of Repurchase Agreements outstanding for Enhanced Core Bond ESG and Small Cap Core were $1,285,644 and $3,780,454, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund’s Schedules of Portfolio Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended

Notes to Financial Statements (continued)

December 31, 2019, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Enhanced Core Bond ESG	0.30%
Municipal Bond
on first $25 million	0.35%
on next $25 million	0.30%
on next $50 million	0.25%
on balance over $100 million	0.20%
Municipal Enhanced	0.45%
Small Cap Core	0.70%
Small/Mid Cap	0.65%

The Investment Manager has contractually agreed, through at least May 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Enhanced Core Bond ESG, Municipal Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap to the annual rate of 0.48%, 0.34%, 0.59%, 0.90% and 0.85%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause a Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2019, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Enhanced Core Bond ESG	Municipal Bond
Less than 1 year	$185,809	$703,359
1-2 years	110,054	604,775
2-3 years	153,359	651,229

Total	$449,222	$1,959,363

Expiration Period	Municipal Enhanced	Small Cap Core
Less than 1 year	$232,286	$51,380
1-2 years	186,327	3,686
2-3 years	220,347	48,563

Total	$638,960	$103,629

Expiration Period		Small/Mid Cap
Less than 1 year		$85,512
1-2 years		67,647
2-3 years		68,437

Total		$221,596

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund and Class C shares of Enhanced Core Bond ESG, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and Enhanced Core Bond ESG Class C shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to the Class N shares and Enhanced Core Bond ESG Class C shares, respectively. The portion of payments made under the plan by Class N shares of each Fund and Class C shares of Enhanced Core Bond ESG for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary. On June 1, 2019, the plan with Enhanced Core Bond ESG Class C shares terminated.

For Enhanced Core Bond ESG’s Class I shares and for each of the Class N and Class I shares of Municipal Bond, Municipal Enhanced, Small Cap Core, and

Notes to Financial Statements (continued)

Small/Mid Cap, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2019, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Enhanced Core Bond ESG
Class I	0.10%	0.07%
Municipal Bond
Class N	0.15%	0.12%
Class I	0.05%	0.05%
Municipal Enhanced
Class N	0.15%	0.15%
Class I	0.05%	0.05%
Small Cap Core
Class N	0.15%	0.15%
Class I	0.05%	0.05%
Small/Mid Cap
Class N	0.15%	—
Class I	0.10%	0.10%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2019, Municipal Bond lent a maximum of $1,316,546 for one day earning interest of $117, Municipal Enhanced lent a maximum of $5,655,726 for two days earning interest of $637, Small Cap Core lent a maximum of $1,394,179 for one day earning interest of $92 and Small/Mid Cap lent a maximum of $2,809,656 for six days earning interest of $1,440. The interest income amount is included in the Statement of Operations as interest income. Enhanced Core Bond ESG borrowed a maximum of $1,393,052 for four days paying interest of $263, Municipal Bond borrowed a maximum of $4,490,591 for seven days paying interest of $1,475 and Small Cap Core borrowed a maximum of $14,519,499 for three days paying interest of $2,236. The interest expense amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2019, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2019, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Enhanced Core Bond ESG	$18,946,710	$21,701,169
Municipal Bond	167,285,286	199,899,494
Municipal Enhanced	156,120,460	95,769,768
Small Cap Core	82,252,160	120,315,692
Small/Mid Cap	66,319,015	28,686,531

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2019 were as follows:

	U.S. Government Obligations
Fund	Purchases	Sales
Enhanced Core Bond ESG	$5,662,827	$8,195,799

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

Notes to Financial Statements (continued)

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2019, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
Enhanced Core Bond ESG	$1,399,391	$1,285,644	$162,780	$1,448,424
Small Cap Core	74,630,943	3,780,454	72,240,554	76,021,008
Small/Mid Cap	16,055,086	—	16,361,819	16,361,819

The following table summarizes the securities received as collateral for securities lending at December 31, 2019:

Fund	Collateral Type	Coupon Range	Maturity Date Range
Enhanced Core
Bond ESG	U.S. Treasury Obligations	0.010%-3.125%	04/15/20-05/15/47
Small Cap Core	U.S. Treasury Obligations	0.000%-8.500%	01/09/20-11/15/49
Small/Mid Cap	U.S. Treasury Obligations	0.000%-8.500%	01/23/20-05/15/49

5. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2019:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount
Enhanced Core Bond ESG
Citadel Securities LLC	$285,644	—	$285,644	$285,644	—
RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$1,285,644	—	$1,285,644	$1,285,644	—

Small Cap Core
Cantor Fitzgerald Securities, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—
Citadel Securities LLC	780,454	—	780,454	780,454	—
Citigroup Global Markets, Inc.	1,000,000	—	1,000,000	1,000,000	—
RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$3,780,454	—	$3,780,454	$3,780,454	—

7. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND AMG FUNDS II AND SHAREHOLDERS OF AMG GW&K ENHANCED CORE BOND ESG FUND, AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K SMALL CAP CORE FUND AND AMG GW&K SMALL/MID CAP FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Enhanced Core Bond ESG Fund (one of the funds constituting AMG Funds II), AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, and AMG GW&K Small/Mid Cap Fund (four of the funds constituting AMG Funds) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2020

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

Other Information

TAX INFORMATION

AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small/Mid Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2019 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small/Mid Cap Fund each hereby designates $0, $0, $1,129,412, $22,550,089, and $239,704, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2019, or if subsequently determined to be different, the net capital gains of such fiscal year.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 71 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 49 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 69

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 52 Funds in Fund Complex

Eric Rakowski, 61

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 72

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 67

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 61

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 42

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form N-Q. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com	73

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy EmergingWealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag &Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	123119	AR019

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2019	Fiscal 2018
AMG GW&K Enhanced Core Bond ESG Fund	$40,423	$38,029
AMG Chicago Equity Partners Balanced Fund	$37,044	$28,203

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in their two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2019	Fiscal 2018
AMG GW&K Enhanced Core Bond ESG Fund	$6,250	$9,425
AMG Chicago Equity Partners Balanced Fund	$7,450	$7,369

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2019 and $0 for fiscal 2018, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2019 and 2018 for non-audit services rendered to the Funds and Fund Service Providers were $63,200 and $86,812, respectively. For the fiscal year ended December 31, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS II

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 6, 2020

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 6, 2020